UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-01716

ALLIANCEBERNSTEIN CAP FUND, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo
AllianceBernstein L.P.
1345 Avenue of the Americas
New York, New York 10105
(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: July 31, 2013

Date of reporting period: January 31, 2013

ITEM 1. REPORTS TO STOCKHOLDERS.

SEMI-ANNUAL REPORT

AllianceBernstein

Small Cap Growth Portfolio

January 31, 2013

Semi-Annual Report

Investment Products Offered

•Are Not FDIC Insured •May Lose Value •Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.alliancebernstein.com or contact your AllianceBernstein Investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s website at www.alliancebernstein.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AllianceBernstein publishes full portfolio holdings for the Fund monthly at www.alliancebernstein.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AllianceBernstein family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the manager of the funds.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

March 18, 2013

Semi-Annual Report

This report provides management’s discussion of fund performance for AllianceBernstein Small Cap Growth Portfolio (the “Fund”) for the semi-annual reporting period ended January 31, 2013.

Investment Objective and Policies

The Fund’s investment objective is long-term growth of capital. The Fund invests primarily in a diversified portfolio of equity securities with relatively smaller capitalizations as compared to the overall U.S. market. Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities of smaller companies. For these purposes, “smaller companies” are those that, at the time of investment, fall within the lowest 20% of the total U.S. equity market capitalization (excluding, for purposes of this calculation, companies with market capitalizations of less than $10 million). Because the Fund’s definition of smaller companies is dynamic, the limits on market capitalization will change with the markets.

The Fund may invest in any company and industry and in any type of equity security with potential for capital appreciation. The Fund invests in well-known and established companies and in new and less-seasoned companies. The Fund’s investment policies emphasize investments in companies that are demonstrating improving financial results and a favorable earnings outlook. The Fund may invest in foreign securities. The Fund may periodically invest in the securities of companies that are expected to appreciate due to a development particularly or uniquely applicable to that company regardless of general business conditions or movements of the market as a whole. Normally, the Fund invests in about 95-125 companies broadly diversified by sector.

The Fund invests primarily in equity securities but may also invest in other types of securities, such as preferred stocks. The Fund may, at times, invest in shares of exchange-traded funds (“ETFs”) in lieu of making direct investments in securities. ETFs may provide more efficient and economical exposure to the types of companies and geographic locations in which the Fund seeks to invest than direct investments. The Fund may also invest up to 20% of its total assets in rights or warrants. The Fund may enter into derivatives transactions, such as options, futures contracts, forwards, and swaps. The Fund may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, including on individual securities and stock indexes, futures contracts (including futures contracts on individual securities and stock indexes) or shares of ETFs. These transactions may be used, for example, in an effort to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of the Fund’s portfolio from a decline in value, sometimes within certain ranges.

Effective February 1, 2013, the Fund is closed to new investors except as described below. Current shareholders as of January 31, 2013, may continue to purchase

ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO •	1

additional Fund shares, including through reinvestment of dividends and capital gains distributions and exchanges. In addition, the following categories of shareholders and investors may continue to purchase Fund shares: (i) investors that have entered into a letter of intent prior to January 31, 2013; (ii) participants in group retirement plans that offer shares of the Fund as an investment option as of January 31, 2013; (iii) wrap fee programs or financial intermediaries charging asset-based fees that purchase shares on behalf of clients in existing accounts holding shares of the Fund as of January 31, 2013; and (iv) customers of certain other financial intermediaries as approved by the Adviser.

Investment Results

The table on page 5 shows the Fund’s performance compared to its benchmark, the Russell 2000 Growth Index, for the six- and 12-month periods ended January 31, 2013.

The Fund gained in absolute returns but underperformed the benchmark for the six- and 12-month periods, before sales charges. For the six-month period, stock selection in the technology, consumer/commercial services, healthcare and energy sectors detracted from performance, while stock selection in the industrial sector provided a partial offset. For the 12-month period, stock selection in the healthcare and technology sectors detracted, while stock selection in the industrial sector contributed to relative performance. Cash detracted from performance in both periods.

Sector allocations, resulting from the Fund’s “bottom-up” stock selection process, remained muted compared to the benchmark and did not have a meaningful impact on relative returns in either period. At the end of the reporting period, the largest overweights were in the technology and consumer/commercial services sectors, while the largest underweights were in the financial and healthcare sectors. The Fund did not use leverage or derivatives during the six- or 12-month periods.

Market Review and Investment Strategy

U.S. and global equity markets rallied in 2012 as investors gained confidence that challenges to economic growth and market stability would be contained. Small-cap growth stocks achieved solid double-digit absolute returns for the 12-month period ended January 31, 2013, as measured by the benchmark, but lagged both the broad market, as represented by the S&P 500 index, and small-cap value stocks, as represented by the Russell 2000 Value Index.

After a strong start in 2012, equities including small-cap growth stocks fell sharply in May, as fears about the future of the euro area and global economic weakness undermined investor confidence. Decisive actions by global central banks and government policy-makers led to restored investor confidence and an equity market recovery by year-end. However, U.S. economic uncertainty remains and companies have taken a conservative approach to employment

2	• ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO

and capital spending decisions until the full economic impact of recent tax changes and forthcoming spending cuts are more fully understood. U.S. employment growth remains sub-par and capital spending has lagged the improvement in corporate profits. Consumer spending has been a notable bright spot and there is growing evidence that the U.S. housing market has begun to recover.

Reflecting the cautious outlook for 2013 earnings, forecasts for smaller-cap companies have been revised lower and guidance from company management teams has been conservative. Against this backdrop, the Small Cap Growth Investment Team (the “Team”) remained focused on identifying secular growth companies that are not overly dependent on a reacceleration of economic growth to achieve their earnings forecasts, or companies whose stock valuations already reflect an anticipated reset of expectations. The Team believes that its approach, which seeks companies exhibiting superior growth attributes, often benefits during periods of scarce growth.

The Team’s research continued to uncover small-cap growth stocks exhibiting the attractive growth attributes it seeks, and it has found such opportunities across most major industry sectors. The Team’s strategy seeks to have more exposure than the benchmark to those companies with the attractive growth attributes it prizes, including superior earnings growth, favorable earnings revisions and positive earnings surprise; the Fund offers higher forecasted earnings growth and more positive earnings revisions than the broad small-cap growth universe. Furthermore, while the Fund is currently valued at a modest premium to prospective growth, the growth attributes the Team seeks continue to trade at historically attractive relative valuations. In the Team’s view, this attractive combination of strong prospective growth attributes at relatively attractive valuations should prove favorable for its investment approach, as investors ultimately reward the strongest fundamental performers, especially in an uncertain economic environment.

ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO •	3

DISCLOSURES AND RISKS

Benchmark Disclosure

The unmanaged Russell 2000® Growth Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Russell 2000 Growth Index represents the performance of 2,000 small-cap growth companies within the U.S. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market. It includes the risk that a particular style of investing, such as growth, may underperform the market generally.

Capitalization Risk: Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

Foreign (Non-U.S.) Risk: Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Derivatives Risk: Investments in derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and may be subject to counterparty risk to a greater degree than more traditional investments.

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its techniques will produce the intended results.

These risks are fully discussed in the Fund’s prospectus.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

All fees and expenses related to the operation of the Fund have been deducted. Net asset value (“NAV”) returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (4% year 1, 3% year 2, 2% year 3, 1% year 4); a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

4	• ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO

Disclosures and Risks

HISTORICAL PERFORMANCE

THE FUND VS. ITS BENCHMARK PERIODS ENDED JANUARY 31, 2013	NAV Returns
	6 Months	12 Months
AllianceBernstein Small Cap Growth Portfolio*
Class A	9.01%	11.68%

Class B†	8.59%	10.76%

Class C	8.61%	10.85%

Advisor Class‡	9.16%	11.98%

Class R‡	8.84%	11.34%

Class K‡	9.03%	11.76%

Class I‡	9.19%	12.06%

Russell 2000 Growth Index	14.23%	13.63%

*    Includes the impact of proceeds received and credited to the Fund resulting from class action settlements, which enhanced the performance of all share classes of the Fund for the 12-month period ended January 31, 2013 by 0.01%.

†     Effective January 31, 2009, Class B shares are no longer available for purchase to new investors. Please see Note A for more information.

‡     Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

      Please keep in mind that high, double-digit returns are highly unusual and cannot be sustained. Investors should also be aware that these returns were primarily achieved during favorable market conditions.

See Disclosures, Risks and Note about Historical Performance on page 4.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO •	5

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF JANUARY 31, 2013
	NAV Returns	SEC Returns

Class A Shares
1 Year	11.68%	6.93%
5 Years	9.01%	8.07%
10 Years	11.88%	11.40%

Class B Shares
1 Year	10.76%	6.76%
5 Years	8.10%	8.10%
10 Years(a)	11.15%	11.15%

Class C Shares
1 Year	10.85%	9.85%
5 Years	8.18%	8.18%
10 Years	11.03%	11.03%

Advisor Class Shares†
1 Year	11.98%	11.98%
5 Years	9.32%	9.32%
10 Years	12.19%	12.19%

Class R Shares†
1 Year	11.34%	11.34%
5 Years	8.86%	8.86%
Since Inception*	7.73%	7.73%

Class K Shares†
1 Year	11.76%	11.76%
5 Years	9.19%	9.19%
Since Inception*	8.04%	8.04%

Class I Shares†
1 Year	12.06%	12.06%
5 Years	9.55%	9.55%
Since Inception*	8.42%	8.42%

The Portfolio’s current prospectus fee table shows the Fund’s total annual operating expense ratios as 1.34%, 2.19%, 2.09%, 1.06%, 1.61%, 1.26% and 0.95% for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

(a)	Assumes conversion of Class B shares into Class A shares after eight years.

†	These share classes are offered at NAV to eligible investors and their SEC returns are the same as the NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund. The inception date for Class R, Class K and Class I shares is listed below.

*	Inception date: 3/1/05.

See Disclosures, Risks and Note about Historical Performance on page 4.

(Historical Performance continued on next page)

6	• ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (DECEMBER 31, 2012)
SEC Returns

Class A Shares
1 Year	10.14%
5 Years	4.13%
10 Years	10.55%

Class B Shares
1 Year	10.09%
5 Years	4.15%
10 Years(a)	10.29%

Class C Shares
1 Year	13.13%
5 Years	4.22%
10 Years	10.18%

Advisor Class Shares†
1 Year	15.34%
5 Years	5.32%
10 Years	11.33%

Class R Shares†
1 Year	14.66%
5 Year	4.89%
Since Inception*	7.08%

Class K Shares†
1 Year	15.08%
5 Year	5.20%
Since Inception*	7.39%

Class I Shares†
1 Year	15.42%
5 Year	5.55%
Since Inception*	7.76%

(a)	Assumes conversion of Class B shares into Class A shares after eight years.

†	Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund. The inception date for Class R, Class K and Class I shares is listed below.

*	Inception date: 3/1/05.

See Disclosures, Risks and Note about Historical Performance on page 4.

ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO •	7

Historical Performance

FUND EXPENSES

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value August 1, 2012	Ending Account Value January 31, 2013	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,090.10	$6.85	1.30%
Hypothetical**	$1,000	$1,018.65	$6.61	1.30%
Class B
Actual	$1,000	$1,085.90	$11.04	2.10%
Hypothetical**	$1,000	$1,014.62	$10.66	2.10%
Class C
Actual	$1,000	$1,086.10	$10.73	2.04%
Hypothetical**	$1,000	$1,014.92	$10.36	2.04%
Advisor Class
Actual	$1,000	$1,091.60	$5.43	1.03%
Hypothetical**	$1,000	$1,020.01	$5.24	1.03%
Class R
Actual	$1,000	$1,088.40	$8.26	1.57%
Hypothetical**	$1,000	$1,017.29	$7.98	1.57%
Class K
Actual	$1,000	$1,090.30	$6.43	1.22%
Hypothetical**	$1,000	$1,019.06	$6.21	1.22%
Class I
Actual	$1,000	$1,091.90	$4.90	0.93%
Hypothetical**	$1,000	$1,020.52	$4.74	0.93%
*	Expenses are equal to the classes’ annualized expense ratios multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

**	Assumes 5% return before expenses.

8	• ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO

Fund Expenses

PORTFOLIO SUMMARY

January 31, 2013 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $1,120.2

TEN LARGEST HOLDINGS**

January 31, 2013 (unaudited)

Company	U.S. $ Value	Percent of Net Assets
Genesee & Wyoming, Inc. – Class A	$20,804,988	1.8%
CoStar Group, Inc.	20,297,837	1.8
Lumber Liquidators Holdings, Inc.	18,106,713	1.6
Dealertrack Technologies, Inc.	17,980,515	1.6
Advisory Board Co. (The)	17,656,908	1.6
Middleby Corp.	17,165,345	1.5
Aspen Technology, Inc.	17,039,947	1.5
Hexcel Corp.	16,490,879	1.5
Life Time Fitness, Inc.	16,437,129	1.5
Cadence Design Systems, Inc.	16,414,694	1.5
	$178,394,955	15.9%

*	All data are as of January 31, 2013. The Portfolio’s sector breakdown is expressed as a percentage of total investments (excluding security lending collateral) and may vary over time.

**	Long-term investments.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Portfolio’s prospectus.

ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO •	9

Portfolio Summary and Ten Largest Holdings

PORTFOLIO OF INVESTMENTS

January 31, 2013 (unaudited)

Company	Shares	U.S. $ Value

COMMON STOCKS – 97.2%
Industrials – 22.8%
Aerospace & Defense – 2.3%
Hexcel Corp.(a)	615,561	$16,490,879
KEYW Holding Corp. (The)(a)(b)	759,460	9,766,656

		26,257,535

Building Products – 0.4%
Simpson Manufacturing Co., Inc.	143,225	4,643,355

Commercial Services & Supplies – 1.2%
Interface, Inc.	836,020	14,028,416

Construction & Engineering – 1.4%
Dycom Industries, Inc.(a)	724,975	15,209,975

Electrical Equipment – 0.8%
AMETEK, Inc.	10,601	434,535
Thermon Group Holdings, Inc.(a)	341,454	8,263,187

		8,697,722

Industrial Conglomerates – 1.1%
Carlisle Cos., Inc.	187,684	12,039,929

Machinery – 8.7%
Actuant Corp.– Class A	395,550	11,660,814
Chart Industries, Inc.(a)	202,740	13,419,361
IDEX Corp.	292,710	14,603,302
Lincoln Electric Holdings, Inc.	263,610	14,216,487
Middleby Corp.(a)	121,430	17,165,345
RBC Bearings, Inc.(a)	236,328	12,461,575
Valmont Industries, Inc.	98,082	14,292,509

		97,819,393

Marine – 1.4%
Kirby Corp.(a)	225,637	15,941,254

Professional Services – 2.3%
Advisory Board Co. (The)(a)	325,593	17,656,908
TrueBlue, Inc.(a)	441,988	7,597,774

		25,254,682

Road & Rail – 1.9%
Genesee & Wyoming, Inc. – Class A(a)	245,980	20,804,988

Trading Companies & Distributors – 1.3%
United Rentals, Inc.(a)	292,820	14,822,548

		255,519,797

Information Technology – 22.1%
Communications Equipment – 4.4%
Acme Packet, Inc.(a)	446,170	10,783,929
Aruba Networks, Inc.(a)	278,060	6,406,502
Ciena Corp.(a)	747,789	11,710,376

10	• ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO

Portfolio of Investments

Company	Shares	U.S. $ Value

Finisar Corp.(a)	391,340	$6,065,770
Netgear, Inc.(a)	248,046	8,708,895
Riverbed Technology, Inc.(a)	275,010	5,335,194

		49,010,666

Internet Software & Services – 5.2%
CoStar Group, Inc.(a)	216,441	20,297,837
Dealertrack Technologies, Inc.(a)	569,364	17,980,515
Demandware, Inc.(a)(b)	363,470	11,554,711
ExactTarget, Inc.(a)(b)	387,844	8,528,690

		58,361,753

Semiconductors & Semiconductor Equipment – 4.2%
Fairchild Semiconductor International, Inc.(a)	808,392	11,939,950
Semtech Corp.(a)	378,450	11,414,052
Teradyne, Inc.(a)	664,200	10,733,472
Veeco Instruments, Inc.(a)(b)	405,107	12,740,615

		46,828,089

Software – 8.3%
Aspen Technology, Inc.(a)	556,861	17,039,947
BroadSoft, Inc.(a)(b)	383,660	13,032,930
Cadence Design Systems, Inc.(a)	1,178,370	16,414,694
FleetMatics Group PLC(a)	372,582	9,340,631
Fortinet, Inc.(a)	112,344	2,650,195
Guidewire Software, Inc.(a)	473,600	15,685,632
MICROS Systems, Inc.(a)	188,517	8,677,437
SolarWinds, Inc.(a)	197,318	10,738,046

		93,579,512

		247,780,020

Consumer Discretionary – 20.8%
Distributors – 1.2%
LKQ Corp.(a)	611,467	13,690,746

Diversified Consumer Services – 2.2%
Bright Horizons Family Solutions, Inc.(a)(b)	329,973	9,239,244
Grand Canyon Education, Inc.(a)	662,614	15,809,970

		25,049,214

Hotels, Restaurants & Leisure – 3.5%
Life Time Fitness, Inc.(a)(b)	324,012	16,437,129
Orient-Express Hotels Ltd. – Class A(a)	857,267	9,961,443
Panera Bread Co. – Class A(a)	76,845	12,280,599

		38,679,171

Media – 1.8%
National CineMedia, Inc.	741,651	11,332,427
Pandora Media, Inc.(a)(b)	773,320	8,908,646

		20,241,073

Specialty Retail – 12.1%
Cabela’s, Inc.(a)	265,500	13,705,110
Conn’s, Inc.(a)(b)	452,090	12,857,440

ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO •	11

Portfolio of Investments

Company	Shares	U.S. $ Value

Dick’s Sporting Goods, Inc.	266,160	$12,666,554
Five Below, Inc.(a)(b)	247,762	9,167,194
Francesca’s Holdings Corp.(a)(b)	515,602	14,643,097
Hibbett Sports, Inc.(a)	286,003	15,060,918
Lumber Liquidators Holdings, Inc.(a)(b)	305,960	18,106,713
Select Comfort Corp.(a)	387,578	8,534,467
Ulta Salon Cosmetics & Fragrance, Inc.	157,500	15,406,650
Vitamin Shoppe, Inc.(a)	251,847	15,382,815

		135,530,958

		233,191,162

Health Care – 18.5%
Biotechnology – 4.2%
Achillion Pharmaceuticals, Inc.(a)	467,648	4,199,479
Ariad Pharmaceuticals, Inc.(a)	57,108	1,135,307
Cepheid, Inc.(a)	120,475	4,363,605
Cubist Pharmaceuticals, Inc.(a)	255,791	11,009,245
Infinity Pharmaceuticals, Inc.(a)	114,241	3,935,602
Intercept Pharmaceuticals, Inc.(a)(b)	17,290	698,343
Onyx Pharmaceuticals, Inc.(a)	100,460	7,787,659
Pharmacyclics, Inc.(a)	49,210	3,411,729
Puma Biotechnology, Inc.(a)	132,499	3,066,027
Synageva BioPharma Corp.(a)	65,012	3,007,455
TESARO, Inc.(a)(b)	263,160	4,763,196

		47,377,647

Health Care Equipment & Supplies – 3.6%
Align Technology, Inc.(a)	136,300	4,274,368
HeartWare International, Inc.(a)(b)	142,370	12,867,400
Sirona Dental Systems, Inc.(a)	205,942	13,688,965
Volcano Corp.(a)	363,565	9,103,668

		39,934,401

Health Care Providers & Services – 5.9%
Acadia Healthcare Co., Inc.(a)	494,060	12,633,114
Catamaran Corp.(a)	146,132	7,582,790
IPC The Hospitalist Co., Inc.(a)	228,600	9,747,504
Mednax, Inc.(a)	155,600	13,313,136
Team Health Holdings, Inc.(a)	425,341	14,406,300
WellCare Health Plans, Inc.(a)	178,710	9,062,384

		66,745,228

Health Care Technology – 0.9%
Vocera Communications, Inc.(a)(b)	367,416	9,648,344

Life Sciences Tools & Services – 0.9%
ICON PLC (Sponsored ADR)(a)	361,035	10,581,936

Pharmaceuticals – 3.0%
Akorn, Inc.(a)	734,301	9,612,000
Impax Laboratories, Inc.(a)	80,466	1,622,194
Jazz Pharmaceuticals PLC(a)	204,070	11,507,507
MAP Pharmaceuticals, Inc.(a)(b)	211,675	5,243,190

12	• ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO

Portfolio of Investments

Company	Shares	U.S. $ Value

Optimer Pharmaceuticals, Inc.(a)(b)	380,538	$3,531,393
Repros Therapeutics, Inc.(a)(b)	147,002	1,736,094

		33,252,378

		207,539,934

Energy – 6.0%
Energy Equipment & Services – 3.2%
Dril-Quip, Inc.(a)	75,130	6,092,292
Forum Energy Technologies, Inc.(a)(b)	123,505	3,150,613
Oceaneering International, Inc.	245,230	15,500,988
Oil States International, Inc.(a)	142,278	11,037,927

		35,781,820

Oil, Gas & Consumable Fuels – 2.8%
Laredo Petroleum Holdings, Inc.(a)(b)	546,372	10,080,563
Matador Resources Co.(a)	771,360	6,093,744
Oasis Petroleum, Inc.(a)	417,670	14,986,000

		31,160,307

		66,942,127

Financials – 4.7%
Capital Markets – 2.4%
Affiliated Managers Group, Inc.(a)	92,650	13,335,114
Stifel Financial Corp.(a)	375,303	13,829,916

		27,165,030

Commercial Banks – 2.3%
Iberiabank Corp.	237,025	12,204,417
Signature Bank/New York NY(a)	177,949	13,155,770

		25,360,187

		52,525,217

Materials – 1.5%
Chemicals – 1.5%
PolyOne Corp.	751,390	16,410,357

Consumer Staples – 0.8%
Food & Staples Retailing – 0.8%
Chefs’ Warehouse, Inc. (The)(a)(b)	509,994	8,460,800

Total Common Stocks (cost $925,969,685)		1,088,369,414

SHORT-TERM INVESTMENTS – 2.7%
Investment Companies – 2.7%
AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio, 0.13%(c) (cost $30,784,600)	30,784,600	30,784,600

Total Investments Before Security Lending Collateral for Securities Loaned – 99.9% (cost $956,754,285)		1,119,154,014

ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO •	13

Portfolio of Investments

Company	Shares	U.S. $ Value

INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED – 7.7%
Investment Companies – 7.7%
AllianceBernstein Exchange Reserves – Class I, 0.10%(c) (cost $85,641,278)	85,641,278	$85,641,278

Total Investments – 107.6% (cost $1,042,395,563)		1,204,795,292
Other assets less liabilities – (7.6)%		(84,616,469)

Net Assets – 100.0%		$1,120,178,823

(a)	Non-income producing security.

(b)	Represents entire or partial securities out on loan. See Note E for securities lending information.

(c)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

Glossary:

ADR – American Depositary Receipt

See notes to financial statements.

14	• ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO

Portfolio of Investments

STATEMENT OF ASSETS & LIABILITIES

January 31, 2013 (unaudited)

Assets
Investments in securities, at value
Unaffiliated issuers (cost $925,969,685)	$1,088,369,414 (a)
Affiliated issuers (cost $116,425,878—including investment of cash collateral for securities loaned of $85,641,278)	116,425,878
Receivable for capital stock sold	22,477,712
Receivable for investment securities sold	10,508,019
Interest and dividends receivable	96,927

Total assets	1,237,877,950

Liabilities
Payable for collateral received on securities loaned	85,339,723
Payable for investment securities purchased	27,736,122
Payable for capital stock redeemed	3,362,073
Advisory fee payable	676,332
Collateral due to Securities Lending Agent	301,555
Distribution fee payable	160,898
Transfer Agent fee payable	83,747
Administrative fee payable	24,696
Dividends payable	62
Accrued expenses	13,919

Total liabilities	117,699,127

Net Assets	$1,120,178,823

Composition of Net Assets
Capital stock, at par	$56,034
Additional paid-in capital	979,672,273
Accumulated net investment loss	(5,395,219)
Accumulated net realized loss on investment transactions	(16,553,994)
Net unrealized appreciation on investments	162,399,729

$1,120,178,823

Net Asset Value Per Share—21 billion shares of capital stock authorized, $.002 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$395,653,589	9,980,684	$39.64	*

B	$5,789,985	185,477	$31.22

C	$51,078,399	1,626,437	$31.41

Advisor	$233,995,072	5,634,276	$41.53

R	$39,755,950	1,010,022	$39.36

K	$57,512,561	1,429,273	$40.24

I	$336,393,267	8,150,617	$41.27

(a)	Includes securities on loan with a value of $83,359,363 (see Note E).

*	The maximum offering price per share for Class A shares was $41.40 which reflects a sales charge of 4.25%.

See notes to financial statements.

ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO •	15

Statement of Assets & Liabilities

STATEMENT OF OPERATIONS

Six Months Ended January 31, 2013 (unaudited)

Investment Income
Dividends
Unaffiliated issuers	$1,467,261
Affiliated issuers	88,458
Interest	188
Securities lending income	1,666,109	$3,222,016

Expenses
Advisory fee (see Note B)	3,427,351
Distribution fee—Class A	454,252
Distribution fee—Class B	29,975
Distribution fee—Class C	210,714
Distribution fee—Class R	78,863
Distribution fee—Class K	57,257
Transfer agency—Class A	347,406
Transfer agency—Class B	8,457
Transfer agency—Class C	46,228
Transfer agency—Advisor Class	200,837
Transfer agency—Class R	38,953
Transfer agency—Class K	33,329
Transfer agency—Class I	144,685
Custodian	120,624
Registration fees	74,144
Printing	45,768
Administrative	27,594
Legal	22,580
Audit	18,858
Directors’ fees	3,112
Miscellaneous	14,719

Total expenses		5,405,706

Net investment loss		(2,183,690)

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized loss on investment transactions		(4,259,192)
Net change in unrealized appreciation/depreciation of investments		88,438,732

Net gain on investment transactions		84,179,540

Net Increase in Net Assets from Operations		$81,995,850

See notes to financial statements.

16	• ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended January 31, 2013 (unaudited)		Year Ended July 31, 2012
Increase (Decrease) in Net Assets from Operations
Net investment loss	$(2,183,690)		$(4,530,540)
Net realized gain (loss) on investment transactions	(4,259,192)		37,555,923
Net change in unrealized appreciation/depreciation of investments	88,438,732		4,423,253

Net increase in net assets from operations	81,995,850		37,448,636
Dividends and Distributions to Shareholders from
Net investment income
Class A	– 0	–	(1,335,438)
Class C	– 0	–	(34,760)
Advisor Class	– 0	–	(644,272)
Class R	– 0	–	(71,508)
Class K	– 0	–	(58,481)
Class I	– 0	–	(1,787,050)
Net realized gain on investment transactions
Class A	(11,536,521)		(1,579,322)
Class B	(235,413)		(69,798)
Class C	(1,855,272)		(180,056)
Advisor Class	(6,593,078)		(505,656)
Class R	(1,126,964)		(108,945)
Class K	(1,689,067)		(69,800)
Class I	(7,882,890)		(1,373,430)
Capital Stock Transactions
Net increase	303,660,687		199,237,061
Capital Contributions
Proceeds from third party regulatory settlement (see Note F)	– 0	–	1,317,903

Total increase	354,737,332		230,185,084
Net Assets
Beginning of period	765,441,491		535,256,407

End of period (including accumulated net investment loss of ($5,395,219) and ($3,211,529), respectively)	$1,120,178,823		$765,441,491

See notes to financial statements.

ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO •	17

Statement of Changes in Net Assets

NOTES TO FINANCIAL STATEMENTS

January 31, 2013 (unaudited)

NOTE A

Significant Accounting Policies

AllianceBernstein Cap Fund, Inc. (the “Company”), which is a Maryland corporation, is registered under the Investment Company Act of 1940 as an open-end management investment company. The Company operates as a series company currently comprised of eleven portfolios: AllianceBernstein Small Cap Growth Portfolio, AllianceBernstein U.S. Strategic Research Portfolio, AllianceBernstein Market Neutral Strategy—U.S., AllianceBernstein Market Neutral Strategy—Global, AllianceBernstein International Discovery Equity Portfolio, AllianceBernstein International Focus 40 Portfolio, AllianceBernstein Emerging Markets Multi-Asset Portfolio, AllianceBernstein Select US Equity Portfolio, AllianceBernstein Dynamic All Market Fund Portfolio, AllianceBernstein Emerging Markets Equity Portfolio and AllianceBernstein Select US Long/Short Portfolio (the “Portfolios”). The AllianceBernstein Small Cap Growth Portfolio, AllianceBernstein U.S. Strategic Research Portfolio, AllianceBernstein Market Neutral Strategy—U.S., AllianceBernstein Market Neutral Strategy—Global and AllianceBernstein International Discovery Equity Portfolio are each diversified Portfolios. Each of the other Portfolios is non-diversified. AllianceBernstein International Focus 40 Portfolio commenced operations on July 6, 2011. AllianceBernstein Emerging Markets Multi-Asset Portfolio commenced operations on August 31, 2011. AllianceBernstein Select US Equity Portfolio commenced operations on December 8, 2011. AllianceBernstein Dynamic All Market Fund commenced operations on December 16, 2011. AllianceBernstein Emerging Markets Equity Portfolio commenced operations on September 27, 2012. AllianceBernstein Select US Long/Short Portfolio commenced operations on December 12, 2012. Each Portfolio is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AllianceBernstein Small Cap Growth Portfolio (the “Fund”). The Fund offers Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Effective January 31, 2009, sales of Class B shares of the Fund to new investors were suspended. Class B shares will only be issued (i) upon the exchange of Class B shares from another AllianceBernstein Mutual Fund, (ii) for purposes of dividend reinvestment, (iii) through the Fund’s Automatic Investment Program (the “Program”) for accounts that established the Program prior to January 31, 2009, and (iv) for purchases of additional shares by Class B shareholders as of January 31, 2009. The ability to establish a new Program for accounts containing Class B shares was suspended as of January 31, 2009. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within

18	• ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO

Notes to Financial Statements

the first year after purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Advisor Class and Class I shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All seven classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Company’s Board of Directors (the “Board”).

In general, the market value of securities which are readily available and deemed reliable are determined as follows: Securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g. last trade price in the case of listed options); open futures contracts are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, the Adviser may establish procedures

ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO •	19

Notes to Financial Statements

whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Investments in money market funds are valued at their net asset value each day.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset (including those valued based on their market values as described in Note 1 above) or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data

20	• ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO

Notes to Financial Statements

(such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, by pricing vendors, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of January 31, 2013:

Investments in Securities:	Level 1		Level 2			Level 3			Total
Assets:
Common Stocks*	$1,088,369,414		$	– 0	–	$	– 0	–	$1,088,369,414
Short-Term Investments	30,784,600			– 0	–		–0	–	30,784,600
Investments of Cash Collateral for Securities Loaned in Affiliated Money Market Fund	85,641,278			– 0	–		–0	–	85,641,278

Total Investments in Securities	1,204,795,292			– 0	–		–0	–	1,204,795,292
Other Financial Instruments**	– 0	–		– 0	–		–0	–	– 0	–

Total^	$1,204,795,292		$	– 0	–	$	– 0	–	$1,204,795,292

*	See Portfolio of Investments for sector classifications.

**	Other financial instruments are derivative instruments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

^	There were no transfers between Level 1 and Level 2 during the reporting period.

The Fund recognizes all transfers between levels of the fair value hierarchy assuming the financial instruments were transferred at the beginning of the reporting period.

The Adviser has established a Valuation Committee (the “Committee”) which is responsible for overseeing the pricing and valuation of all securities held in the Fund. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO •	21

Notes to Financial Statements

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and a third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments and process at vendors, 2) daily compare of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated.

22	• ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO

Notes to Financial Statements

Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Company are charged to each Portfolio in proportion to each Portfolio’s respective net assets. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

During the period, the Fund paid the Adviser an annual rate of .75% of the first $2.5 billion, .65% of the excess over $2.5 billion up to $5 billion and .60% of the excess over $5 billion as a percentage of the Fund’s average daily net assets. The fee is accrued daily and paid monthly.

Pursuant to the investment advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the six months ended January 31, 2013, the reimbursement for such services amounted to $27,594.

ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO •	23

Notes to Financial Statements

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $279,018 for the six months ended January 31, 2013.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $16,647 from the sale of Class A shares and received $5,151, $1,430 and $10,893 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the six months ended January 31, 2013.

The Fund may invest in the AllianceBernstein Fixed-Income Shares, Inc.—Government STIF Portfolio (“Government STIF Portfolio”), an open-end management investment company managed by the Adviser. The Government STIF Portfolio is offered as a cash management option to mutual funds and other institutional accounts of the Adviser, and is not available for direct purchase by members of the public. The Government STIF Portfolio pays no investment management fees but does bear its own expenses. A summary of the Fund’s transactions in shares of the Government STIF Portfolio for the six months ended January 31, 2013 is as follows:

Market Value July 31, 2012 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value January 31, 2013 (000)	Dividend Income (000)
$32,524	$221,005	$222,744	$30,785	$21

Brokerage commissions paid on investment transactions for the six months ended January 31, 2013 amounted to $871,343, of which $5,328 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Fund’s average daily net assets attributable to Class A shares, 1% of the Fund’s average daily net assets attributable to both Class B and Class C shares, .50% of the Fund’s average daily net assets attributable to Class R shares and .25% of the Fund’s average daily net assets attributable to Class K shares. There are no distribution and servicing fees on the Advisor

24	• ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO

Notes to Financial Statements

Class and Class I shares. The fees are accrued daily and paid monthly. Payments under the Class A plan are currently limited to .27% of the Fund’s average daily net assets attributable to Class A shares. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Fund’s operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amounts of $20,299,953, $2,593,469, $230,138 and $168,200 for Class B, Class C, Class R and Class K shares, respectively. While such costs may be recovered from the Fund in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended January 31, 2013 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$553,489,029		$289,849,652
U.S. government securities	– 0	–	– 0	–

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation are as follows:

Gross unrealized appreciation	$174,597,281
Gross unrealized depreciation	(12,197,552)

Net unrealized appreciation	$162,399,729

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The Fund did not engage in derivatives transactions for the six months ended January 31, 2013.

2. Currency Transactions

The Fund may invest in non-U.S. Dollar securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or

ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO •	25

Notes to Financial Statements

short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E

Securities Lending

The Fund may enter into securities lending transactions. Under the Fund’s securities lending program, all loans of securities will be collateralized continually by cash. The Fund will be compensated for the loan from a portion of the net return from the income earned on cash collateral after a rebate is paid to the borrower (in some cases, this rebate may be a “negative rebate” or fee paid by the borrower to the Fund in connection with the loan), and payments are made for fees of the securities lending agent and for certain other administrative expenses. It is the policy of the Fund to receive collateral consisting of cash in an amount exceeding the value of the securities loaned. The Fund will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Fund amounts equal to any income or other distributions from the securities. The Fund will not have the right to vote any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. The lending agent has agreed to indemnify the Fund in the case of default of any securities borrower. Collateral received and securities loaned are marked to market daily to ensure that the securities loaned are secured by collateral. The lending agent will invest the cash collateral received in AllianceBernstein Exchange Reserves, an eligible money market vehicle, in accordance with the investment restrictions of the Fund, and as approved by the Company’s Board of Directors. The collateral received on securities loaned is recorded as an asset as well as a corresponding liability in the statement of assets and liabilities. When the Fund lends securities, its investment performance will continue to reflect changes in the value of the securities loaned. At January 31, 2013, the Fund had securities on loan with a value of $83,359,363 and had received cash collateral which has been invested into AllianceBernstein Exchange Reserves of $85,641,278. The cash collateral will be adjusted on the next business day to maintain the required collateral amount. The Fund earned securities lending income of $1,666,109 and $67,526 from the borrowers and AllianceBernstein Exchange Reserves, respectively, for the six months ended January 31, 2013; these amounts are reflected in the statement of operations. A principal risk of lending portfolio securities is that the borrower

26	• ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO

Notes to Financial Statements

will fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities. A summary of the Fund’s transactions in shares of AllianceBernstein Exchange Reserves for the six months ended January 31, 2013 is as follows:

Market Value July 31, 2012 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value January 31, 2013 (000)	Dividend Income (000)
$99,024	$220,713	$234,096	$85,641	$67

NOTE F

Capital Stock

Each class consists of 3,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares		Amount
	Six Months Ended January 31, 2013 (unaudited)	Year Ended July 31, 2012	Six Months Ended January 31, 2013 (unaudited)	Year Ended July 31, 2012

Class A
Shares sold	3,354,795	3,474,223	$129,605,157	$126,137,724

Shares issued in reinvestment of dividends and distributions	286,440	82,644	10,581,110	2,672,700

Shares converted from Class B	18,547	65,927	719,028	2,358,616

Shares redeemed	(1,247,960)	(2,410,150)	(48,130,001)	(84,603,205)

Net increase	2,411,822	1,212,644	$92,775,294	$46,565,835

Class B
Shares sold	7,075	21,267	$217,632	$604,671

Shares issued in reinvestment of dividends and distributions	7,801	2,607	227,167	67,640

Shares converted to Class A	(23,379)	(82,434)	(719,028)	(2,358,616)

Shares redeemed	(12,390)	(49,247)	(377,840)	(1,374,035)

Net decrease	(20,893)	(107,807)	$(652,069)	$(3,060,340)

Class C
Shares sold	576,103	594,587	$17,802,844	$17,737,519

Shares issued in reinvestment of dividends and distributions	51,758	7,525	1,515,985	196,098

Shares redeemed	(124,545)	(176,485)	(3,831,635)	(5,043,411)

Net increase	503,316	425,627	$15,487,194	$12,890,206

ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO •	27

Notes to Financial Statements

	Shares		Amount
	Six Months Ended January 31, 2013 (unaudited)	Year Ended July 31, 2012	Six Months Ended January 31, 2013 (unaudited)	Year Ended July 31, 2012

Advisor Class
Shares sold	2,710,797	3,201,886	$109,946,239	$120,814,667

Shares issued in reinvestment of dividends and distributions	111,944	22,899	4,331,092	772,406

Shares redeemed	(897,422)	(1,093,813)	(36,344,992)	(39,619,531)

Net increase	1,925,319	2,130,972	$77,932,339	$81,967,542

Class R
Shares sold	431,783	415,711	$16,614,338	$15,094,432

Shares issued in reinvestment of dividends and distributions	30,713	5,601	1,126,868	180,451

Shares redeemed	(122,344)	(130,644)	(4,676,396)	(4,638,029)

Net increase	340,152	290,668	$13,064,810	$10,636,854

Class K
Shares sold	689,839	811,869	$27,031,439	$29,568,726

Shares issued in reinvestment of dividends and distributions	45,053	3,912	1,689,028	128,280

Shares redeemed	(188,228)	(229,158)	(7,381,134)	(8,129,428)

Net increase	546,664	586,623	$21,339,333	$21,567,578

Class I
Shares sold	2,817,382	2,887,816	$112,436,244	$106,207,258

Shares issued in reinvestment of dividends and distributions	205,033	94,337	7,881,466	3,160,281

Shares redeemed	(917,391)	(2,211,350)	(36,603,924)	(80,698,153)

Net increase	2,105,024	770,803	$83,713,786	$28,669,386

For the year ended July 31, 2012, the Fund received $1,317,903 related to a third-party’s settlement of regulatory proceedings involving allegations of improper trading. This amount is presented in the Fund’s statement of changes in net assets. Neither the Fund nor its affiliates were involved in the proceedings or the calculation of the payment.

NOTE G

Risks Involved in Investing in the Fund

Capitalization Risk—Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies.

28	• ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO

Notes to Financial Statements

Investments in small-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

Foreign Securities Risk—Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

Derivatives Risk—The Fund may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected in the statement of assets and liabilities.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

NOTE H

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $140 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the six months ended January 31, 2013.

NOTE I

Distributions to Shareholders

The tax character of distributions to be paid for the year ending July 31, 2013 will be determined at the end of the current fiscal year.

The tax character of distributions paid during the fiscal years ended July 31, 2012 and July 31, 2011 were as follows:

	2012			2011
Distributions paid from:
Ordinary income	$	– 0	–	$	– 0	–
Long-term capital gains		7,818,515			– 0	–

Total taxable distributions		$7,818,515		$	– 0	–

ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO •	29

Notes to Financial Statements

As of July 31, 2012, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed capital gain	$27,127,822
Accumulated capital and other losses	(2,595,403	)(a)
Unrealized appreciation/(depreciation)	64,841,454	(b)

Total accumulated earnings/(deficit)	$89,373,873

(a)

During the fiscal year, the Fund utilized $7,193,153 of capital loss carryforwards to offset current year net realized gains. At July 31, 2012, the Fund had a qualified late-year ordinary loss deferral of $2,595,403, which is deemed to arise on August 1, 2012.

(b)

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales and the tax treatment of passive foreign investment companies (PFICs).

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Under the Regulated Investment Company Modernization Act of 2010, funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an indefinite period. These post-enactment capital losses must be utilized prior to the pre-enactment capital losses, which are subject to expiration. Post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered short-term as under previous regulation.

As of July 31, 2012, the Fund did not have any capital loss carryforwards.

NOTE J

Recent Accounting Pronouncement

In December 2011, the Financial Accounting Standards Board issued an Accounting Standards Update (“ASU”) related to disclosures about offsetting assets and liabilities in financial statements. The amendments in this update require an entity to disclose both gross and net information for derivatives and other financial instruments that are either offset in the statement of assets and liabilities or subject to an enforceable master netting arrangement or similar agreement. The ASU is effective during interim or annual reporting periods beginning on or after January 1, 2013. At this time, management is evaluating the implication of this ASU and its impact on the financial statements has not been determined.

NOTE K

Subsequent Events

Effective February 1, 2013, the Fund is closed to new investors except as described below. Current shareholders as of January 31, 2013, may continue to purchase additional Fund shares, including through reinvestment of dividends and capital gains distributions and exchanges. In addition, the following categories of shareholders and investors may continue to purchase Fund shares: (i) investors that have entered into a letter of intent prior to January 31, 2013;

30	• ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO

Notes to Financial Statements

(ii) participants in group retirement plans that offer shares of the Fund as an investment option as of January 31, 2013; (iii) wrap fee programs or financial intermediaries charging asset-based fees that purchase shares on behalf of clients in existing accounts holding shares of the Fund as of January 31, 2013; and (iv) customers of certain other financial intermediaries as approved by the Adviser.

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no other material events that would require disclosure in the Fund’s financial statements through this date.

ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO •	31

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class A
Six Months Ended January 31, 2013 (unaudited)	Year Ended July 31,
2012	2011	2010	2009	2008

Net asset value, beginning of period	$ 37.62	$ 35.77	$ 25.36	$ 21.08	$ 26.69	$ 29.55

Income From Investment Operations
Net investment loss(a)	(.11)	(.31)	(.37)	(.31)	(.24)	(.31)
Net realized and unrealized gain (loss) on investment transactions	3.41	2.64	†	10.78	4.59	(5.37)	(2.55)
Contributions from Adviser	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–	.00	(b)

Net increase (decrease) in net asset value from operations	3.30	2.33	10.41	4.28	(5.61)	(2.86)

Less: Dividends and Distributions
Dividends from net investment income	– 0	–	(.23)	– 0	–	– 0	–	– 0	–	– 0	–
Distributions from net realized gain on investment transactions	(1.28)	(.25)	– 0	–	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(1.28)	(.48)	– 0	–	– 0	–	– 0	–	– 0	–

Net asset value, end of period	$ 39.64	$ 37.62	$ 35.77	$ 25.36	$ 21.08	$ 26.69

Total Return
Total investment return based on net asset value(c)	9.01%	6.73	%*^	41.05	%*	20.30	%*	(21.02	) %*	(9.68	)%*
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$395,654	$284,767	$227,339	$152,958	$146,038	$205,802
Ratio to average net assets of:
Expenses	1.30	%(d)	1.33%	1.43%	1.60	%(e)	1.62%	1.58	%(f)
Net investment loss	(.59	)%(d)	(.88)%	(1.13)%	(1.30	)%(e)	(1.28)%	(1.07)%
Portfolio turnover rate	33%	88%	107%	93%	108%	100%

See footnote summary on page 39.

32	• ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class B
Six Months Ended January 31, 2013 (unaudited)	Year Ended July 31,
2012	2011	2010	2009	2008

Net asset value, beginning of period	$ 30.01	$ 28.64	$ 20.47	$ 17.16	$ 21.92	$ 24.48

Income From Investment Operations
Net investment loss(a)	(.21)	(.48)	(.52)	(.42)	(.34)	(.44)
Net realized and unrealized gain (loss) on investment transactions	2.70	2.11	†	8.69	3.73	(4.42)	(2.12)
Contributions from Adviser	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–	.00	(b)

Net increase (decrease) in net asset value from operations	2.49	1.63	8.17	3.31	(4.76)	(2.56)

Less: Dividends and Distributions
Dividends from net investment income	– 0	–	(.01)	– 0	–	– 0	–	– 0	–	– 0	–
Distributions from net realized gain on investment transactions	(1.28)	(.25)	– 0	–	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(1.28)	(.26)	– 0	–	– 0	–	– 0	–	– 0	–

Net asset value, end of period	$ 31.22	$ 30.01	$ 28.64	$ 20.47	$ 17.16	$ 21.92

Total Return
Total investment return based on net asset value(c)	8.59%	5.83	%*^	39.91	%*	19.29	%*	(21.72	)%*	(10.46	)%*
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$5,790	$6,194	$8,999	$9,568	$12,471	$23,869
Ratio to average net assets of:
Expenses	2.10	%(d)	2.18%	2.29%	2.45	%(e)	2.51%	2.40	%(f)
Net investment loss	(1.38	)%(d)	(1.73)%	(1.99)%	(2.16	)%(e)	(2.16)%	(1.87)%
Portfolio turnover rate	33%	88%	107%	93%	108%	100%

See footnote summary on page 39.

ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO •	33

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class C
Six Months Ended January 31, 2013 (unaudited)	Year Ended July 31,
2012	2011	2010	2009	2008

Net asset value, beginning of period	$ 30.18	$ 28.83	$ 20.60	$ 17.25	$ 22.02	$ 24.56

Income From Investment Operations
Net investment loss(a)	(.21)	(.46)	(.51)	(.41)	(.33)	(.43)
Net realized and unrealized gain (loss) on investment transactions	2.72	2.12	†	8.74	3.76	(4.44)	(2.11)
Contributions from Adviser	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–	.00	(b)

Net increase (decrease) in net asset value from operations	2.51	1.66	8.23	3.35	(4.77)	(2.54)

Less: Dividends and Distributions
Dividends from net investment income	– 0	–	(.06)	– 0	–	– 0	–	– 0	–	– 0	–
Distributions from net realized gain on investment transactions	(1.28)	(.25)	– 0	–	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(1.28)	(.31)	– 0	–	– 0	–	– 0	–	– 0	–

Net asset value, end of period	$ 31.41	$ 30.18	$ 28.83	$ 20.60	$ 17.25	$ 22.02

Total Return
Total investment return based on net asset value(c)	8.61%	5.93	%*^	39.95	%*	19.42	%*	(21.66	)%*	(10.34	)%*
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$51,078	$33,894	$20,107	$13,677	$13,246	$19,840
Ratio to average net assets of:
Expenses	2.04	%(d)	2.08%	2.19%	2.37	%(e)	2.41%	2.34	%(f)
Net investment loss	(1.33	)%(d)	(1.64)%	(1.90)%	(2.08	)%(e)	(2.07)%	(1.83)%
Portfolio turnover rate	33%	88%	107%	93%	108%	100%

See footnote summary on page 39.

34	• ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Advisor Class
Six Months Ended January 31, 2013 (unaudited)	Year Ended July 31,
2012	2011	2010	2009	2008

Net asset value, beginning of period	$ 39.30	$ 37.36	$ 26.43	$ 21.90	$ 27.65	$ 30.52

Income From Investment Operations
Net investment loss(a)	(.07)	(.23)	(.28)	(.26)	(.20)	(.24)
Net realized and unrealized gain (loss) on investment transactions	3.58	2.76†	11.21	4.79	(5.55)	(2.63)
Contributions from Adviser	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–	.00	(b)

Net increase (decrease) in net asset value from operations	3.51	2.53	10.93	4.53	(5.75)	(2.87)

Less: Dividends and Distributions
Dividends from net investment income	– 0	–	(.34)	– 0	–	– 0	–	– 0	–	– 0	–
Distributions from net realized gain on investment transactions	(1.28)	(.25)	– 0	–	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(1.28)	(.59)	– 0	–	– 0	–	– 0	–	– 0	–

Net asset value, end of period	$ 41.53	$ 39.30	$ 37.36	$ 26.43	$ 21.90	$ 27.65

Total Return
Total investment return based on net asset value(c)	9.16%	7.03	%*^	41.36	%*	20.68	%*	(20.80	)%*	(9.40	)%*
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$233,995	$145,773	$58,959	$18,067	$18,439	$26,423
Ratio to average net assets of:
Expenses	1.03	%(d)	1.05%	1.10%	1.33	%(e)	1.35%	1.31	%(f)
Net investment loss	(.32	)%(d)	(.61)%	(.81)%	(1.03	)%(e)	(1.00)%	(.81)%
Portfolio turnover rate	33%	88%	107%	93%	108%	100%

See footnote summary on page 39.

ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO •	35

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class R
Six Months Ended January 31, 2013 (unaudited)	Year Ended July 31,
2012	2011	2010	2009	2008

Net asset value, beginning of period	$ 37.42	$ 35.61	$ 25.30	$ 21.04	$ 26.66	$ 29.52

Income From Investment Operations
Net investment loss(a)	(.17)	(.41)	(.44)	(.34)	(.25)	(.33)
Net realized and unrealized gain (loss) on investment transactions	3.39	2.65	†	10.75	4.60	(5.37)	(2.53)
Contributions from Adviser	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–	.00	(b)

Net increase (decrease) in net asset value from operations	3.22	2.24	10.31	4.26	(5.62)	(2.86)

Less: Dividends and Distributions
Dividends from net investment income	– 0	–	(.18)	– 0	–	– 0	–	– 0	–	– 0	–
Distributions from net realized gain on investment transactions	(1.28)	(.25)	– 0	–	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(1.28)	(.43)	– 0	–	– 0	–	– 0	–	– 0	–

Net asset value, end of period	$ 39.36	$ 37.42	$ 35.61	$ 25.30	$ 21.04	$ 26.66

Total Return
Total investment return based on net asset value(c)	8.84%	6.48	%*^	40.75	%*	20.25	%*	(21.08	)%*	(9.69	)%*
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$39,756	$25,065	$13,504	$6,845	$2,957	$2,197
Ratio to average net assets of:
Expenses	1.57	%(d)	1.60%	1.63%	1.69	%(e)	1.70%	1.64%
Net investment loss	(.86	)%(d)	(1.16)%	(1.33)%	(1.39	)%(e)	(1.35)%	(1.19)%
Portfolio turnover rate	33%	88%	107%	93%	108%	100%

See footnote summary on page 39.

36	• ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class K
Six Months Ended January 31, 2013 (unaudited)	Year Ended July 31,
2012	2011	2010	2009	2008

Net asset value, beginning of period	$ 38.16	$ 36.24	$ 25.66	$ 21.27	$ 26.88	$ 29.70

Income From Investment Operations
Net investment loss(a)	(.10)	(.31)	(.35)	(.26)	(.21)	(.26)
Net realized and unrealized gain (loss) on investment transactions	3.46	2.71	†	10.93	4.65	(5.40)	(2.56)
Contributions from Adviser	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–	.00	(b)

Net increase (decrease) in net asset value from operations	3.36	2.40	10.58	4.39	(5.61)	(2.82)

Less: Dividends and Distributions
Dividends from net investment income	– 0	–	(.23)	– 0	–	– 0	–	– 0	–	– 0	–
Distributions from net realized gain on investment transactions	(1.28)	(.25)	– 0	–	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(1.28)	(.48)	– 0	–	– 0	–	– 0	–	– 0	–

Net asset value, end of period	$ 40.24	$ 38.16	$ 36.24	$ 25.66	$ 21.27	$ 26.88

Total Return
Total investment return based on net asset value(c)	9.03%	6.83	%*^	41.23	%*	20.64	%*	(20.87	)%*	(9.50	)%*
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$57,513	$33,677	$10,725	$6,858	$5,323	$3,199
Ratio to average net assets of:
Expenses	1.22	%(d)	1.25%	1.32%	1.37	%(e)	1.44%	1.40%
Net investment loss	(.51	)%(d)	(.83)%	(1.03)%	(1.07	)%(e)	(1.10)%	(.93)%
Portfolio turnover rate	33%	88%	107%	93%	108%	100%

See footnote summary on page 39.

ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO •	37

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class I
Six Months Ended January 31, 2013 (unaudited)	Year Ended July 31,
2012	2011	2010	2009	2008

Net asset value, beginning of period	$ 39.05	$ 37.09	$ 26.18	$ 21.63	$ 27.24	$ 29.98

Income From Investment Operations
Net investment loss(a)	(.05)	(.18)	(.24)	(.18)	(.15)	(.15)
Net realized and unrealized gain (loss) on investment transactions	3.55	2.74 †	11.15	4.73	(5.46)	(2.59)
Contributions from Adviser	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–	.00	(b)

Net increase (decrease) in net asset value from operations	3.50	2.56	10.91	4.55	(5.61)	(2.74)

Less: Dividends and Distributions
Dividends from net investment income	– 0	–	(.35)	– 0	–	– 0	–	– 0	–	– 0	–
Distributions from net realized gain on investment transactions	(1.28)	(.25)	– 0	–	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(1.28)	(.60)	– 0	–	– 0	–	– 0	–	– 0	–

Net asset value, end of period	$ 41.27	$ 39.05	$ 37.09	$ 26.18	$ 21.63	$ 27.24

Total Return
Total investment return based on net asset value(c)	9.19%	7.16	%*^	41.67	%*	21.04	%*	(20.59	) %*	(9.14	) %*
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$336,393	$236,071	$195,623	$187,866	$159,368	$79,587
Ratio to average net assets of:
Expenses	.93	%(d)	.94%	1.00%	1.04	%(e)	1.12%	1.01%
Net investment loss	(.24	)%(d)	(.49)%	(.70)%	(.74	)%(e)	(.78)%	(.50)%
Portfolio turnover rate	33%	88%	107%	93%	108%	100%

See footnote summary on page 39.

38	• ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO

Financial Highlights

(a)	Based on average shares outstanding.

(b)	Amount is less than $.005.

(c)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(d)	Annualized.

(e)	The ratio includes expenses attributable to costs of proxy solicitation.

(f)	Ratios reflect expenses grossed up, where applicable, for expense offset arrangement with the Transfer Agent. For the period shown below, the net expense ratios were as follows:

Year Ended July 31, 2008
Class A	1.57%
Class B	2.39%
Class C	2.33%
Advisor Class	1.30%
Class R	—
Class K	—
Class I	—

†	Includes $.08 per share attributed to third party regulatory settlements.

*	Includes the impact of proceeds received and credited to the Fund resulting from class action settlements, which enhanced the Fund’s performance for the years ended July 31, 2012, July 31, 2011, July 31, 2010, July 31, 2009 and July 31, 2008 by 0.01%, 0.04%, 0.12%, 0.13% and 0.04%, respectively.

^	Includes the impact of proceeds received and credited to the Fund resulting from third party regulatory settlements, which enhanced the Fund’s performance for the year ended July 31, 2012 by 0.20%.

See notes to financial statements.

ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO •	39

Financial Highlights

BOARD OF DIRECTORS

William H. Foulk, Jr.(1) , Chairman

John H. Dobkin(1)

Michael J. Downey(1)

D. James Guzy(1)

Nancy P. Jacklin(1)

Robert M. Keith, President and Chief Executive Officer

Garry L. Moody(1)

Marshall C. Turner, Jr.(1)

Earl D. Weiner(1)

OFFICERS

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer

Bruce K. Aronow(2), Senior Vice President

N. Kumar Kirpalani(2) , Vice President

Samantha S. Lau(2) , Vice President

Wen-Tse Tseng(2), Vice President

Emilie D. Wrapp, Secretary

Joseph J. Mantineo, Treasurer and Chief Financial Officer

Phyllis J. Clarke, Controller

Custodian and Accounting Agent	Transfer Agent

State Street Bank and Trust Company

One Lincoln Street

Boston, MA 02111

Principal Underwriter

AllianceBernstein Investments, Inc.

1345 Avenue of the Americas

New York, NY 10105

Legal Counsel

Seward & Kissel LLP

One Battery Park Plaza

New York, NY 10004

AllianceBernstein Investor
Services, Inc.

P.O. Box 786003

San Antonio, TX 78278-6003

Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm

Ernst & Young LLP

5 Times Square

New York, NY 10036

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee. Mr. Foulk is the sole member of the Fair Value Pricing Committee.

(2)	The day-to-day management of, and investment decisions for, the Fund’s portfolio are made by the Adviser’s Small Cap Growth Investment Team. Mr. Bruce K. Aronow, Mr. N. Kumar Kirpalani, Ms. Samantha S. Lau and Mr. Wen-Tse Tseng are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s Portfolio.

40	• ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO

Board of Directors

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and The AllianceBernstein Cap Fund (the “Fund”), in respect of AllianceBernstein Small Cap Growth Portfolio (the “Portfolio”) 2. prepared by Philip L. Kirstein, the Senior Officer of the Fund for the Directors of the Fund, as required by the August 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolio which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement.

The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolio grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolio.

These factors, with the exception of the first factor, are generally referred to as the “Gartenberg factors,” which were articulated by the United States Court of Appeals for the Second Circuit in 1982. Gartenberg v. Merrill Lynch Asset Management, Inc., 694 F. 2d 923 (2d Cir. 1982). On March 30, 2010, the Supreme Court held the Gartenberg decision was correct in its basic formulation of what §36(b) requires: to face liability under §36(b), “an investment adviser must charge a fee that is so disproportionately large that it bears no reasonable

1	The information in the fee evaluation was completed on April 19, 2012 and discussed with the Board of Directors on May 1-3, 2012.

2	Future references to the Fund and the Portfolio do not include “AllianceBernstein.” References in the fee summary pertaining to performance and expense ratios refer to Class A shares of the Portfolio.

ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO •	41

relationship to the services rendered and could not have been the product of arm’s length bargaining.” Jones v. Harris Associates L.P., 130 S. Ct. 1418 (2010). In Jones, the Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arm’s length bargaining as the benchmark for reviewing challenged fees.”3

PORTFOLIO ADVISORY FEES, NET ASSETS & EXPENSE RATIOS

The Adviser proposed that the Portfolio pay the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in consideration of the Adviser’s settlement with the NYAG in December 2003, is based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.4

Category	Advisory Fee[5]	Net Assets 3/31/12 ($MIL)	Portfolio
Growth	75 bp on 1st $2.5 billion 65 bp on next $2.5 billion 60 bp on the balance	$715.4	Small Cap Growth Portfolio

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Portfolio. During the Portfolio’s most recently completed fiscal year, the Adviser received $68,378 (0.01% of the Portfolio’s average daily net assets) for such services.

Set forth below are the Portfolio’s total expense ratios as of the Portfolio’s most recent semi-annual period:6

Portfolio	Total Expense Ratio[7] (as of 1/31/12)		Fiscal Year End
Small Cap Growth Portfolio	Advisor	1.15%	July 31
	Class A	1.41%
	Class B	2.26%
	Class C	2.18%
	Class R	1.62%
	Class K	1.31%
	Class I	0.96%

3	Jones v. Harris at 1427.

4	Most of the AllianceBernstein Mutual Funds, which the Adviser manages, were affected by the Adviser’s settlement with the NYAG.

5	The advisory fee of the Portfolio is based on the percentage of the Portfolio’s average daily net assets and is paid on a monthly basis.

6	Semi-annual total expense ratios are unaudited.

7	Annualized.

42	• ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO

I.	ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services to be provided by the Adviser to the Portfolio that are not provided to non-investment company clients include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Portfolio’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolio are more costly than those for institutional client assets due to the greater complexities and time required for investment companies, although as previously noted, the Adviser is reimbursed for providing such services. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund, since establishing a new mutual fund requires a large upfront investment and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fees charged to institutional accounts with a similar investment style as the Portfolio.8 In addition to the AllianceBernstein institutional fee schedule, set forth below is what would have been the effective advisory fee of the Portfolio had the AllianceBernstein institutional fee schedule been applicable to the Portfolio versus the Portfolio’s advisory fee based on March 31, 2012 net assets:9

8	The Supreme Court stated that “courts may give such comparisons the weight that they merit in light of the similarities and differences between the services that the clients in question require, but the courts must be wary of inapt comparisons.” Among the significant differences the Supreme Court noted that may exist between services provided to mutual funds and institutional accounts are “higher marketing costs.” Jones v. Harris at 1428.

9	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO •	43

Portfolio	Net Assets 3/31/12 ($MIL)	AllianceBernstein Institutional Fee Schedule	Effective AB Inst. Adv. Fee	Portfolio Advisory Fee
Small Cap Growth Portfolio	$715.4	Small Cap Growth 100 bp on 1st $50 million 85 bp on next $50 million 75 bp on the balance Minimum Account Size: $25 m	0.774%	0.750%

The adviser also manages the AllianceBernstein Variable Products Series Fund, Inc. (“AVPS”), which is available through variable annuity and variable life contracts offered by other financial institutions and offers policyholders the option to utilize certain AVPS portfolios as the investment option underlying their insurance contracts. Set forth below is the fee schedule of the AVPS portfolio that has a substantially similar investment style as the Portfolio.10 Also shown is what would have been the effective advisory fee of the Portfolio had the AVPS fee schedule been applicable to the Portfolio:

Portfolio	AVPS Portfolio	Fee Schedule	Effective AVPS Adv. Fee	Portfolio Advisory Fee
Small Cap Growth Portfolio	Small Cap Growth Portfolio	0.75% on first $2.5 billion 0.65% on next $2.5 billion 0.60% on the balance	0.750%	0.750%

The Adviser provides sub-advisory investment services to certain other investment companies managed by other fund families. The Adviser charges the following fees for the sub-advisory relationships that have a somewhat similar investment style as the Portfolio.10 Also shown is the Portfolio’s advisory fee and what would have been the effective advisory fees of the Portfolio had the fee schedules of the sub-advisory relationships been applicable to the Portfolio based on March 31, 2012 net assets:

Portfolio		Fee Schedule	Effective Sub-advised Fee (%)	Portfolio Advisory Fee (%)
Small Cap Growth Portfolio	Client #1[11]	0.60% on the first $1 billion 0.55% on next $500 million 0.50% on next $500 million 0.45% on next $500 million 0.40% on the balance	0.600%	0.750%

	Client #2[11]	0.65% on the first $25 million 0.60% on the next $75 million 0.55% on the balance	0.559%	0.750%

10	The AVPS portfolio was also affected by the settlement between the Adviser and the NYAG. As a result, the Portfolio has the same fee schedule as the AVPS portfolio.

11	The client is an affiliate of the Adviser.

44	• ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO

It is fair to note that the services the Adviser provides pursuant to sub-advisory agreements are generally confined to the services related to the investment process; in other words, they are not as comprehensive as the services provided to the Portfolio by the Adviser.

While it appears that the sub-advisory relationships are paying a lower fee than the Portfolio, it is difficult to evaluate the relevance of such lower fees due to differences in terms of the services provided, risks involved and other competitive factors between the Portfolio and the sub-advisory relationships. There could be various business reasons why an investment adviser would be willing to provide a sub-advisory relationship investment related services at a different fee level than an investment company it is sponsoring where the investment adviser is providing all the services, not just investment management, generally required by a registered investment company.

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolio with fees charged to other investment companies for similar services offered by other investment advisers.12 Lipper’s analysis included the comparison of the Portfolio’s contractual manage ment fee, estimated at the approximate current asset level of the Portfolio, to the median of the Portfolio’s Lipper Expense Group (“EG”)13 and the Portfolio’s contractual management fee ranking.14

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

12	The Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of negotiations conducted at arm’s length.” Jones v. Harris at 1429.

13	Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratio than comparable sized funds that have relatively large average account sizes. Note that there are limitations on Lipper expense category data because different funds categorize expenses differently.

14	The contractual management fee is calculated by Lipper using the Portfolio’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Portfolio, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that the Portfolio had the lowest effective fee rate in the Lipper peer group.

ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO •	45

Portfolio	Contractual Management Fee (%)[15]	Lipper Exp. Group Median (%)	Rank
Small Cap Growth Portfolio	0.750	0.826	5/16

Lipper also compared the Portfolio’s total expense ratio to the medians of the Portfolio’s EG and Lipper Expense Universe (“EU”). The EU is a broader group compared to the EG, consisting of all funds that have the same investment classifications/objective and load type as the subject Portfolio. Set forth below is Lipper’s comparison of the Portfolio’s total expense ratio and the medians of the Portfolio’s EG and EU. The Portfolio’s total expense ratio rankings are also shown.

Portfolio	Expense Ratio (%)[16]	Lipper Exp. Group Median (%)	Lipper Group Rank	Lipper Exp. Universe Median (%)	Lipper Universe Rank
Small Cap Growth Portfolio	1.431	1.390	11/16	1.404	37/67

Based on this analysis, the Portfolio has a more favorable ranking on a management fee basis than on a total expense ratio basis.

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE MANAGEMENT FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Portfolio. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Portfolio’s profitability information, prepared by the Adviser for the Board of Directors, was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to the Portfolio increased during calendar year 2011, relative to 2010.

In addition to the Adviser’s direct profits from managing the Portfolio, certain of the Adviser’s affiliates have business relationships with the Portfolio and may earn a profit from providing other services to the Portfolio. The courts have

15	The contractual management fee rate does not reflect any expense reimbursement payments made by thePortfolio to the Adviser for certain clerical, legal, accounting, administrative, and other services.

16	Most recently completed fiscal year end Class A total expense ratio.

46	• ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO

referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Portfolio and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive and the relationship otherwise complies with the 40 Act restrictions. These affiliates provide transfer agent, distribution and brokerage related services to the Portfolio and receive transfer agent fees, Rule 12b-1 payments, front-end sales loads, contingent deferred sales charges (“CDSC”) and brokerage commissions. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur.

AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, is the Portfolio’s principal underwriter. ABI and the Adviser have disclosed in the Portfolio’s prospectus that they may make revenue sharing payments from their own resources, in addition to resources derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Portfolio. In 2011, ABI paid approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $17.0 million for distribution services and educational support (revenue sharing payments).

During the Portfolio’s most recently completed fiscal year, ABI received from the Portfolio $7,196, $892,543 and $11,883 in front-end sales charges, Rule 12b-1 and CDSC fees, respectively.

Fees and reimbursements for out of pocket expenses charged by AllianceBernstein Investor Services, Inc. (“ABIS”), the affiliated transfer agent for the Portfolio, are charged on a per account basis, based on the level of service provided and the class of share held by the account. ABIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis. During the Portfolio’s most recently completed fiscal year, ABIS received $453,251 in fees from the Portfolio.17

The Portfolio effected brokerage transactions during the most recently completed fiscal year through the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”) and/or its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” and paid commissions for such transactions. The Adviser represented that SCB’s profitability from any business conducted with the Portfolio is comparable to the profitability of SCB’s dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients. These credits and charges are not being

17	The fees disclosed are net of any expense offsets with ABIS. An expense offset is created by the interest earned on the positive cash balance that occurs within the transfer agent account as there is a one day lag with regards to money movement from the shareholder’s account to the transfer agent’s account and then the transfer agent’s account to the Portfolio’s account. Due to lower average balances and interest rates during the Portfolio’s most recently completed fiscal year, monthly fees exceeded interest credits, resulting in zero expense offsets for the period.

ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO •	47

passed onto any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for its clients. These soft dollar benefits reduce the Adviser’s cost of doing business and increase its profitability.

V.	POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through fee structures,18 subsidies and enhancement to services. Based on some of the professional literature that has considered economies of scale in the mutual fund industry, it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms make such investments in their business to provide services, there may be a sharing of economies of scale without a reduction in advisory fees.

An independent consultant, retained by the Senior Officer, provided the Board of Directors information on the Adviser’s firm-wide average costs from 2005 through 2011 and potential economies of scale. The independent consultant noted that from 2005 through 2007 the Adviser experienced significant growth in assets under management (“AUM”). During this period, operating expenses increased, in part to keep up with growth, and in part reflecting market returns. However, from 2008 through the first quarter of 2009, AUM rapidly and significantly decreased. Some operating expenses, including base compensation and office space, adjusted more slowly during this period, resulting in an increase in average costs. Since 2009, AUM has moved within a range of $400 to $500 million ending 2011 with an average of $411 million in the fourth quarter. The independent consultant noted that changes in operating expenses reflect changes in business composition and business practices in response to changes in financial markets. Finally, the independent consultant concluded that the increase in average cost and the decline in net operating margin across the company since 2008 are inconsistent with the view that there are currently “economies of scale” to be shared with clients through lower fees.

In February 2008, the independent consultant provided the Board of Directors an update of the Deli19 study on advisory fees and various fund characteristics.20 The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of

18	Fee structures include fee reductions, pricing at scale and breakpoints in advisory fee schedules.

19	The Deli study, originally published in 2002 based on 1997 data and updated for the February 2008 Presentation, may be of diminished value due to the age of data used in the presentation and the changes experienced in the industry over the last four years.

20	The Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arm’s length. See Jones V. Harris at 1429.

48	• ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO

Directors.21 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE FUND

With assets under management of approximately $419 billion as of March 31, 2012, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Portfolio.

The information prepared by Lipper shows the 1, 3, 5 and 10 year performance returns and rankings22 of the Fund relative to its Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”)23 for the periods ended February 29, 2012.24

	Portfolio Return (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
1 year	9.90	2.53	2.16	2/16	6/80
3 year	38.30	31.68	30.67	1/16	3/72
5 year	6.99	4.61	3.53	1/16	3/64
10 year	7.72	7.15	6.57	5/16	9/44

21	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

22	The performance returns and rankings of the Portfolio are for the Portfolio’s Class A shares. It should be noted that performance returns of the Portfolio were provided by Lipper.

23	The Portfolio’s PG is identical to the Portfolio’s EG. The Portfolio’s PU is not identical to the Portfolio’s EU as the criteria for including/excluding a fund from a PU is somewhat different from that of an EU.

24	The current Lipper investment classification/objective dictates the PG and PU throughout the life of the Portfolio even if a Portfolio had a different investment classification/objective at a different point in time.

ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO •	49

Set forth below are the 1, 3, 5 and 10 year and since inception performance returns of the Portfolio (in bold)25 versus its benchmarks.26 Portfolio and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information is also shown.27

	Periods Ending February 29, 2012 Annualized Performance
	1 Year (%)	3 Year (%)	5 Year (%)	10 Year (%)	Since Inception (%)	Annualized		Risk Period (Year)

						Volatility (%)	Sharpe (%)
Small Cap Growth Portfolio	9.90	38.30	6.99	7.72	9.85	22.21	0.36	10
Russell 2000 Growth Index	2.38	31.21	3.93	6.67	N/A	21.95	0.32	10
Inception Date: February 12, 1969

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed fee for the Portfolio is reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion in respect of the Portfolio is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: May 25, 2012

25	The performance returns and risk measures shown in the table are for the Class A shares of the Portfolio.

26	The Adviser provided Portfolio and benchmark performance return information for periods through February 29, 2012.

27	Portfolio and benchmark volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. A Sharpe Ratio is a risk adjusted measure of return that divides a fund’s return in excess of the riskless return by the fund’s standard deviation. A fund with a greater volatility would be viewed as more risky than a fund with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky fund. A fund with a higher Sharpe Ratio would be viewed as better performing than a fund with a lower Sharpe Ratio.

50	• ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

ALLIANCEBERNSTEIN FAMILY OF FUNDS

Wealth Strategies

Balanced Wealth Strategy

Conservative Wealth Strategy

Wealth Appreciation Strategy

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Emerging Markets Multi-Asset Portfolio

International Portfolio

Tax-Managed International Portfolio

Growth Funds

Domestic

Discovery Growth Fund**

Growth Fund

Large Cap Growth Fund

Select US Equity Portfolio

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Global & International

Global Thematic Growth Fund

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International Focus 40 Portfolio

International Growth Fund

Value Funds

Domestic

Core Opportunities Fund

Discovery Value Fund**

Equity Income Fund

Growth & Income Fund

Value Fund

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Emerging Markets Equity Portfolio

Global Real Estate Investment Fund

Global Value Fund

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Taxable Bond Funds

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Global Bond Fund

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Arizona Portfolio California Portfolio High Income Portfolio Massachusetts Portfolio Michigan Portfolio Minnesota Portfolio Municipal Bond Inflation Strategy	National Portfolio New Jersey Portfolio New York Portfolio Ohio Portfolio Pennsylvania Portfolio Virginia Portfolio

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Market Neutral Strategy-Global

Market Neutral Strategy-U.S.

Real Asset Strategy

Select US Long/Short Portfolio

Unconstrained Bond Fund

Retirement Strategies

2000 Retirement Strategy	2020 Retirement Strategy	2040 Retirement Strategy
2005 Retirement Strategy	2025 Retirement Strategy	2045 Retirement Strategy
2010 Retirement Strategy	2030 Retirement Strategy	2050 Retirement Strategy
2015 Retirement Strategy	2035 Retirement Strategy	2055 Retirement Strategy

We also offer Exchange Reserves,* which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.alliancebernstein.com or contact your AllianceBernstein investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

*	An investment in Exchange Reserves is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

**	Prior to October 8, 2012, Global Risk Allocation Fund was named Balanced Shares. Prior to November 1, 2012, Discovery Growth Fund was named Small/Mid Cap Growth Fund and Discovery Value Fund was named Small/Mid Cap Value Fund.

ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO •	51

AllianceBernstein Family of Funds

NOTES

52	• ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO

ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

SCG-0152-0113

SEMI-ANNUAL REPORT

AllianceBernstein Market Neutral Strategies

Market Neutral Strategy—U.S.

Market Neutral Strategy—Global

January 31, 2013

Semi-Annual Report

Investment Products Offered

•Are Not FDIC Insured •May Lose Value •Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.alliancebernstein.com or contact your AllianceBernstein Investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s website at www.alliancebernstein.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AllianceBernstein publishes full portfolio holdings for the Fund monthly at www.alliancebernstein.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AllianceBernstein family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the manager of the funds.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

March 15, 2013

Semi-Annual Report

This report provides management’s discussion of fund performance for AllianceBernstein Market Neutral Strategy—U.S. (the “U.S. Strategy”) and Market Neutral Strategy—Global (the “Global Strategy”) (each a “Strategy”, and collectively, the “Strategies”), for the semi-annual reporting period ended January 31, 2013.

Investment Objective and Policies

The Strategies’ investment objective is to seek long-term growth of capital independent of stock market direction.

The U.S. Strategy seeks to limit market risk by balancing “long” and “short” positions. To do this, the U.S. Strategy will buy, or take long positions in, equity securities of U.S. companies that AllianceBernstein L.P. (the “Adviser”) believes are undervalued and more likely to appreciate and, at the same time, sell, or take short positions in, equity securities that the Adviser believes are overvalued and more likely to depreciate. The Global Strategy seeks to limit global equity market risk by balancing “long” and “short” positions. To do this, the Global Strategy will buy, or take long positions in, equity securities of U.S. and non U.S. companies that the Adviser believes are undervalued and more likely to appreciate and, at the same time, sell, or take short positions in, equity securities that the Adviser believes are overvalued and more likely to depreciate. Equity securities include common stocks, preferred stocks and exchange-traded funds (“ETFs”) that invest primarily in equity securities. The Strategies will be highly diversified and may invest across different industries, sectors and regions. While the Strategies will not target issuers of a particular size, most issuers will have larger capitalizations.

Under normal circumstances, the Global Strategy invests significantly (at least 40%—unless market conditions are not deemed favorable by the Adviser) in securities of non-U.S. companies. In addition, the Global Strategy invests, under normal circumstances, in the equity securities of companies located in at least three countries.

The Global Strategy expects to allocate its investments among eight geographic “sleeves,” with the size of the allocation depending upon the Adviser’s assessment of relative risks and returns. The sleeves are: the U.S.; Canada; Japan; Asia (other than Japan); the United Kingdom; Europe (other than the United Kingdom); Oceania (Australia and New Zealand); and the emerging markets. The Global Strategy intends to maintain approximately equal dollar exposures in long and short positions within each sleeve under normal circumstances.

The Strategies may utilize derivatives, such as options, futures, forwards, or swap agreements to a significant extent. Derivatives may provide a more efficient and economical exposure to equity markets than direct investments as well as a less expensive alternative to short selling. The Strategies may also use borrowings or other leverage for investment purposes. In determining when and to what extent to employ

ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES •	1

leverage or enter into derivatives transactions, the Adviser will consider factors such as the relative risks and returns expected of potential investments and the cost of such transactions. The Adviser will consider the impact of derivatives in making its assessments of the Strategies’ risks. The resulting exposures to markets, sectors, regions, issuers or specific securities will be continuously monitored by the Adviser.

Currencies can have a dramatic impact on equity returns, significantly adding to returns in some years and greatly diminishing them in others. Currency and equity positions are evaluated separately. The Adviser may seek to hedge the currency exposure resulting from the Global Strategy’s securities positions when it finds the currency exposure unattractive. The Adviser may also decide not to hedge this exposure. To hedge all or a portion of its currency risk, the Global Strategy may from time to time invest in currency-related derivatives, including forward currency exchange contracts, futures, options on futures, swaps and options. The Adviser may also seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives.

The Strategies expect to engage in active and frequent trading of portfolio securities to achieve its principal investment strategies. A higher rate of portfolio turnover increases transaction expenses, which may negatively affect the Strategies’ performance. High portfolio turnover also may result in the realization of substantial net short-term capital gains, which, when distributed, are taxable to shareholders.

Investment Results

The tables on pages 7 and 10 show the Strategies’ performance compared to their benchmark, the Bank of America Merrill Lynch (“BofA ML”) 3-Month U.S. Treasury Bill (“T-Bill”) Index and the Lipper Equity Market Neutral Average (the “Lipper Average”) for the six- and 12-month periods ended January 31, 2013. Funds in the Lipper Average have generally similar investment objectives to the Strategies, although some may have different investment policies and sales and management fees.

For both periods, Class A shares of the U.S. Strategy declined in absolute terms and underperformed the benchmark and Lipper Average, before sales charges. Class A shares of the Global Strategy advanced and outperformed the benchmark and Lipper Average for both periods, before sales charges.

While most of the investment strategies pursued by the Strategies delivered positive returns during the 12-month period for the Global Strategy, such investment strategies were insufficient to generate positive returns for the U.S. Strategy. “Macro” strategies contain investments that are designed to exploit thematic misvaluations that episodically emerge in the market and could include significant sector or style tilts, and are generally expressed using broad baskets of stocks and/or derivative instruments (for example, swaps).

2	• ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES

During both periods, the largest investment in the “macro” bucket was an industry bet on metals and mining versus the overall market, which had a positive impact on overall performance for both Strategies.

A second type of strategy is termed “systematic.” In general, the Market Neutral Investment Team (the “Team”) seeks to exploit certain types of risk premiums in the market. This means the Strategies are long a basket of stocks with attractive characteristics, such as depressed valuations (e.g. low price-to-book or enterprise value-to-cash flow) or favorable capital use (e.g. large share repurchase or shareholder-friendly dividend policies), while being short a basket with unattractive characteristics.

During both periods, the Global Strategy benefited from the efficacy of the systematic quantitative strategies, especially an emphasis on ownership of companies with high returns on invested capital and superior earnings quality. This effect worked well in the UK and across Asia. However, the U.S. Strategy was unable to benefit as highly from these market premiums. For both Strategies, fundamental strategies, based on the recommendations of the Adviser’s analysts delivered modestly positive returns through both periods. However, the overall impact of the fundamentally-driven investments on the aggregate Strategies’ results was relatively minor.

During both periods, the Strategies utilized derivatives including total return swaps and purchased and written options for investment purposes.

Total return swaps contributed to performance, while purchased and written options had an immaterial impact on performance.

Market Review and Investment Strategy

Many issues affecting market performance during the 12-month period could be optimistically described as the potential for a “return to normal,” with caveats—potential return to growth in the U.S. and return to strong growth in China, tempered by the uncertainty over resolution of European debt crisis, and potential impact of the fiscal cliff in the U.S. At the end of the 12-month period, however, optimism far outstripped pessimism and the markets flirted with long-term highs across many regions. While periods of underperformance certainly occurred (usually driven by overall “macro” concerns involving regional, e.g. European Union (“EU”) stability), the common theme has been a return of low to moderate growth across most regions. Concerns of an EU collapse, for example, were pushed to the sidelines as the markets began to trust the measures put in place by aggressive monetary and fiscal policy. Fears of a slowdown in China and a return to recession in the U.S. proved to be overstated.

During these times, the Team’s strategy has been to position the Strategies to take advantage of outperformance by higher-quality corporations, which have demonstrable pricing power, while preparing for the return of a positive equity market. The Team felt these companies have business models

ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES •	3

or product portfolios that would make them less susceptible to decelerating growth and be positioned for potential upside returns. The key challenge of portfolio construction has been to balance the exposure to high quality firms with robust growth prospects against more volatile economically sensitive companies. In other words, timing really mattered, as sudden

“macro” movement could impact the entire market. One way the Team measured this was by monitoring the fall in stock correlations across regional markets, with falling correlations implying that markets were moving out of a “fear” mode and more traditional measures of stock valuations would again provide market returns.

4	• ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES

DISCLOSURES AND RISKS

Benchmark Disclosure

The unmanaged BofA Merrill Lynch® 3-Month U.S. T-Bill Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The BofA ML 3-Month U.S. T-Bill Index measures the performance of Treasury securities maturing in 90 days. An investor cannot invest directly in an index or average, and their results are not indicative of the performance for any specific investment, including the Strategies.

A Word About Risk

Market Risk: The value of the Strategies’ assets will fluctuate as the equity market fluctuates. The value of the Strategies’ investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

Derivatives Risk: Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Strategies, and may be subject to counterparty risk to a greater degree than more traditional investments.

Foreign (Non-U.S.) Risk: Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Emerging Market Risk: Investments in emerging market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory, or other uncertainties.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Strategies’ investments or reduce their returns.

Leverage Risk: To the extent the Strategies use leveraging techniques, their net asset value (“NAV”) may be more volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Strategies’ investments.

Short Sale Risk: The Strategies may not always be able to close out a short position on favorable terms. Short sales involve the risk that the Strategies will incur a loss by subsequently buying a security at a higher price than the price at which it sold the security short. The amount of such loss is theoretically unlimited (since it is limited only by the increase in value of the security sold short by the Strategies). In contrast, the risk of loss from a long position is limited to the Strategies’ investment in the long position, since their value cannot fall below zero. Short selling is a form of leverage. To mitigate leverage risk, the Strategies will always hold liquid assets (including their long positions) at least equal to their short position exposure, marked-to-market daily.

ETF Risk: ETFs are investment companies. When the Strategies invest in an ETF, the Strategies bear their share of the ETF’s expenses and run the risk that the ETF may not achieve its investment objective.

Liquidity Risk: Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Strategies from selling out of these illiquid securities at an advantageous price. Derivatives and securities involving substantial market risk tend to involve greater liquidity risk.

Management Risk: The Strategies are subject to management risk because they are actively managed investment funds. The Adviser will apply its investment techniques and risk analyses in making investment decisions. The Adviser also relies on its own quantitative models, which depend upon complex mathematical calculations and the correctness of certain historical correlations. There is no guarantee that the Adviser’s techniques, including the models, will produce the intended results.

These risks are fully discussed in the Strategies’ prospectus.

(Disclosures, Risks and Note about Historical Performance continued on next page)

ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES •	5

Disclosures and Risks

DISCLOSURES AND RISKS

(continued from previous page)

An Important Note About Historical Performance

The investment return and principal value of an investment in the Strategies will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

All fees and expenses related to the operation of the Strategies have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Strategies’ quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares and a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

6	• ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES

Disclosures and Risks

MARKET NEUTRAL STRATEGY – U.S.

HISTORICAL PERFORMANCE

THE STRATEGY VS. ITS BENCHMARK PERIODS ENDED JANUARY 31, 2013	NAV Returns
	6 Months	12 Months
AllianceBernstein Market Neutral Strategy – U.S.
Class A	-0.92%	-0.73%

Class C	-1.13%	-1.32%

Advisor Class†	-0.62%	-0.43%

Class R†	-0.92%	-0.92%

Class K†	-0.82%	-0.63%

Class I†	-0.72%	-0.43%

BofA ML 3-Month U.S. T-Bill Index	0.07%	0.11%

Lipper Equity Market Neutral Average	0.98%	1.23%

†      Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Strategy.

See Disclosures, Risks and Note about Historical Performance on pages 5-6.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES •	7

Historical Performance

MARKET NEUTRAL STRATEGY – U.S.

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF JANUARY 31, 2013
	NAV Returns	SEC Returns

Class A Shares
1 Year	-0.73%	-4.90%
Since Inception*	0.73%	-0.99%

Class C Shares
1 Year	-1.32%	-2.31%
Since Inception*	0.13%	0.13%

Advisor Class Shares**
1 Year	-0.43%	-0.43%
Since Inception*	1.12%	1.12%

Class R Shares**
1 Year	-0.92%	-0.92%
Since Inception*	0.61%	0.61%

Class K Shares**
1 Year	-0.63%	-0.63%
Since Inception*	0.89%	0.89%

Class I Shares**
1 Year	-0.43%	-0.43%
Since Inception*	1.11%	1.11%

The Strategy’s current prospectus fee table shows the Strategy’s total annual expense ratios as 9.05%, 13.19%, 9.44%, 11.08%, 10.96%, and 10.53% for Class A, Class C, Advisor Class, Class R, Class K and Class I shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Strategy’s annual operating expense ratios, excluding expenses associated with securities sold short, to 1.55%, 2.25%, 1.75%, 1.50%, 1.25% and 1.25%, for Class A, Class C, Advisor Class, Class R, Class K and Class I shares, respectively. These waivers/reimbursements extend through November 1, 2013 and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower.

*	Inception date: 8/03/2010.

**	These share classes are offered at NAV to eligible investors and their SEC returns are the same as the NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Strategy.

See Disclosures, Risks and Note about Historical Performance on pages 5-6.

(Historical Performance continued on next page)

8	• ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES

Historical Performance

MARKET NEUTRAL STRATEGY – U.S.

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (DECEMBER 31, 2012)
SEC Returns

Class A Shares
1 Year	-5.15%
Since Inception*	-0.86%

Class C Shares
1 Year	-2.59%
Since Inception*	0.30%

Advisor Class Shares**
1 Year	-0.62%
Since Inception*	1.29%

Class R Shares**
1 Year	-1.11%
Since Inception*	0.80%

Class K Shares**
1 Year	-0.91%
Since Inception*	1.04%

Class I Shares**
1 Year	-0.72%
Since Inception*	1.27%

*	Inception date: 8/3/2010

**	Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Strategy.

See Disclosures, Risks and Note about Historical Performance on pages 5-6.

ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES •	9

Historical Performance

MARKET NEUTRAL STRATEGY – GLOBAL

HISTORICAL PERFORMANCE

THE STRATEGY VS. ITS BENCHMARK PERIODS ENDED JANUARY 31, 2013	NAV Returns
	6 Months	12 Months
AllianceBernstein Market Neutral Strategy – Global
Class A	1.07%	2.16%

Class C	0.69%	1.39%

Advisor Class†	1.25%	2.54%

Class R†	0.88%	1.87%

Class K†	1.07%	2.16%

Class I†	1.16%	2.44%

BofA ML 3-Month U.S. T-Bill Index	0.07%	0.11%

Lipper Equity Market Neutral Average	0.98%	1.23%

†      Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Strategy.

See Disclosures, Risks and Note about Historical Performance on pages 5-6.

(Historical Performance continued on next page)

10	• ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES

Historical Performance

MARKET NEUTRAL STRATEGY – GLOBAL

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF JANUARY 31, 2013
	NAV Returns	SEC Returns

Class A Shares
1 Year	2.16%	-2.16%
Since Inception*	1.83%	0.08%

Class C Shares
1 Year	1.39%	0.39%
Since Inception*	1.08%	1.08%

Advisor Class Shares**
1 Year	2.54%	2.54%
Since Inception*	2.14%	2.14%

Class R Shares**
1 Year	1.87%	1.87%
Since Inception*	1.59%	1.59%

Class K Shares**
1 Year	2.16%	2.16%
Since Inception*	1.86%	1.86%

Class I Shares**
1 Year	2.44%	2.44%
Since Inception*	2.14%	2.14%

The Strategy’s current prospectus fee table shows the Strategy’s total annual expense ratios as 8.19%, 8.72%, 7.75%, 8.97%, 8.71%, and 6.71% for Class A, Class C, Advisor Class, Class R, Class K and Class I shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Strategy’s annual operating expense ratios, excluding expenses associated with securities sold short, to 1.60%, 2.30%, 1.80%, 1.55%, 1.30% and 1.30%, for Class A, Class C, Advisor Class, Class R, Class K and Class I shares, respectively. These waivers/reimbursements extend through November 1, 2013 and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower.

*	Inception date: 8/03/2010.

**	These share classes are offered at NAV to eligible investors and their SEC returns are the same as the NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Strategy.

See Disclosures, Risks and Note about Historical Performance on pages 5-6.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES •	11

Historical Performance

MARKET NEUTRAL STRATEGY – GLOBAL

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (DECEMBER 31, 2012)
SEC Returns

Class A Shares
1 Year	-3.17%
Since Inception*	-0.03%

Class C Shares
1 Year	-0.51%
Since Inception*	1.03%

Advisor Class Shares**
1 Year	1.46%
Since Inception*	2.05%

Class R Shares**
1 Year	0.88%
Since Inception*	1.52%

Class K Shares**
1 Year	1.27%
Since Inception*	1.81%

Class I Shares**
1 Year	1.46%
Since Inception*	2.05%

*	Inception date: 8/3/2010

**	Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Strategy.

See Disclosures, Risks and Note about Historical Performance on pages 5-6.

12	• ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES

Historical Performance

FUND EXPENSES

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Market Neutral Strategy – U.S.

	Beginning Account Value August 1, 2012	Ending Account Value January 31, 2013	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$990.80	$18.11	3.61%
Hypothetical**	$1,000	$1,007.01	$18.26	3.61%
Class C
Actual	$1,000	$988.70	$21.75	4.34%
Hypothetical**	$1,000	$1,003.33	$21.91	4.34%
Advisor Class
Actual	$1,000	$993.80	$16.53	3.29%
Hypothetical**	$1,000	$1,008.62	$16.66	3.29%
Class R
Actual	$1,000	$990.80	$18.97	3.78%
Hypothetical**	$1,000	$1,006.15	$19.11	3.78%
Class K
Actual	$1,000	$991.80	$17.92	3.57%
Hypothetical**	$1,000	$1,007.21	$18.06	3.57%
Class I
Actual	$1,000	$992.80	$16.63	3.31%
Hypothetical**	$1,000	$1,008.52	$16.76	3.31%

ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES •	13

Fund Expenses

FUND EXPENSES

(unaudited)

(continued from previous page)

Market Neutral Strategy – Global

	Beginning Account Value August 1, 2012	Ending Account Value January 31, 2013	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,010.70	$22.10	4.36%
Hypothetical**	$1,000	$1,003.23	$22.01	4.36%
Class C
Actual	$1,000	$1,006.90	$24.69	4.88%
Hypothetical**	$1,000	$1,000.60	$24.61	4.88%
Advisor Class
Actual	$1,000	$1,012.50	$20.24	3.99%
Hypothetical**	$1,000	$1,005.09	$20.17	3.99%
Class R
Actual	$1,000	$1,008.80	$21.92	4.33%
Hypothetical**	$1,000	$1,003.38	$21.86	4.33%
Class K
Actual	$1,000	$1,010.70	$21.74	4.29%
Hypothetical**	$1,000	$1,003.58	$21.67	4.29%
Class I
Actual	$1,000	$1,011.60	$20.43	4.03%
Hypothetical**	$1,000	$1,004.89	$20.37	4.03%

*	Expenses are equal to the classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period), respectively.

**	Assumes 5% return before expenses.

14	• ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES

Fund Expenses

MARKET NEUTRAL STRATEGY – U.S.

PORTFOLIO SUMMARY

January 31, 2013 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $8.9

SECTOR BREAKDOWN*
	Long	Short

Consumer Discretionary	13.6%	-12.6%
Consumer Staples	13.6	-14.7
Energy	8.1	-7.7
Financials	12.6	-11.1
Funds and Investment Trusts	—	-5.0
Health Care	10.2	-7.8
Industrials	14.8	-15.5
Information Technology	11.2	-8.0
Materials	6.6	-7.4
Options on Funds and Investment Trusts	0.2	—
Utilities	2.8	-3.9

TEN LARGEST HOLDINGS*
Long		Short

Company		Company

Eli Lilly & Co.	1.7%	SPDR S&P 500 ETF Trust	-5.0%
Visa, Inc.	1.6	Molson Coors Brewing Co.	-1.3
United Parcel Service, Inc.	1.6	Berkshire Hathaway, Inc.	-1.2
Diamond Offshore Drilling, Inc.	1.5	WW Grainger, Inc.	-1.2
Costco Wholesale Corp.	1.5	Loews Corp.	-1.2
Ingram Micro, Inc.	1.5	Colgate-Palmolive Co.	-1.2
Exxon Mobil Corp.	1.4	Sysco Corp.	-1.2
Monsanto Co.	1.4	Air Products & Chemicals, Inc.	-1.2
Bunge Ltd.	1.3	American Express Co.	-1.2
McKesson Corp.	1.3	Church & Dwight Co., Inc.	-1.2

*	Holdings are expressed as a percentage of total net assets and may vary over time.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Strategy’s prospectus.

ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES •	15

Portfolio Summary

MARKET NEUTRAL STRATEGY – GLOBAL

PORTFOLIO SUMMARY

January 31, 2013 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $30.1

SECTOR BREAKDOWN*
	Long	Short

Consumer Discretionary	16.3%	-14.3%
Consumer Staples	11.3	-13.7
Energy	11.3	-8.8
Financials	18.7	-16.4
Funds and Investment Trusts	—	-3.7
Health Care	10.6	-7.1
Industrials	16.3	-17.0
Information Technology	8.7	-6.4
Materials	8.4	-8.9
Options on Funds and Investment Trusts	0.1	—
Telecommunication Services	1.0	-0.6
Utilities	1.9	-2.3

NET COUNTRY EXPOSURE (TOP THREE)*
Long		Short

United Kingdom	2.5%	Ireland	-1.3%
Spain	1.3	France	-1.1
Singapore	1.2	Finland	-0.9

TEN LARGEST HOLDINGS*
Long		Short

Company		Company

Danaher Corp.	1.0%	SPDR S&P 500 ETF Trust	-2.2%
Anadarko Petroleum Corp.	0.9	iShares PLC-iShares FTSE 100	-1.5
BNP Paribas SA	0.8	Baker Hughes, Inc.	-0.9
Coloplast A/S	0.8	Illinois Tool Works, Inc.	-0.8
Schindler Holding AG	0.8	Novartis AG	-0.8
Eli Lilly & Co.	0.8	ConocoPhillips	-0.7
Visa, Inc.	0.7	Air Liquide SA	-0.7
United Parcel Service, Inc.	0.7	Credit Suisse Group AG	-0.7
Linde AG	0.7	Murphy Oil Corp.	-0.7
Hannover Rueckversicherung AG	0.7	Pernod-Ricard SA	-0.7

*	Holdings are expressed as a percentage of total net assets and may vary over time.

Please note: The sector classifications presented herein are abased on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Strategy’s prospectus.

16	• ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES

Portfolio Summary

MARKET NEUTRAL STRATEGY – U.S.

PORTFOLIO OF INVESTMENTS

January 31, 2013 (unaudited)

Company	Shares	U.S. $ Value

COMMON STOCKS – 93.5%
Industrials – 14.8%
Aerospace & Defense – 2.4%
Northrop Grumman Corp.(a)(b)	1,700	$110,568
Raytheon Co.(b)	2,000	105,360

		215,928

Air Freight & Logistics – 1.6%
United Parcel Service, Inc. – Class B(b)	1,800	142,722

Commercial Services & Supplies – 2.2%
Cintas Corp.(b)	2,300	97,198
Stericycle, Inc.(c)	654	61,705
Tyco International Ltd.	1,300	39,299

		198,202

Electrical Equipment – 2.2%
Hubbell, Inc. – Class B(b)	1,200	109,260
Rockwell Automation, Inc.	971	86,603

		195,863

Industrial Conglomerates – 1.1%
Danaher Corp.(b)	1,586	95,049

Machinery – 5.3%
Dover Corp.	1,208	83,569
Ingersoll-Rand PLC	1,700	87,363
ITT Corp.(b)	4,236	108,781
Pall Corp.	1,500	102,450
Toro Co. (The)(a)	1,965	86,519

		468,682

		1,316,446

Consumer Staples – 13.6%
Beverages – 2.4%
Beam, Inc.(a)(b)	1,800	110,412
Brown-Forman Corp. – Class B(b)	1,600	103,520

		213,932

Food & Staples Retailing – 2.8%
Costco Wholesale Corp.(b)	1,300	133,042
Kroger Co. (The)	4,130	114,401

		247,443

Food Products – 5.9%
Bunge Ltd.	1,500	119,490
ConAgra Foods, Inc.(b)	3,151	103,006
JM Smucker Co. (The)(b)	1,200	106,356
Smithfield Foods, Inc.(b)(c)	3,500	81,585
Tyson Foods, Inc. – Class A(b)	5,203	115,091

		525,528

ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES •	17

Market Neutral Strategy – U.S.—Portfolio of Investments

Company	Shares	U.S. $ Value

Household Products – 1.2%
Energizer Holdings, Inc.	1,200	$104,412

Personal Products – 0.4%
Estee Lauder Cos., Inc. (The) – Class A	641	39,056

Tobacco – 0.9%
Altria Group, Inc.(b)	2,500	84,200

		1,214,571

Consumer Discretionary – 13.6%
Hotels, Restaurants & Leisure – 2.3%
International Game Technology	2,857	43,912
Marriott International, Inc./DE – Class A(b)	2,116	84,598
Panera Bread Co. – Class A(b)(c)	500	79,905

		208,415

Household Durables – 1.7%
Jarden Corp.(b)(c)	1,800	105,912
Toll Brothers, Inc.(c)	1,100	41,195

		147,107

Internet & Catalog Retail – 1.6%
Expedia, Inc.	886	57,812
Liberty Interactive Corp.(c)	4,000	85,040

		142,852

Media – 2.3%
Gannett Co., Inc.(a)(b)	5,000	98,150
McGraw-Hill Cos., Inc. (The)	1,800	103,536

		201,686

Multiline Retail – 0.9%
Nordstrom, Inc.	1,500	82,845

Specialty Retail – 3.8%
American Eagle Outfitters, Inc.(b)	3,200	64,672
GameStop Corp. – Class A(d)	1,726	40,043
PetSmart, Inc.(b)	1,500	98,115
TJX Cos., Inc.(b)	1,872	84,577
Williams-Sonoma, Inc.	1,200	52,800

		340,207

Textiles, Apparel & Luxury Goods – 1.0%
Carter’s, Inc.(b)(c)	1,500	90,345

		1,213,457

Financials – 12.6%
Capital Markets – 1.8%
Affiliated Managers Group, Inc.(b)(c)	438	63,041
American Capital Ltd.(b)(c)	7,000	93,520

		156,561

18	• ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES

Market Neutral Strategy – U.S.—Portfolio of Investments

Company	Shares	U.S. $ Value

Commercial Banks – 3.7%
East West Bancorp, Inc.(a)(b)	4,000	$93,800
KeyCorp	7,500	70,500
US Bancorp	1,830	60,573
Wells Fargo & Co.(b)	3,000	104,490

		329,363

Consumer Finance – 0.8%
Discover Financial Services	1,772	68,027

Diversified Financial Services – 0.7%
JPMorgan Chase & Co.(b)	1,363	64,129

Insurance – 5.6%
Allied World Assurance Co. Holdings AG	1,100	93,313
Allstate Corp. (The)(b)	1,083	47,544
American International Group, Inc.(b)(c)	2,500	94,575
Aspen Insurance Holdings Ltd.	2,500	85,275
Assurant, Inc.	1,182	45,200
Chubb Corp. (The)(b)	1,187	95,328
Everest Re Group Ltd.	362	41,923

		503,158

		1,121,238

Information Technology – 11.2%
Communications Equipment – 0.9%
Cisco Systems, Inc.(b)	3,613	74,319

Electronic Equipment, Instruments & Components – 1.5%
Ingram Micro, Inc. – Class A(a)(c)	7,100	129,078

Internet Software & Services – 0.6%
AOL, Inc.(b)(c)	1,800	55,170

IT Services – 3.5%
Booz Allen Hamilton Holding Corp.(d)	3,457	47,914
Fiserv, Inc.(c)	758	60,875
SAIC, Inc.	5,044	61,033
Visa, Inc. – Class A(b)	910	143,698

		313,520

Semiconductors & Semiconductor Equipment – 1.8%
Analog Devices, Inc.(b)	2,300	100,372
ASML Holding NV(d)	804	60,372

		160,744

ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES •	19

Market Neutral Strategy – U.S.—Portfolio of Investments

Company	Shares	U.S. $ Value

Software – 2.9%
Intuit, Inc.(a)	1,292	$80,595
Microsoft Corp.	3,500	96,145
Synopsys, Inc.(a)(c)	2,500	83,600

		260,340

		993,171

Health Care – 10.2%
Biotechnology – 1.9%
Amgen, Inc.(b)	869	74,265
Gilead Sciences, Inc.(c)	1,458	57,518
Vertex Pharmaceuticals, Inc.(c)	856	38,331

		170,114

Health Care Equipment & Supplies – 0.7%
Becton Dickinson and Co.(b)	696	58,492

Health Care Providers & Services – 3.7%
AmerisourceBergen Corp. – Class A(a)(b)	2,500	113,425
McKesson Corp.(b)	1,100	115,753
WellPoint, Inc.	1,500	97,230

		326,408

Pharmaceuticals – 3.9%
Eli Lilly & Co.(b)	2,800	150,332
Merck & Co., Inc.(a)	2,300	99,475
Pfizer, Inc.(b)	3,700	100,936

		350,743

		905,757

Energy – 8.1%
Energy Equipment & Services – 3.5%
Diamond Offshore Drilling, Inc.(b)	1,800	135,162
Halliburton Co.	1,062	43,202
National Oilwell Varco, Inc.	890	65,985
Schlumberger Ltd.	842	65,718

		310,067

Oil, Gas & Consumable Fuels – 4.6%
Anadarko Petroleum Corp.(b)	1,003	80,260
Concho Resources, Inc.(c)	701	63,945
Exxon Mobil Corp.(b)	1,373	123,529
Noble Energy, Inc.(b)	523	56,374
Phillips 66	1,500	90,855

		414,963

		725,030

Materials – 6.6%
Chemicals – 4.1%
Airgas, Inc.	651	62,001
Monsanto Co.(b)	1,200	121,620
PPG Industries, Inc.(b)(d)	700	96,509
Sherwin-Williams Co. (The)	512	83,016

		363,146

20	• ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES

Market Neutral Strategy – U.S.—Portfolio of Investments

Company	Shares	U.S. $ Value

Containers & Packaging – 1.4%
Ball Corp.(b)	1,800	$80,136
Greif, Inc. – Class A	987	46,369

		126,505

Metals & Mining – 1.1%
Southern Copper Corp.(b)	2,500	98,475

		588,126

Utilities – 2.8%
Electric Utilities – 1.3%
Southern Co. (The)(b)	2,600	114,998

Multi-Utilities – 1.5%
Ameren Corp.(b)	2,090	67,800
Consolidated Edison, Inc.	1,182	67,232

		135,032

		250,030

Total Common Stocks (cost $7,593,781)		8,327,826

	Contracts
OPTIONS PURCHASED – PUTS – 0.2%
Options on Funds and Investment Trusts – 0.2%
SPDR S&P 500 ETF Trust Expiration: Mar 2013, Exercise Price: $ 139.00 (c)(e) (cost $112,218)	300	16,650

	Shares
SHORT-TERM INVESTMENTS – 22.7%
Investment Companies – 22.7%
AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio, 0.13%(f) (cost $2,020,067)	2,020,067	2,020,067

Total Investments Before Securities Lending Collateral for Securities Loaned – 116.4% (cost $9,726,066)		10,364,543

INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED – 2.5%
Investment Companies – 2.5%
AllianceBernstein Exchange Reserves – Class I, 0.10%(f) (cost $224,450)	224,450	224,450

Total Investments Before Securities Sold Short – 119.0% (cost $9,950,516)		$10,588,993

ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES •	21

Market Neutral Strategy – U.S.—Portfolio of Investments

Company	Shares	U.S. $ Value

SECURITIES SOLD SHORT – (93.9)%
COMMON STOCKS – (88.9)%
Industrials – (15.5)%
Aerospace & Defense – (2.9)%
Honeywell International, Inc.	(1,200)	$(81,888)
Precision Castparts Corp.	(500)	(91,700)
United Technologies Corp.	(1,000)	(87,570)

		(261,158)

Air Freight & Logistics – (2.5)%
CH Robinson Worldwide, Inc.	(967)	(63,967)
Expeditors International of Washington, Inc.	(1,562)	(67,010)
FedEx Corp.	(887)	(89,986)

		(220,963)

Airlines – (0.8)%
Southwest Airlines Co.	(6,500)	(72,865)

Commercial Services & Supplies – (1.0)%
Waste Management, Inc.	(2,375)	(86,402)

Electrical Equipment – (1.6)%
AMETEK, Inc.	(1,600)	(65,584)
Emerson Electric Co.	(1,300)	(74,425)

		(140,009)

Industrial Conglomerates – (1.9)%
3M Co.	(689)	(69,279)
General Electric Co.	(4,500)	(100,260)

		(169,539)

Machinery – (3.6)%
Illinois Tool Works, Inc.	(1,230)	(77,281)
Parker Hannifin Corp.	(900)	(83,673)
SPX Corp.	(887)	(66,197)
Stanley Black & Decker, Inc.	(1,200)	(92,196)

		(319,347)

Trading Companies & Distributors – (1.2)%
WW Grainger, Inc.	(500)	(108,910)

		(1,379,193)

Consumer Staples – (14.9)%
Beverages – (4.0)%
Coca-Cola Co. (The)	(2,500)	(93,100)
Dr Pepper Snapple Group, Inc.	(1,332)	(60,033)
Molson Coors Brewing Co. – Class B	(2,500)	(112,950)
PepsiCo, Inc.	(1,159)	(84,433)

		(350,516)

Food & Staples Retailing – (1.2)%
Sysco Corp.	(3,348)	(106,366)

22	• ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES

Market Neutral Strategy – U.S.—Portfolio of Investments

Company	Shares	U.S. $ Value

Food Products – (3.9)%
General Mills, Inc.	(1,553)	$(65,133)
HJ Heinz Co.	(1,000)	(60,630)
Kraft Foods Group, Inc.	(1,760)	(81,347)
McCormick & Co., Inc./MD	(972)	(60,604)
Mondelez International, Inc.	(2,692)	(74,811)

		(342,525)

Household Products – (3.4)%
Church & Dwight Co., Inc.	(1,800)	(104,022)
Clorox Co. (The)	(1,200)	(94,092)
Colgate-Palmolive Co.	(1,000)	(107,370)

		(305,484)

Tobacco – (2.4)%
Lorillard, Inc.	(1,500)	(58,605)
Philip Morris International, Inc.	(948)	(83,576)
Reynolds American, Inc.	(1,700)	(74,766)

		(216,947)

		(1,321,838)

Consumer Discretionary – (12.6)%
Hotels, Restaurants & Leisure – (3.4)%
Carnival Corp.	(1,047)	(40,540)
Chipotle Mexican Grill, Inc. – Class A(c)	(165)	(50,656)
Darden Restaurants, Inc.	(1,400)	(65,100)
McDonald’s Corp.	(700)	(66,703)
Yum! Brands, Inc.	(1,233)	(80,071)

		(303,070)

Media – (2.6)%
Charter Communications, Inc.(c)	(900)	(70,173)
DIRECTV(c)	(1,700)	(86,938)
Virgin Media, Inc.	(1,800)	(70,902)

		(228,013)

Multiline Retail – (2.6)%
Dollar General Corp.(c)	(2,000)	(92,440)
Family Dollar Stores, Inc.	(1,103)	(62,540)
Macy’s, Inc.	(2,070)	(81,786)

		(236,766)

Specialty Retail – (3.3)%
AutoZone, Inc.(c)	(200)	(73,940)
Limited Brands, Inc.	(1,500)	(72,030)
Tiffany & Co.	(1,275)	(83,831)
Ulta Salon Cosmetics & Fragrance, Inc.	(700)	(68,474)

		(298,275)

Textiles, Apparel & Luxury Goods – (0.7)%
VF Corp.	(400)	(59,032)

		(1,125,156)

ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES •	23

Market Neutral Strategy – U.S.—Portfolio of Investments

Company	Shares	U.S. $ Value

Financials – (11.1)%
Capital Markets – (4.4)%
Bank of New York Mellon Corp. (The)	(1,682)	$(45,683)
BlackRock, Inc. – Class A	(407)	(96,166)
Charles Schwab Corp. (The)	(6,000)	(99,180)
Northern Trust Corp.	(1,500)	(77,205)
TD Ameritrade Holding Corp.	(4,040)	(78,336)

		(396,570)

Commercial Banks – (1.7)%
BB&T Corp.	(2,040)	(61,771)
PNC Financial Services Group, Inc.	(1,500)	(92,700)

		(154,471)

Consumer Finance – (1.2)%
American Express Co.	(1,772)	(104,211)

Insurance – (3.8)%
Berkshire Hathaway, Inc.(c)	(1,134)	(109,919)
Loews Corp.	(2,500)	(108,425)
Principal Financial Group, Inc.	(1,493)	(46,298)
Willis Group Holdings PLC	(2,000)	(71,420)

		(336,062)

		(991,314)

Information Technology – (8.0)%
Communications Equipment – (0.4)%
Harris Corp.	(812)	(37,514)

Electronic Equipment, Instruments & Components – (0.5)%
Amphenol Corp. – Class A	(713)	(48,178)

IT Services – (5.1)%
Alliance Data Systems Corp.(c)	(500)	(78,800)
Amdocs Ltd.	(1,800)	(64,242)
Automatic Data Processing, Inc.	(1,381)	(81,880)
Cognizant Technology Solutions Corp.– Class A(c)	(1,000)	(78,180)
Fidelity National Information Services, Inc.	(1,900)	(70,509)
Paychex, Inc.	(2,480)	(80,922)

		(454,533)

Semiconductors & Semiconductor Equipment – (1.4)%
Avago Technologies Ltd.	(1,800)	(64,386)
Maxim Integrated Products, Inc.	(1,800)	(56,610)

		(120,996)

Software – (0.6)%
BMC Software, Inc.(c)	(1,166)	(48,447)

		(709,668)

24	• ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES

Market Neutral Strategy – U.S.—Portfolio of Investments

Company	Shares	U.S. $ Value

Health Care – (7.8)%
Health Care Equipment & Supplies – (1.8)%
DENTSPLY International, Inc.	(2,200)	$(91,872)
Hologic, Inc.(c)	(3,004)	(71,615)

		(163,487)

Health Care Providers & Services – (2.6)%
DaVita HealthCare Partners Inc.(c)	(400)	(46,164)
Henry Schein, Inc.(c)	(1,200)	(103,608)
Quest Diagnostics, Inc.	(1,353)	(78,406)

		(228,178)

Pharmaceuticals – (3.4)%
Allergan, Inc./United States	(600)	(63,006)
Forest Laboratories, Inc.(c)	(1,307)	(47,444)
Hospira, Inc.(c)	(2,000)	(68,240)
Johnson & Johnson	(800)	(59,136)
Perrigo Co.	(632)	(63,523)

		(301,349)

		(693,014)

Energy – (7.7)%
Energy Equipment & Services – (1.8)%
Baker Hughes, Inc.	(2,000)	(89,440)
FMC Technologies, Inc.(c)	(1,500)	(71,025)

		(160,465)

Oil, Gas & Consumable Fuels – (5.9)%
ConocoPhillips	(1,207)	(70,006)
Devon Energy Corp.	(1,000)	(57,190)
EQT Corp.	(1,500)	(89,115)
Kinder Morgan, Inc./Delaware	(1,970)	(73,796)
Murphy Oil Corp.	(1,088)	(64,758)
Southwestern Energy Co.(c)	(1,772)	(60,780)
Spectra Energy Corp.	(2,500)	(69,450)
Ultra Petroleum Corp.(c)	(2,378)	(43,327)

		(528,422)

		(688,887)

Materials – (7.4)%
Chemicals – (6.1)%
Air Products & Chemicals, Inc.	(1,200)	(104,916)
Dow Chemical Co. (The)	(2,068)	(66,590)
Ecolab, Inc.	(1,400)	(101,360)
EI du Pont de Nemours & Co.	(1,280)	(60,736)
FMC Corp.	(1,408)	(86,550)
Praxair, Inc.	(700)	(77,259)
Sigma-Aldrich Corp.	(529)	(40,907)

		(538,318)

Containers & Packaging – (0.6)%
Crown Holdings, Inc.(c)	(1,400)	(53,004)

ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES •	25

Market Neutral Strategy – U.S.—Portfolio of Investments

Company	Shares	U.S. $ Value

Paper & Forest Products – (0.7)%
International Paper Co.	(1,500)	$(62,130)

		(653,452)

Utilities – (3.9)%
Electric Utilities – (2.6)%
Duke Energy Corp.	(1,500)	(103,110)
Exelon Corp.	(2,500)	(78,600)
Northeast Utilities	(1,300)	(52,949)

		(234,659)

Independent Power Producers & Energy Traders – (0.5)%
NRG Energy, Inc.	(1,780)	(42,720)

Multi-Utilities – (0.8)%
NiSource, Inc.	(2,659)	(71,873)

		(349,252)

Total Common Stocks (proceeds $7,398,217)		(7,911,774)

Investment Companies – (5.0)%
Funds and Investment Trusts – (5.0)%
SPDR S&P 500 ETF Trust (proceeds $428,869)	(3,000)	(449,100)

Total Securities Sold Short (proceeds $7,827,086)		(8,360,874)

Total Investments, Net of Securities Sold Short – 25.0% (cost $2,123,430)		2,228,119
Other assets less liabilities – 75.0%		6,673,747

Net Assets – 100.0%		$8,901,866

TOTAL RETURN SWAP CONTRACTS (see Note D)

Receive/ Pay Total Return on Reference Index	Index	# of Shares or Units	Rate Received by the Fund	Notional Amount (000)	Maturity Date	Counterparty	Unrealized Appreciation/ (Depreciation)
Pay Total Return on Reference Index
Pay	Russell 2000 Total Return Index	8	0.21%	$33	5/15/13	UBS AG	$(658)
Pay	Russell 2000 Total Return Index	22	0.21%	89	8/15/13	UBS AG	(1,807)

							$(2,465)

26	• ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES

Market Neutral Strategy – U.S.—Portfolio of Investments

(a)	Position, or a portion thereof, has been segregated to collateralize OTC derivatives outstanding. The aggregate market value of these securities amounted to $609,750.

(b)	Securities, or a portion thereof, with an aggregate market value of $4,930,475 have been segregated to collateralize short sales.

(c)	Non-income producing security.

(d)	Represents entire or partial securities out on loan. See Note E for securities lending information.

(e)	One contract relates to 100 shares.

(f)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

See notes to financial statements.

ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES •	27

Market Neutral Strategy – U.S.—Portfolio of Investments

MARKET NEUTRAL STRATEGY – GLOBAL

PORTFOLIO OF INVESTMENTS

January 31, 2013 (unaudited)

Company	Shares	U.S. $ Value

COMMON STOCKS – 104.5%
Financials – 18.7%
Capital Markets – 1.9%
Affiliated Managers Group, Inc.(a)(b)	1,442	$207,547
American Capital Ltd.(a)(b)(c)	10,444	139,532
ARA Asset Management Ltd.(d)	54,000	74,598
Partners Group Holding AG(a)	700	164,330

		586,007

Commercial Banks – 6.2%
Barclays PLC	33,663	161,618
BNP Paribas SA(a)	3,800	238,428
Chiba Bank Ltd. (The)	25,000	155,782
China Construction Bank Corp. – Class H	130,000	112,142
Commonwealth Bank of Australia(a)	1,100	74,002
East West Bancorp, Inc.(a)	5,954	139,621
Industrial & Commercial Bank of China Ltd. – Class H	145,000	109,201
KeyCorp(a)	11,119	104,519
Mitsubishi UFJ Financial Group, Inc.	20,600	117,155
Mizuho Financial Group, Inc.	80,000	159,678
Royal Bank of Canada	1,500	93,423
Toronto-Dominion Bank (The)(a)	1,400	116,910
US Bancorp(a)	2,780	92,018
Wells Fargo & Co.(a)	4,449	154,959
Westpac Banking Corp.	1,500	43,882

		1,873,338

Consumer Finance – 0.3%
Discover Financial Services(a)	2,635	101,158

Diversified Financial Services – 1.1%
JPMorgan Chase & Co.(a)	4,486	211,066
ORIX Corp.	990	105,911
TMX Group Ltd.	16	862

		317,839

Insurance – 6.3%
AIA Group Ltd.(a)	28,000	111,387
Allied World Assurance Co. Holdings AG(a)	1,629	138,188
Allstate Corp. (The)(a)	1,640	71,996
American International Group, Inc.(a)(b)(c)	3,715	140,539
Aspen Insurance Holdings Ltd.	3,702	126,275
Assurant, Inc.(a)	1,747	66,805
Catlin Group Ltd.	16,060	133,222
Chubb Corp. (The)(a)	1,764	141,667
Everest Re Group Ltd.	545	63,116
Great Eastern Holdings Ltd.	10,000	137,168
Great-West Lifeco, Inc.	3,601	93,509
Hannover Rueckversicherung AG(a)	2,700	217,973
Intact Financial Corp.	1,433	94,336
PICC Property & Casualty Co., Ltd.	108,000	164,740
Suncorp Group Ltd.	9,091	100,756
Tokio Marine Holdings, Inc.	3,000	88,596

		1,890,273

28	• ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES

Market Neutral Strategy – Global—Portfolio of Investments

Company	Shares	U.S. $ Value

Real Estate Investment Trusts (REITs) – 0.6%
Boardwalk Real Estate Investment Trust	1,203	$79,183
Suntec Real Estate Investment Trust	66,000	90,415

		169,598

Real Estate Management & Development – 2.3%
CapitaLand Ltd.	42,000	135,657
Daito Trust Construction Co., Ltd.	1,100	108,380
Global Logistic Properties Ltd.	45,000	100,286
New World Development Co., Ltd.(a)	115,000	212,106
Wheelock & Co., Ltd.(a)	23,000	129,457

		685,886

		5,624,099

Consumer Discretionary – 16.3%
Auto Components – 0.2%
Linamar Corp.	1,923	49,357

Automobiles – 1.9%
Brilliance China Automotive Holdings Ltd.(b)	114,000	153,633
Honda Motor Co., Ltd.	4,000	151,197
Nissan Motor Co., Ltd.	7,700	78,837
Volkswagen AG(a)	800	184,805

		568,472

Hotels, Restaurants & Leisure – 4.6%
Ainsworth Game Technology Ltd.(b)	18,600	58,330
Compass Group PLC	8,936	108,175
Flight Centre Ltd.(a)(e)	3,594	113,952
Galaxy Entertainment Group Ltd.(b)	18,000	81,111
HIS Co., Ltd.	2,200	75,073
International Game Technology(a)	4,212	64,739
Lottomatica Group SpA	6,500	160,709
Marriott International, Inc./DE – Class A(a)	3,297	131,814
Paddy Power PLC	1,500	123,322
Panera Bread Co. – Class A(a)(b)	739	118,100
Sands China Ltd.(a)	42,800	215,985
Whitbread PLC(a)	3,520	143,462

		1,394,772

Household Durables – 1.9%
Berkeley Group Holdings PLC(b)	2,498	72,436
Electrolux AB(a)	7,000	184,879
Jarden Corp.(a)	2,674	157,338
Sekisui House Ltd.(e)	10,000	110,058
Toll Brothers, Inc.(a)(b)	1,672	62,616

		587,327

Internet & Catalog Retail – 1.0%
Expedia, Inc.(a)	1,319	86,065
Home Retail Group PLC(e)	50,215	95,526
Liberty Interactive Corp.(a)(b)(c)	5,964	126,795

		308,386

ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES •	29

Market Neutral Strategy – Global—Portfolio of Investments

Company	Shares	U.S. $ Value

Media – 1.5%
Gannett Co., Inc.(a)(c)	7,398	$145,223
McGraw-Hill Cos., Inc.(The)(a)	2,672	153,693
Rightmove PLC	5,226	138,832

		437,748

Multiline Retail – 1.4%
Intime Department Store Group Co., Ltd.	145,500	190,268
J Front Retailing Co., Ltd.	18,000	98,736
Nordstrom, Inc.(a)(c)	2,229	123,108

		412,112

Specialty Retail – 2.8%
American Eagle Outfitters, Inc.(a)(c)	4,725	95,492
Aoyama Trading Co., Ltd.	3,000	58,880
Carphone Warehouse Group PLC	31,520	110,105
GameStop Corp. – Class A(e)	2,623	60,854
Inditex SA	1,291	180,440
PetSmart, Inc.(a)	2,235	146,191
TJX Cos., Inc.(a)	2,791	126,097
Williams-Sonoma, Inc.(a)	1,771	77,924

		855,983

Textiles, Apparel & Luxury Goods – 1.0%
Carter’s, Inc.(a)(b)	2,218	133,590
LVMH Moet Hennessy Louis Vuitton SA(a)	900	169,449

		303,039

		4,917,196

Industrials – 16.3%
Aerospace & Defense – 1.9%
Bombardier, Inc.	22,509	88,240
Northrop Grumman Corp.(a)	2,609	169,689
Raytheon Co.(a)	2,978	156,881
Rolls-Royce Holdings PLC(a)	11,003	165,187

		579,997

Air Freight & Logistics – 0.7%
United Parcel Service, Inc. – Class B(a)	2,761	218,920

Airlines – 0.6%
easyJet PLC	7,894	116,486
Qantas Airways Ltd.(a)(b)	35,200	56,268

		172,754

Commercial Services & Supplies – 1.4%
Cintas Corp.(a)	3,409	144,064
Serco Group PLC	14,298	125,709
Stericycle, Inc.(a)(b)	996	93,973
Tyco International Ltd.	1,976	59,734

		423,480

30	• ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES

Market Neutral Strategy – Global—Portfolio of Investments

Company	Shares	U.S. $ Value

Construction & Engineering – 1.5%
China Communications Construction Co., Ltd.(a)	145,000	$148,159
China Railway Construction Corp. Ltd. – Class H(e)	84,500	91,689
Leighton Holdings Ltd.(e)	2,320	50,157
Monadelphous Group Ltd.(e)	3,000	83,392
Royal Imtech NV	3,209	84,745

		458,142

Electrical Equipment – 1.5%
Hubbell, Inc. – Class B(a)	1,778	161,887
Rockwell Automation, Inc.(a)	1,484	132,358
Sumitomo Electric Industries Ltd.	14,300	160,984

		455,229

Industrial Conglomerates – 1.6%
Danaher Corp.(a)	5,143	308,220
Keppel Corp., Ltd.(a)	19,000	176,541

		484,761

Machinery – 4.5%
Atlas Copco AB(a)	5,985	152,631
Dover Corp.(a)	1,817	125,700
Ingersoll-Rand PLC(a)	2,521	129,554
ITT Corp.(a)	6,312	162,092
Komatsu Ltd.	3,000	79,788
Melrose Industries PLC	14,968	55,420
Pall Corp.(a)	2,224	151,899
Schindler Holding AG (REG)(a)	1,600	231,492
SMC Corp./Japan	700	121,158
Toro Co. (The)(a)	2,929	128,964

		1,338,698

Professional Services – 0.6%
WS Atkins PLC	12,971	170,579

Road & Rail – 1.1%
Canadian Pacific Railway Ltd.	426	49,182
East Japan Railway Co.	1,200	81,009
Seino Holdings Co Ltd.	16,000	109,002
West Japan Railway Co.	2,000	78,866

		318,059

Trading Companies & Distributors – 0.7%
Noble Group Ltd.	117,000	115,380
Sumitomo Corp.	7,200	93,134

		208,514

Transportation Infrastructure – 0.2%
Australian Infrastructure Fund	20,206	65,320

		4,894,453

ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES •	31

Market Neutral Strategy – Global—Portfolio of Investments

Company	Shares	U.S. $ Value

Energy – 11.3%
Energy Equipment & Services – 3.1%
Core Laboratories NV	500	$63,820
Diamond Offshore Drilling, Inc.(a)	2,752	206,648
Halliburton Co.(a)	1,613	65,617
National Oilwell Varco, Inc.(a)	2,865	212,411
Schlumberger Ltd.(a)	2,708	211,359
Seadrill Ltd.	4,300	169,986

		929,841

Oil, Gas & Consumable Fuels – 8.2%
Anadarko Petroleum Corp.(a)	3,175	254,063
BP PLC	20,518	151,885
Concho Resources, Inc.(a)(b)	2,309	210,627
Enbridge, Inc.	2,600	114,307
EnQuest PLC(b)	35,000	71,700
Essar Energy PLC(b)	24,953	51,668
Exxon Mobil Corp.(a)	2,097	188,667
Inpex Corp.	20	115,795
Kunlun Energy Co., Ltd.	44,000	91,560
Noble Energy, Inc.(a)	1,683	181,411
Oil Search Ltd.	10,630	81,175
Pacific Rubiales Energy Corp.	3,096	72,232
Phillips 66(a)(c)	2,226	134,829
Royal Dutch Shell PLC – Class A(a)	4,307	152,678
Santos Ltd.(a)	6,000	74,953
Statoil ASA(a)	6,000	159,855
Suncor Energy, Inc. (Toronto)	3,300	112,162
Total SA(a)	3,200	173,415
Woodside Petroleum Ltd.	2,156	79,863

		2,472,845

		3,402,686

Consumer Staples – 11.3%
Beverages – 1.9%
Asahi Group Holdings Ltd.	4,300	91,387
Beam, Inc.(a)	2,669	163,716
Brown-Forman Corp. – Class B(a)	2,378	153,857
Diageo PLC(a)	5,489	163,397

		572,357

Food & Staples Retailing – 2.7%
Booker Group PLC	44,885	74,812
Costco Wholesale Corp.(a)	1,991	203,759
Distribuidora Internacional de Alimentacion SA	26,721	197,259
Jean Coutu Group PJC, Inc. (The)	6,000	91,317
Kroger Co. (The)(a)	6,214	172,128
Woolworths Ltd.	2,472	80,532

		819,807

32	• ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES

Market Neutral Strategy – Global—Portfolio of Investments

Company	Shares	U.S. $ Value

Food Products – 4.9%
Bunge Ltd.(a)	2,225	$177,244
ConAgra Foods, Inc.(a)(c)	4,662	152,401
JM Smucker Co. (The)(a)	1,779	157,673
MEIJI Holdings Co., Ltd.	2,700	119,390
Nestle SA(a)	3,000	210,652
Smithfield Foods, Inc.(a)(b)(c)	5,188	120,932
Tyson Foods, Inc. – Class A(a)	7,829	173,177
Unilever PLC	3,822	155,683
Want Want China Holdings Ltd.(a)	145,000	191,728

		1,458,880

Household Products – 0.5%
Energizer Holdings, Inc.(a)	1,782	155,052

Personal Products – 0.9%
Beiersdorf AG(a)	2,400	210,632
Estee Lauder Cos., Inc. (The) – Class A(a)	974	59,346

		269,978

Tobacco – 0.4%
Altria Group, Inc.(a)	3,715	125,121

		3,401,195

Health Care – 10.6%
Biotechnology – 1.1%
Amgen, Inc.(a)	1,321	112,893
CSL Ltd.	1,160	66,402
Gilead Sciences, Inc.(a)(b)	2,194	86,553
Vertex Pharmaceuticals, Inc.(a)(b)	1,300	58,214

		324,062

Health Care Equipment & Supplies – 1.2%
Becton Dickinson and Co.(c)	1,048	88,074
Coloplast A/S(a)	4,500	237,502
Shandong Weigao Group Medical Polymer Co., Ltd. – Class H	60,000	57,802

		383,378

Health Care Providers & Services – 2.2%
AmerisourceBergen Corp. – Class A(a)	3,710	168,323
McKesson Corp.(a)	1,637	172,262
Miraca Holdings, Inc.	2,400	100,063
Ramsay Health Care Ltd.	2,645	81,479
WellPoint, Inc.(a)	2,239	145,132

		667,259

ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES •	33

Market Neutral Strategy – Global—Portfolio of Investments

Company	Shares	U.S. $ Value

Pharmaceuticals – 6.1%
Dainippon Sumitomo Pharma Co., Ltd.	6,200	$87,404
Eli Lilly & Co.(a)	4,292	230,437
GlaxoSmithKline PLC(a)	6,170	141,132
KYORIN Holdings, Inc.	3,600	73,302
Merck & Co., Inc.(a)(c)	3,423	148,045
Novo Nordisk A/S – Class B(a)	1,180	217,229
Otsuka Holdings Co., Ltd.(e)	6,200	199,998
Pfizer, Inc.(a)(c)	5,504	150,149
Roche Holding AG – Bearer	900	203,063
Sanofi(a)	2,000	194,972
Sihuan Pharmaceutical Holdings Group Ltd.(e)	165,000	73,166
Sino Biopharmaceutical	220,000	109,777

		1,828,674

		3,203,373

Information Technology – 8.7%
Communications Equipment – 0.4%
Cisco Systems, Inc.(a)	5,629	115,788

Computers & Peripherals – 0.5%
Gemalto NV	1,500	133,518

Electronic Equipment, Instruments & Components – 1.1%
Hitachi High-Technologies Corp.	6,600	131,074
Ingram Micro, Inc. – Class A(a)(b)(c)	10,549	191,781

		322,855

Internet Software & Services – 0.8%
AOL, Inc.(a)	2,662	81,591
Dena Co., Ltd.	2,200	69,576
Moneysupermarket.com Group PLC	30,000	87,547

		238,714

IT Services – 1.6%
Booz Allen Hamilton Holding Corp.(a)	5,143	71,282
Fiserv, Inc.(a)(b)	1,156	92,838
SAIC, Inc.(a)	7,589	91,827
Visa, Inc. – Class A(a)	1,418	223,917

		479,864

Semiconductors & Semiconductor Equipment – 1.9%
Analog Devices, Inc.(a)	3,418	149,162
ASML Holding NV(e)	2,693	202,217
Taiwan Semiconductor Manufacturing Co., Ltd. (Sponsored ADR)	8,501	150,808
Tokyo Electron Ltd.	1,800	77,403

		579,590

34	• ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES

Market Neutral Strategy – Global—Portfolio of Investments

Company	Shares	U.S. $ Value

Software – 2.4%
Dassault Systemes SA(a)	1,700	$189,027
Intuit, Inc.(a)	1,983	123,699
Microsoft Corp.(a)	5,189	142,542
Sage Group PLC (The)(a)	29,520	151,161
Synopsys, Inc.(a)(b)	3,727	124,631

		731,060

		2,601,389

Materials – 8.4%
Chemicals – 5.8%
Agrium, Inc. (Toronto)	499	56,609
Air Water, Inc.	12,000	153,272
Airgas, Inc.(a)	980	93,335
DuluxGroup Ltd.(a)	15,851	68,148
Huabao International Holdings Ltd.(e)	296,000	163,172
Koninklijke DSM NV(a)	3,487	213,596
Lanxess AG(a)	2,072	175,021
Linde AG(a)	1,201	218,910
Methanex Corp.	1,701	61,174
Monsanto Co.(a)	1,780	180,403
Nitto Denko Corp.	1,500	84,834
PPG Industries, Inc.(a)	1,035	142,695
Sherwin-Williams Co. (The)(a)	799	129,550

		1,740,719

Construction Materials – 0.2%
Adelaide Brighton Ltd.(a)	19,341	68,380

Containers & Packaging – 0.8%
Amcor Ltd./Australia	6,001	52,569
Ball Corp.(a)(c)	2,663	118,557
Greif, Inc. – Class A(a)	1,457	68,450

		239,576

Metals & Mining – 1.6%
BHP Billiton Ltd.	1,740	68,438
HudBay Minerals, Inc.	3,997	46,486
Kinross Gold Corp.	7,982	65,463
Regis Resources Ltd.(b)	15,000	81,555
Sherritt International Corp.	8,000	47,163
Southern Copper Corp.(a)(c)	3,724	146,688
Vedanta Resources PLC	1,832	34,985

		490,778

		2,539,453

Utilities – 1.9%
Electric Utilities – 0.8%
Emera, Inc.	2,200	78,392
Southern Co. (The)(a)	3,854	170,462

		248,854

ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES •	35

Market Neutral Strategy – Global—Portfolio of Investments

Company	Shares	U.S. $ Value

Gas Utilities – 0.4%
Osaka Gas Co., Ltd.	35,000	$131,288

Multi-Utilities – 0.7%
Ameren Corp.(a)	3,144	101,992
Consolidated Edison, Inc.(a)	1,749	99,483

		201,475

		581,617

Telecommunication Services – 1.0%
Diversified Telecommunication Services – 1.0%
BT Group PLC(a)	21,245	83,806
China Telecom Corp., Ltd. – Class H(a)	200,000	109,188
Nippon Telegraph & Telephone Corp.	2,500	104,703

		297,697

Total Common Stocks (cost $27,962,802)		31,463,158

	Contracts
OPTIONS PURCHASED - PUTS – 0.1%
Options on Funds and Investment Trusts – 0.1%
DAX Index Expiration: Mar 2013, Exercise Price: $ 7,400.00(b)(f)	80	24,223
SPDR S&P 500 ETF Trust Expiration: Mar 2013, Exercise Price: $ 139.00(b)(g)	300	16,650

Total Options Purchased – Puts (cost $194,565)		40,873

	Shares
SHORT-TERM INVESTMENTS – 24.4%
Investment Companies – 24.4%
AllianceBernstein Fixed-Income Shares, Inc.—Government STIF Portfolio, 0.13%(h) (cost $7,328,287)	7,328,287	7,328,287

Total Investments Before Security Lending Collateral for Securities Loaned – 129.0% (cost $35,485,654)		38,832,318

INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED – 3.5%
Investment Companies – 3.5%
AllianceBernstein Exchange Reserves—Class I, 0.10%(h) (cost $1,068,508)	1,068,508	1,068,508

Total Investments Before Securities Sold Short – 132.5% (cost $36,554,162)		39,900,826

36	• ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES

Market Neutral Strategy – Global—Portfolio of Investments

Company	Shares	U.S. $ Value

SECURITIES SOLD SHORT – (99.2)%
COMMON STOCKS – (95.5)%
Industrials – (17.0)%
Aerospace & Defense – (2.0)%
European Aeronautic Defence and Space Co. NV	(2,400)	$(112,515)
Honeywell International, Inc.	(1,782)	(121,604)
Meggitt PLC	(13,600)	(93,783)
Precision Castparts Corp.	(741)	(135,899)
United Technologies Corp.	(1,492)	(130,654)

		(594,455)

Air Freight & Logistics – (1.1)%
CH Robinson Worldwide, Inc.	(1,486)	(98,299)
Expeditors International of Washington, Inc.	(2,389)	(102,488)
FedEx Corp.	(1,356)	(137,566)

		(338,353)

Airlines – (0.3)%
Southwest Airlines Co.	(9,650)	(108,177)

Building Products – (0.4)%
Geberit AG	(500)	(116,963)

Commercial Services & Supplies – (2.3)%
Babcock International Group PLC	(10,313)	(169,817)
Edenred	(3,100)	(99,339)
G4S PLC	(20,200)	(88,918)
Park24 Co., Ltd.	(4,300)	(77,617)
Secom Co., Ltd.	(2,500)	(124,699)
Waste Management, Inc.	(3,644)	(132,569)

		(692,959)

Construction & Engineering – (0.5)%
Balfour Beatty PLC	(13,717)	(57,677)
FLSmidth & Co. A/S	(1,500)	(92,939)

		(150,616)

Electrical Equipment – (1.7)%
ABB Ltd.	(4,700)	(100,753)
AMETEK, Inc.	(2,382)	(97,638)
Dongfang Electric Corp. Ltd.	(53,600)	(104,454)
Emerson Electric Co.	(1,930)	(110,492)
Zhuzhou CSR Times Electric Co., Ltd.	(27,000)	(86,344)

		(499,681)

Industrial Conglomerates – (1.5)%
3M Co.	(1,018)	(102,360)
General Electric Co.	(6,676)	(148,741)
Keihan Electric Railway Co., Ltd.	(23,000)	(105,319)
NWS Holdings Ltd.	(50,000)	(89,356)

		(445,776)

ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES •	37

Market Neutral Strategy – Global—Portfolio of Investments

Company	Shares	U.S. $ Value

Machinery – (3.9)%
Illinois Tool Works, Inc.	(3,870)	$(243,152)
Invensys PLC	(13,920)	(76,211)
Kone Oyj	(1,800)	(148,491)
NGK Insulators Ltd.	(10,000)	(116,311)
Parker Hannifin Corp.	(1,338)	(124,394)
SPX Corp.	(1,347)	(100,527)
Stanley Black & Decker, Inc.	(1,784)	(137,065)
Weir Group PLC (The)	(3,000)	(94,423)
Yangzijiang Shipbuilding Holdings Ltd.	(175,000)	(138,636)

		(1,179,210)

Professional Services – (0.7)%
Intertek Group PLC	(2,000)	(98,608)
SAI Global Ltd.	(12,047)	(56,172)
Stantec, Inc.	(1,200)	(49,160)

		(203,940)

Road & Rail – (1.2)%
Aurizon Holdings Ltd.	(12,100)	(50,140)
Canadian National Railway Co.	(800)	(76,784)
Nishi-Nippon Railroad Co., Ltd.	(19,000)	(76,830)
Tobu Railway Co., Ltd.	(28,000)	(150,361)

		(354,115)

Trading Companies & Distributors – (1.0)%
MISUMI Group, Inc.	(2,800)	(73,568)
Mitsui & Co., Ltd.	(4,900)	(74,057)
WW Grainger, Inc.	(745)	(162,276)

		(309,901)

Transportation Infrastructure – (0.4)%
Sydney Airport	(34,000)	(112,611)

		(5,106,757)

Financials – (16.4)%
Capital Markets – (3.0)%
Bank of New York Mellon Corp. (The)	(5,535)	(150,330)
BlackRock, Inc. – Class A	(619)	(146,257)
Charles Schwab Corp. (The)	(10,113)	(167,168)
Credit Suisse Group AG	(7,000)	(206,730)
Northern Trust Corp.	(2,238)	(115,190)
TD Ameritrade Holding Corp.	(6,179)	(119,811)

		(905,486)

38	• ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES

Market Neutral Strategy – Global—Portfolio of Investments

Company	Shares	U.S. $ Value

Commercial Banks – (3.8)%
Bank of East Asia Ltd.	(37,342)	$(152,758)
Bank of Montreal	(1,300)	(82,100)
Bank of Nova Scotia	(1,400)	(82,324)
Bank of Queensland Ltd.	(13,500)	(115,972)
BB&T Corp.	(3,130)	(94,776)
Canadian Western Bank	(2,178)	(67,345)
Hiroshima Bank Ltd. (The)	(19,000)	(80,776)
Hokuhoku Financial Group, Inc.	(50,000)	(81,370)
Iyo Bank Ltd. (The)	(9,500)	(77,688)
PNC Financial Services Group, Inc.	(2,229)	(137,752)
Seven Bank Ltd.	(34,900)	(84,434)
Suruga Bank Ltd.	(8,000)	(104,296)

		(1,161,591)

Consumer Finance – (0.8)%
American Express Co.	(2,703)	(158,963)
Credit Saison Co., Ltd.	(3,600)	(76,180)

		(235,143)

Diversified Financial Services – (0.9)%
Hong Kong Exchanges and Clearing Ltd.	(7,300)	(138,674)
Resolution Ltd.	(29,460)	(122,369)

		(261,043)

Insurance – (5.3)%
AMP Ltd.	(15,000)	(83,267)
Berkshire Hathaway, Inc.(b)	(1,731)	(167,786)
China Life Insurance Co., Ltd. – Class H	(48,000)	(160,197)
Fairfax Financial Holdings Ltd.	(300)	(107,680)
Loews Corp.	(3,699)	(160,426)
Muenchener Rueckversicherungs AG	(600)	(110,193)
NKSJ Holdings, Inc.	(4,300)	(90,406)
Power Corp. of Canada	(2,488)	(65,431)
Power Financial Corp.	(2,900)	(83,127)
Principal Financial Group, Inc.	(2,219)	(68,811)
Prudential PLC	(10,200)	(154,835)
Sampo Oyj	(3,400)	(122,055)
SCOR SE	(3,600)	(103,647)
Willis Group Holdings PLC	(2,961)	(105,737)

		(1,583,598)

Real Estate Investment Trusts (REITs) – (0.3)%
Link REIT (The)	(17,500)	(90,756)

Real Estate Management & Development – (2.3)%
Cheung Kong Holdings Ltd.	(6,000)	(98,327)
City Developments Ltd.	(12,800)	(120,825)
Country Garden Holdings Co., Ltd.(b)	(318,000)	(169,436)
Hongkong Land Holdings Ltd.	(16,000)	(125,191)
Swire Pacific Ltd.	(9,500)	(122,119)
Tokyo Tatemono Co., Ltd.	(15,000)	(70,202)

		(706,100)

		(4,943,717)

ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES •	39

Market Neutral Strategy – Global—Portfolio of Investments

Company	Shares	U.S. $ Value

Consumer Discretionary – (14.3)%
Auto Components – (0.4)%
GKN PLC	(32,100)	$(122,562)

Automobiles – (0.5)%
Guangzhou Automobile Group Co., Ltd.	(100,000)	(83,983)
Suzuki Motor Corp.	(3,000)	(78,719)

		(162,702)

Hotels, Restaurants & Leisure – (4.2)%
Accor SA	(4,900)	(191,271)
Carnival Corp.	(1,591)	(61,604)
Carnival PLC	(2,800)	(113,498)
Chipotle Mexican Grill, Inc. – Class A(b)	(250)	(76,753)
Crown Ltd.	(8,467)	(102,305)
Darden Restaurants, Inc.	(2,077)	(96,581)
Echo Entertainment Group Ltd.	(22,900)	(85,782)
Genting Singapore PLC	(120,000)	(150,370)
McDonald’s Corp.	(1,043)	(99,387)
McDonald’s Holdings Co. Japan Ltd.	(3,000)	(77,003)
Shangri-La Asia Ltd.	(42,000)	(99,401)
Yum! Brands, Inc.	(1,874)	(121,698)

		(1,275,653)

Household Durables – (0.3)%
SEB SA	(1,000)	(79,945)

Leisure Equipment & Products – (0.3)%
Namco Bandai Holdings, Inc.	(5,500)	(78,452)

Media – (3.6)%
Charter Communications, Inc.(b)	(1,346)	(104,948)
Dentsu, Inc.	(4,900)	(137,016)
DIRECTV(b)	(2,521)	(128,924)
Pearson PLC	(7,900)	(149,499)
Publicis Groupe SA	(2,400)	(157,051)
Sky Deutschland AG(b)	(17,542)	(106,673)
Thomson Reuters Corp.	(2,000)	(61,259)
Virgin Media, Inc.	(2,685)	(105,762)
WPP PLC	(8,700)	(136,608)

		(1,087,740)

Multiline Retail – (1.9)%
Debenhams PLC	(40,000)	(64,265)
Dollar General Corp.(b)	(2,966)	(137,089)
Family Dollar Stores, Inc.	(1,675)	(94,972)
Macy’s, Inc.	(3,177)	(125,523)
Parkson Retail Group Ltd.	(172,500)	(133,053)

		(554,902)

40	• ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES

Market Neutral Strategy – Global—Portfolio of Investments

Company	Shares	U.S. $ Value

Specialty Retail – (2.8)%
AutoZone, Inc.(b)	(296)	$(109,431)
Chow Tai Fook Jewellery Group Ltd.	(53,800)	(85,849)
Fast Retailing Co., Ltd.	(440)	(115,622)
Hennes & Mauritz AB – Class B	(3,459)	(127,275)
Hikari Tsushin, Inc.	(1,700)	(78,667)
Limited Brands, Inc.	(2,217)	(106,460)
Tiffany & Co.	(1,938)	(127,424)
Ulta Salon Cosmetics & Fragrance, Inc.	(1,039)	(101,635)

		(852,363)

Textiles, Apparel & Luxury Goods – (0.3)%
VF Corp.	(598)	(88,253)

		(4,302,572)

Consumer Staples – (13.7)%
Beverages – (3.1)%
Coca-Cola Co. (The)	(3,709)	(138,123)
Dr Pepper Snapple Group, Inc.	(2,004)	(90,320)
Molson Coors Brewing Co. – Class B	(3,713)	(167,753)
PepsiCo, Inc.	(1,744)	(127,051)
Pernod-Ricard SA	(1,600)	(200,278)
SABMiller PLC	(3,090)	(154,291)
Treasury Wine Estates Ltd.	(9,000)	(44,667)

		(922,483)

Food & Staples Retailing – (2.8)%
Casino Guichard Perrachon SA	(1,500)	(146,894)
China Resources Enterprise Ltd.	(34,000)	(121,907)
Metcash Ltd.	(20,000)	(79,469)
Metro AG	(3,500)	(108,091)
Shoppers Drug Mart Corp.	(2,000)	(83,016)
Sysco Corp.	(4,987)	(158,437)
Tesco PLC	(26,400)	(149,203)

		(847,017)

Food Products – (3.4)%
Aryzta AG	(2,700)	(151,621)
China Mengniu Dairy Co., Ltd.	(49,000)	(143,351)
General Mills, Inc.	(2,359)	(98,937)
HJ Heinz Co.	(1,475)	(89,429)
Kraft Foods Group, Inc.	(2,700)	(124,794)
Maple Leaf Foods, Inc.	(3,900)	(50,167)
McCormick & Co., Inc./MD	(1,477)	(92,091)
Mondelez International, Inc.	(4,119)	(114,467)
Tingyi Cayman Islands Holding Corp.	(52,000)	(146,398)

		(1,011,255)

Household Products – (1.9)%
Church & Dwight Co., Inc.	(2,676)	(154,646)
Clorox Co. (The)	(1,782)	(139,726)
Colgate-Palmolive Co.	(1,486)	(159,552)
Unicharm Corp.	(2,400)	(127,293)

		(581,217)

ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES •	41

Market Neutral Strategy – Global—Portfolio of Investments

Company	Shares	U.S. $ Value

Personal Products – (0.8)%
Hengan International Group Co., Ltd.	(15,800)	$(158,590)
Shiseido Co., Ltd.	(7,000)	(96,916)

		(255,506)

Tobacco – (1.7)%
Lorillard, Inc.	(2,241)	(87,556)
Philip Morris International, Inc.	(1,451)	(127,920)
Reynolds American, Inc.	(2,530)	(111,270)
Swedish Match AB	(4,930)	(185,015)

		(511,761)

		(4,129,239)

Materials – (8.9)%
Chemicals – (6.3)%
Air Liquide SA	(1,650)	(210,660)
Air Products & Chemicals, Inc.	(1,790)	(156,500)
Akzo Nobel NV	(2,200)	(150,574)
Dow Chemical Co. (The)	(3,030)	(97,566)
Ecolab, Inc.	(2,076)	(150,302)
EI du Pont de Nemours & Co.	(1,880)	(89,206)
FMC Corp.	(2,158)	(132,652)
Incitec Pivot Ltd.	(15,000)	(50,583)
Johnson Matthey PLC	(2,704)	(97,040)
K+S AG	(3,500)	(157,778)
Mitsui Chemicals, Inc.	(34,000)	(80,632)
Nufarm Ltd./Australia	(10,000)	(58,149)
Potash Corp. of Saskatchewan, Inc.	(1,132)	(48,088)
Praxair, Inc.	(1,040)	(114,785)
Sigma-Aldrich Corp.	(797)	(61,632)
Toray Industries, Inc.	(15,000)	(86,583)
Yara International ASA	(2,700)	(143,987)

		(1,886,717)

Construction Materials – (1.0)%
CRH PLC	(3,800)	(81,892)
Fletcher Building Ltd.	(12,112)	(96,988)
Lafarge SA	(2,000)	(122,143)

		(301,023)

Containers & Packaging – (0.3)%
Crown Holdings, Inc.(b)	(2,084)	(78,900)

Metals & Mining – (1.0)%
Newcrest Mining Ltd.	(3,600)	(88,179)
Nippon Steel & Sumitomo Metal Corp.	(38,000)	(105,183)
Novagold Resources, Inc.(b)	(10,639)	(47,360)
Yamana Gold, Inc.	(4,356)	(71,188)

		(311,910)

Paper & Forest Products – (0.3)%
International Paper Co.	(2,243)	(92,905)

		(2,671,455)

42	• ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES

Market Neutral Strategy – Global—Portfolio of Investments

Company	Shares	U.S. $ Value

Energy – (8.8)%
Energy Equipment & Services – (1.9)%
Baker Hughes, Inc.	(6,337)	$(283,391)
Core Laboratories NV	(500)	(63,820)
FMC Technologies, Inc.(b)	(2,280)	(107,958)
Petrofac Ltd.	(2,800)	(72,638)
WorleyParsons Ltd.	(1,500)	(39,552)

		(567,359)

Oil, Gas & Consumable Fuels – (6.9)%
Apache Corp.	(1,800)	(150,768)
Athabasca Oil Corp.(b)	(5,000)	(53,088)
Beach Energy Ltd.	(29,710)	(44,260)
Canadian Natural Resources Ltd.	(1,800)	(54,357)
ConocoPhillips	(3,840)	(222,720)
Devon Energy Corp.	(1,496)	(85,556)
Encana Corp.	(2,000)	(38,660)
EQT Corp.	(2,234)	(132,722)
Kinder Morgan, Inc./Delaware	(2,932)	(109,833)
Murphy Oil Corp.	(3,459)	(205,880)
OMV AG	(2,800)	(115,348)
Origin Energy Ltd.	(9,700)	(127,431)
Paramount Resources Ltd.(b)	(1,166)	(37,877)
PetroChina Co., Ltd.	(54,000)	(76,576)
Southwestern Energy Co.(b)	(2,624)	(90,003)
Spectra Energy Corp.	(3,699)	(102,758)
Talisman Energy, Inc.	(6,700)	(83,700)
TonenGeneral Sekiyu KK	(11,000)	(95,921)
Tullow Oil PLC	(4,900)	(88,350)
Ultra Petroleum Corp.(b)	(7,626)	(138,946)
Whitehaven Coal Ltd.	(12,540)	(43,022)

		(2,097,776)

		(2,665,135)

Health Care – (7.1)%
Health Care Equipment & Supplies – (1.8)%
Cochlear Ltd.	(778)	(65,478)
DENTSPLY International, Inc.	(3,273)	(136,680)
Getinge AB	(3,500)	(108,005)
Hologic, Inc.(b)	(4,576)	(109,092)
Terumo Corp.	(3,000)	(131,209)

		(550,464)

Health Care Providers & Services – (1.7)%
DaVita HealthCare Partners Inc.(b)	(594)	(68,554)
Henry Schein, Inc.(b)	(1,784)	(154,031)
Primary Health Care Ltd.	(17,500)	(82,233)
Quest Diagnostics, Inc.	(2,061)	(119,435)
Shanghai Pharmaceuticals Holding Co., Ltd.	(42,000)	(84,061)

		(508,314)

ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES •	43

Market Neutral Strategy – Global—Portfolio of Investments

Company	Shares	U.S. $ Value

Pharmaceuticals – (3.6)%
Allergan, Inc./United States	(885)	$(92,934)
Forest Laboratories, Inc.(b)	(1,986)	(72,092)
Hospira, Inc.(b)	(2,967)	(101,234)
Johnson & Johnson	(1,192)	(88,113)
Merck KGaA	(1,400)	(194,645)
Mitsubishi Tanabe Pharma Corp.	(8,500)	(113,948)
Novartis AG	(3,400)	(231,120)
Perrigo Co.	(967)	(97,193)
Rohto Pharmaceutical Co., Ltd.	(6,000)	(75,113)

		(1,066,392)

		(2,125,170)

Information Technology – (6.4)%
Communications Equipment – (0.2)%
Harris Corp.	(1,222)	(56,456)

Computers & Peripherals – (0.3)%
Fujitsu Ltd.	(27,000)	(109,330)

Electronic Equipment, Instruments & Components – (1.3)%
Amphenol Corp. – Class A	(1,083)	(73,179)
Hexagon AB	(4,579)	(122,975)
Hoya Corp.	(6,000)	(115,851)
Keyence Corp.	(300)	(83,230)

		(395,235)

Internet Software & Services – (0.2)%
Telecity Group PLC	(4,206)	(56,505)

IT Services – (2.6)%
Alliance Data Systems Corp.(b)	(739)	(116,466)
Amdocs Ltd.	(2,662)	(95,007)
Automatic Data Processing, Inc.	(2,119)	(125,636)
Cognizant Technology Solutions Corp. – Class A(b)	(1,494)	(116,801)
Fidelity National Information Services, Inc.	(2,821)	(104,687)
NTT Data Corp.	(35)	(106,849)
Paychex, Inc.	(3,767)	(122,917)

		(788,363)

Semiconductors & Semiconductor Equipment – (1.1)%
Advanced Semiconductor Engineering, Inc. (ADR)	(35,529)	(141,761)
Avago Technologies Ltd.	(2,688)	(96,150)
Maxim Integrated Products, Inc.	(2,666)	(83,845)

		(321,756)

Software – (0.7)%
BMC Software, Inc.(b)	(1,753)	(72,837)
SAP AG	(1,701)	(139,495)

		(212,332)

		(1,939,977)

44	• ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES

Market Neutral Strategy – Global—Portfolio of Investments

Company	Shares	U.S. $ Value

Utilities – (2.3)%
Electric Utilities – (1.1)%
Duke Energy Corp.	(2,220)	$(152,603)
Exelon Corp.	(3,709)	(116,611)
Northeast Utilities	(1,927)	(78,486)

		(347,700)

Gas Utilities – (0.3)%
Toho Gas Co., Ltd.	(16,000)	(85,533)

Independent Power Producers & Energy Traders – (0.4)%
NRG Energy, Inc.	(2,679)	(64,296)
TransAlta Corp.	(2,784)	(44,772)

		(109,068)

Multi-Utilities – (0.5)%
Canadian Utilities Ltd.	(630)	(48,163)
NiSource, Inc.	(4,078)	(110,228)

		(158,391)

		(700,692)

Telecommunication Services – (0.6)%
Diversified Telecommunication Services – (0.6)%
China Unicom Hong Kong Ltd.	(66,000)	(105,783)
Singapore Telecommunications Ltd.	(27,000)	(76,317)

		(182,100)

Total Common Stocks (proceeds $26,923,527)		(28,766,814)

INVESTMENT COMPANIES – (3.7)%
Funds and Investment Trusts – (3.7)%
iShares PLC – iShares FTSE 100	(45,000)	(446,277)
SPDR S&P 500 ETF Trust	(4,470)	(669,159)

Total Investment Companies (proceeds $1,045,898)		(1,115,436)

Rights – 0.0%
Consumer Discretionary – 0.0%
Media – 0.0%
Sky Deutschland AG(b) (proceeds $0)	(17,542)	(24)

Total Securities Sold Short (proceeds $27,969,425)		(29,882,274)

Total Investments, Net of Securities Sold Short – 33.3% (cost $8,584,737)		10,018,552
Other assets less liabilities – 66.7%		20,089,841

Net Assets – 100.0%		$30,108,393

ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES •	45

Market Neutral Strategy – Global—Portfolio of Investments

TOTAL RETURN SWAP CONTRACTS (see Note D)

Receive/ Pay Total Return on Reference Index	Index	# of Shares or Units	Rate Paid/ Received by the Fund	Notional Amount (000)	Maturity Date	Counterparty	Unrealized Appreciation/ (Depreciation)
Receive Total Return on Reference Index
Receive	Alliance Bernstein Custom International Long Index	1,809	0.42%	$1,800	2/18/14	Deutsche Bank AG	$21,999
Receive	Alliance Bernstein Custom US Long Index	1,204	0.42%	1,201	2/18/14	Deutsche Bank AG	21,093

Pay Total Return on Reference Index
Pay	Alliance Bernstein Custom International Short Index	1,865	0.20%	1,855	2/18/14	Deutsche Bank AG	(32,119)
Pay	Alliance Bernstein Custom US Short Index	1,649	0.15%	1,641	2/18/14	Deutsche Bank AG	(16,318)
Pay	Russell 2000 Total Return Index	41	0.21%	167	5/15/13	UBS AG	(3,371)

							$(8,716)

(a)	Securities, or a portion thereof, with an aggregate market value of $19,104,745 have been segregated to collateralize short sales.

(b)	Non-income producing security.

(c)	Position, or a portion thereof, has been segregated to collateralize OTC derivatives outstanding. The aggregate market value of these securities amounted to $972,345.

(d)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security is considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At January 31, 2013, the market value of this security amounted to $74,598 or 0.2% of net assets.

(e)	Represents entire or partial securities out on loan. See Note E for securities lending information.

(f)	One contract relates to 5 shares.

(g)	One contract relates to 100 shares.

(h)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

Glossary:

ADR	– American Depositary Receipt

FTSE	– Financial Times Stock Exchange

REG	– Registered Shares

REIT	– Real Estate Investment Trust

See notes to financial statements.

46	• ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES

Market Neutral Strategy – Global—Portfolio of Investments

STATEMENT OF ASSETS & LIABILITIES

January 31, 2013 (unaudited)

	Market Neutral Strategy – U.S.		Market Neutral Strategy – Global
Assets
Investments in securities, at value
Unaffiliated issuers (cost $7,705,999 and $28,157,367, respectively)(a)	$8,344,476		$31,504,031
Affiliated issuers (cost $2,244,517 and $8,396,795, – including investment of cash collateral for securities loaned of $224,450 and $1,068,508, respectively)	2,244,517		8,396,795
Deposit at broker for securities sold short	6,911,319		20,392,706
Foreign currencies, at value (cost $573 and $295,739, respectively)	592		298,961
Receivable for investment securities sold	225,934		1,433,142
Receivable due from Adviser	21,780		3,764
Dividends and interest receivable	5,234		30,201
Receivable for capital stock sold	63		62,515
Unrealized appreciation on total return swap contracts	– 0	–	43,092

Total assets	17,753,915		62,165,207

Liabilities
Payable for securities sold short, at value (proceeds received $7,827,086 and $27,969,425, respectively)	8,360,874		29,882,274
Payable for collateral received on securities loaned	224,450		1,068,508
Payable for capital stock redeemed	161,870		14,527
Dividends payable	9,889		27,032
Transfer Agent fee payable	3,206		2,137
Unrealized depreciation on total return swap contracts	2,465		51,808
Distribution fee payable	1,168		1,453
Payable for investment securities purchased	– 0	–	894,153
Accrued expenses and other liabilities	88,127		114,922

Total liabilities	8,852,049		32,056,814

Net Assets	$8,901,866		$30,108,393

Composition of Net Assets
Capital stock, at par	$1,746		$5,750
Additional paid-in capital	8,877,236		30,053,100
Accumulated net investment loss	(48,425)		(584,985)
Accumulated net realized loss on investment and foreign currency transactions	(30,934)		(794,595)
Net unrealized appreciation on investments and foreign currency denominated assets and liabilities	102,243		1,429,123

Net Assets	$8,901,866		$30,108,393

(a)	Includes securities on loan with a value of $217,265 and $1,011,911, respectively (see Note E).

See notes to financial statements.

ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES •	47

Statement of Assets & Liabilities

Net Asset Value Per Share—36,000,000,000 shares of capital stock authorized, $.002 par value

	Net Assets	Shares Outstanding	Net Asset Value

Market Neutral Strategy — U.S.

Class A	$1,981,397	195,323	$10.14	*

Class C	$649,923	65,075	$9.99

Advisor Class	$4,170,643	407,465	$10.24

Class R	$10,112	1,000	$10.11

Class K	$94,552	9,290	$10.18

Class I	$1,995,239	195,000	$10.23

Market Neutral Strategy — Global

Class A	$1,883,607	180,923	$10.41	*

Class C	$1,148,235	112,301	$10.22

Advisor Class	$2,132,858	203,408	$10.49

Class R	$21,615	2,088	$10.35

Class K	$10,420	1,000	$10.42

Class I	$24,911,658	2,375,095	$10.49

*	The maximum offering price per share for Class A shares Market Neutral – U.S. and Market Neutral – Global were $10.59 and $10.87, respectively, which reflects a sales charge of 4.25%.

See notes to financial statements.

48	• ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES

Statement of Net Assets

STATEMENT OF OPERATIONS

Six Months Ended January 31, 2013 (unaudited)

	Market Neutral Strategy – U.S.	Market Neutral Strategy – Global
Investment Income
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $744 and $18,828, respectively)	$111,393	$359,358
Affiliated issuers	1,357	5,660
Securities lending income	139	5,412

Total income	112,889	370,430

Expenses
Advisory fee (see Note B)	53,145	186,186
Distribution fee – Class A	4,576	3,268
Distribution fee – Class C	3,298	4,011
Distribution fee – Class R	26	44
Distribution fee – Class K	114	13
Transfer agency – Class A	8,961	3,289
Transfer agency – Class C	1,913	1,225
Transfer agency – Advisor Class	6,236	2,793
Transfer agency – Class R	3	12
Transfer agency – Class K	60	3
Transfer agency – Class I	203	2,498
Custodian	61,177	81,405
Registration fees	52,118	47,780
Administrative	25,600	23,500
Legal	21,860	21,720
Audit	21,582	26,142
Printing	14,410	7,652
Directors’ fees	334	2,928
Miscellaneous	7,069	10,625

Total expenses before expenses on securities sold short	282,685	425,094
Dividend expense	80,892	294,325
Broker fee	3,874	41,252
Interest expense	2,665	70,231

Total expenses	370,116	830,902
Less: expenses waived and reimbursed by the Adviser (see Note B)	(221,525)	(224,124)

Net expenses	148,591	606,778

Net investment loss	(35,702)	(236,348)

See notes to financial statements.

ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES •	49

Statement of Operations

	Market Neutral Strategy – U.S.	Market Neutral Strategy – Global
Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions	$308,508	$1,559,882
Securities sold short	(308,239)	(1,444,970)
Options written	46,709	79,993
Swap contracts	(20,451)	(46,081)
Foreign currency transactions	2	10,186
Net change in unrealized appreciation/depreciation of:
Investments	370,434	2,409,844
Securities sold short	(450,592)	(1,994,826)
Swap contracts	3,509	2,586
Foreign currency denominated assets and liabilities	4	3,201

Net gain (loss) on investment and foreign currency transactions	(50,116)	579,815

Net Increase (Decrease) in Net Assets from Operations	$(85,818)	$343,467

See notes to financial statements.

50	• ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

	Market Neutral Strategy – U.S.
	Six Months Ended January 31, 2013 (unaudited)		Year Ended July 31, 2012
Increase (Decrease) in Net Assets from Operations
Net investment loss	$(35,702)		$(87,287)
Net realized gain on investment and foreign currency transactions	26,529		68,351
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	(76,645)		80,425

Net increase (decrease) in net assets from operations	(85,818)		61,489
Dividends and Distributions to Shareholders from
Net investment income
Class A	– 0	–	(824)
Class I	– 0	–	(1,189)
Net realized gain on investment transactions
Class A	(11,249)		(3,707)
Class C	(2,469)		(139)
Advisor Class	(12,094)		(222)
Class R	(36)		(7)
Class K	(325)		(7)
Class I	(7,020)		(1,404)
Capital Stock Transactions
Net increase	2,819,897		4,073,334

Total increase	2,700,886		4,127,324
Net Assets
Beginning of period	6,200,980		2,073,656

End of period (including accumulated net investment loss of ($48,425) and ($12,723), respectively)	$8,901,866		$6,200,980

See notes to financial statements.

ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES •	51

Statement of Changes in Net Assets

	Market Neutral Strategy – Global
	Six Months Ended January 31, 2013 (unaudited)		Year Ended July 31, 2012
Increase (Decrease) in Net Assets from Operations
Net investment loss	$(236,348)		$(464,106)
Net realized gain (loss) on investment and foreign currency transactions	159,010		(729,029)
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	420,805		871,544
Contributions from Adviser (see Note B)	– 0	–	1,147

Net increase (decrease) in net assets from operations	343,467		(320,444)
Distributions to Shareholders from
Net realized gain on investment transactions
Class A	– 0	–	(1,331)
Class C	– 0	–	(1,337)
Advisor Class	– 0	–	(7,166)
Class R	– 0	–	(51)
Class K	– 0	–	(51)
Class I	– 0	–	(121,130)
Capital Stock Transactions
Net increase	1,491,489		26,390,373

Total increase	1,834,956		25,938,863
Net Assets
Beginning of period	28,273,437		2,334,574

End of period (including accumulated net investment loss of ($584,985) and ($348,637), respectively)	$30,108,393		$28,273,437

See notes to financial statements.

52	• ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES

Statement of Changes in Net Assets

NOTES TO FINANCIAL STATEMENTS

January 31, 2013 (unaudited)

NOTE A

Significant Accounting Policies

AllianceBernstein Cap Fund, Inc. (the “Company”), which is a Maryland corporation, is registered under the Investment Company Act of 1940 as an open-end management investment company. The Company operates as a series company currently comprised of eleven portfolios: AllianceBernstein U.S. Strategic Research Portfolio, AllianceBernstein Small Cap Growth Portfolio, AllianceBernstein Market Neutral Strategy—U.S., AllianceBernstein Market Neutral Strategy—Global, AllianceBernstein International Discovery Equity Portfolio, AllianceBernstein International Focus 40 Portfolio, AllianceBernstein Emerging Markets Multi-Asset Portfolio, AllianceBernstein Select US Equity Portfolio, AllianceBernstein Dynamic All Market Fund Portfolio, AllianceBernstein Emerging Markets Equity Portfolio and AllianceBernstein Select US Long/Short Portfolio (the “Portfolios”). The AllianceBernstein U.S. Strategic Research Portfolio, AllianceBernstein Small Cap Growth Portfolio, AllianceBernstein Market Neutral Strategy—U.S., AllianceBernstein Market Neutral Strategy—Global and AllianceBernstein International Discovery Equity Portfolio are each diversified Portfolios. Each of the other Portfolios is non-diversified. AllianceBernstein International Focus 40 Portfolio commenced operations on July 6, 2011. AllianceBernstein Emerging Markets Multi-Asset Portfolio commenced operations on August 31, 2011. AllianceBernstein Select US Equity Portfolio commenced operations on December 8, 2011. AllianceBernstein Dynamic All Market Fund commenced operations on December 16, 2011. AllianceBernstein Emerging Markets Equity Portfolio commenced operations on September 27, 2012. AllianceBernstein Select US Long/Short Portfolio commenced operations on December 12, 2012. Each Portfolio is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AllianceBernstein Market Neutral Strategy—U.S. and AllianceBernstein Market Neutral Strategy—Global (the “Strategies”). The Strategies commenced operations on August 3, 2010. The Strategies offer Class A, Class C, Advisor Class, Class R, Class K and Class I shares. As of January 31, 2013, AllianceBernstein L.P. (the “Adviser”) was the sole shareholder of Class R, Class K and Class I shares of AllianceBernstein Market Neutral Strategy—U.S. The Advisor was also the sole shareholder of Class R, Class K and Class I shares of AllianceBernstein Market Neutral Strategy—Global as of January 31, 2013. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Advisor Class and Class I shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All six classes of shares have identical voting, dividend, liquidation and other rights, except that the classes

ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES •	53

Notes to Financial Statements

bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Strategies.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Company’s Board of Directors (the “Board”).

In general, the market value of securities which are readily available and deemed reliable are determined as follows: Securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, the Adviser will have discretion to determine the best valuation (e.g. last trade price in the case of listed options); open futures contracts are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Investments in money market funds are valued at their net asset value each day.

54	• ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES

Notes to Financial Statements

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Strategies may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Strategies value their securities at 4:00 p.m., Eastern Time. The earlier close of foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred between the close of the foreign markets and the time at which the Strategies value their securities which may materially affect the value of securities trading in such markets.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Strategies would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Strategies. Unobservable inputs reflect the Strategies’ own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Strategies’ own assumptions in determining the fair value of investments)

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, by pricing vendors, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant

ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES •	55

Notes to Financial Statements

component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

Options and warrants are valued using market-based inputs to models, broker or dealer quotations, or alternative pricing sources with reasonable levels of price transparency, where such inputs and models are available. Alternatively the values may be obtained through unobservable management determined inputs and/or management’s proprietary models. Where models are used, the selection of a particular model to value an option or a warrant depends upon the contractual terms of, and specific risks inherent in, the option or warrant as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, measures of volatility and correlations of such inputs. Exchange traded options will be classified as Level 2. For options or warrants that do not trade on exchange but trade in liquid markets, inputs can generally be verified and model selection does not involve significant management judgment. Options and warrants are classified within Level 2 on the fair value hierarchy when all of the significant inputs can be corroborated to market evidence. Otherwise such instruments are classified as Level 3.

The following tables summarize the valuation of the Strategies’ investments by the above fair value hierarchy levels as of January 31, 2013:

Market Neutral Strategy – U.S.
Investments in Securities:	Level 1		Level 2			Level 3			Total
Assets:
Common Stocks*	$8,327,826		$	– 0	–	$	– 0	–	$8,327,826
Options Purchased – Puts	– 0	–		16,650			– 0	–	16,650
Short-Term Investments	2,020,067			– 0	–		– 0	–	2,020,067
Investments of Cash Collateral for Securities Loaned in Affiliated Money Market Fund	224,450			– 0	–		– 0	–	224,450
Liabilities:
Common Stocks*	(7,911,774)			– 0	–		– 0	–	(7,911,774)
Investment Companies	(449,100)			– 0	–		– 0	–	(449,100)

Total Investments in Securities	2,211,469			16,650			– 0	–	2,228,119
Other Financial Instruments**:
Assets	– 0	–		– 0	–		– 0	–	– 0	–
Liabilities:
Total Return Swap Contracts	– 0	–		(2,465)			– 0	–	(2,465)

Total^	$2,211,469			$14,185		$	– 0	–	$2,225,654

*	See Portfolio of Investments for sector classifications.

**	Other financial instruments are derivative instruments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

^	There were no transfers between Level 1 and Level 2 during the reporting period.

56	• ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES

Notes to Financial Statements

Market Neutral Strategy – Global
Investments in Securities:	Level 1		Level 2		Level 3			Total
Assets:
Common Stocks:
Financials	$2,377,229		$3,246,870		$	– 0	–	$5,624,099
Consumer Discretionary	2,092,423		2,824,773			– 0	–	4,917,196
Industrials	2,346,677		2,547,776			– 0	–	4,894,453
Energy	2,028,153		1,374,533			– 0	–	3,402,686
Consumer Staples	1,905,723		1,495,472			– 0	–	3,401,195
Health Care	1,597,584		1,605,789			– 0	–	3,203,373
Information Technology	1,919,206		682,183			– 0	–	2,601,389
Materials	1,156,573		1,382,880			– 0	–	2,539,453
Utilities	450,329		131,288			– 0	–	581,617
Telecommunication Services	– 0	–	297,697			– 0	–	297,697
Options Purchased – Puts	– 0	–	40,873			– 0	–	40,873
Short-Term Investments	7,328,287		– 0	–		– 0	–	7,328,287
Investments of Cash Collateral for Securities Loaned in Affiliated Money Market Fund	1,068,508		– 0	–		– 0	–	1,068,508
Liabilities:
Common Stocks:
Industrials	(2,319,845)		(2,786,912)			– 0	–	(5,106,757)
Financials	(2,081,014)		(2,862,703)			– 0	–	(4,943,717)
Consumer Discretionary	(1,811,968)		(2,490,604)			– 0	–	(4,302,572)
Consumer Staples	(2,300,270)		(1,828,969)			– 0	–	(4,129,239)
Materials	(1,141,084)		(1,530,371)			– 0	–	(2,671,455)
Energy	(1,962,037)		(703,098)			– 0	–	(2,665,135)
Health Care	(1,039,358)		(1,085,812)			– 0	–	(2,125,170)
Information Technology	(1,205,742)		(734,235)			– 0	–	(1,939,977)
Utilities	(615,159)		(85,533)			– 0	–	(700,692)
Telecommunication Services	– 0	–	(182,100)			– 0	–	(182,100)
Investment Companies	(1,115,436)		– 0	–		– 0	–	(1,115,436)
Rights	(24)		– 0	–		– 0	–	(24)

Total Investments in Securities	8,678,755		1,339,797+			– 0	–	10,018,552
Other Financial Instruments* :
Assets:
Total Return Swap Contracts	– 0	–	43,092			– 0	–	43,092
Liabilities:
Total Return Swap Contracts	– 0	–	(51,808)			– 0	–	(51,808)

Total++	$8,678,755		$1,331,081		$	– 0	–	$10,009,836

*	Other financial instruments are derivative instruments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

+	A significant portion of the Strategy’s foreign equity investments are categorized as Level 2 investments since they are valued using fair value prices based on third party vendor modeling tools to the extent available, see Note A.1.

++	There were de minimis transfers under 1% of net assets between Level 1 and Level 2 during the reporting period.

The Strategies recognize all transfers between levels of the fair value hierarchy assuming the financial instruments were transferred at the beginning of the reporting period.

ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES •	57

Notes to Financial Statements

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

	Corporates – Investments Grades			Total
Balance as of 7/31/12		$(9,763)			$(9,763)
Accrued discounts/(premiums)		– 0	–		– 0	–
Realized gain (loss)		(1,416)			(1,416)
Change in unrealized appreciation/depreciation		765			765
Purchases		10,414			10,414
Sales		– 0	–		– 0	–
Transfers in to Level 3		– 0	–		– 0	–
Transfers out of Level 3		– 0	–		– 0	–

Balance as of 1/31/13	$	– 0	–	$	– 0	–

Net change in unrealized appreciation/depreciation from Investments held as of 1/31/13*	$	– 0	–	$	– 0	–

*	The unrealized appreciation/depreciation is included in net change in unrealized appreciation/depreciation of investments in the accompanying statement of operations.

The Adviser has established a Valuation Committee (the “Committee”) which is responsible for overseeing the pricing and valuation of all securities held in the Strategy. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and a third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments and process at vendors, 2) daily compare of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

58	• ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES

Notes to Financial Statements

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Strategies’ books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Strategies’ policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Strategies may be subject to taxes imposed by countries in which they invest. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Strategies’ tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (all years since inception of the Strategies) and has concluded that no provision for income tax is required in the Strategies’ financial statements.

ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES •	59

Notes to Financial Statements

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Strategy is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Strategies amortize premiums and accrete discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Strategies are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Strategy represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Company are charged to each Strategy in proportion to each Strategy’s respective net assets. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, each Strategy pays the Adviser an advisory fee at an annual rate of 1.25% of the Strategy’s average daily net assets. The fee is accrued daily and paid monthly.

The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis as follows:

Strategy	Class A	Class C	Advisor Class	Class R	Class K	Class I
U.S.	1.55%	2.25%	1.25%	1.75%	1.50%	1.25%
Global	1.60%	2.30%	1.30%	1.80%	1.55%	1.30%

This fee waiver and/or expense reimbursement agreement may not be terminated before November 1, 2013. For the six months ended January 31, 2013, such reimbursement amounted to $195,925 and $200,624 for Market Neutral Strategy —U.S. and Market Neutral Strategy—Global, respectively. Under the agreement, fees waived and expenses borne by the Adviser are subject to repayment by each Strategy until August 2, 2013. No repayments will be made that would cause the Strategies’ total annualized operating expenses to exceed the net fee percentage set forth above or would exceed the amount of offering expenses of $177,441 and

60	• ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES

Notes to Financial Statements

$174,913, respectively. For the period from inception through January 31, 2013, such reimbursement amounted to $1,054,525 and $1,112,561, respectively.

Pursuant to the investment advisory agreement, the Strategies may reimburse the Adviser for certain legal and accounting services provided to each Strategy by the Adviser. For the six months ended January 31, 2013, such fees amounted to $25,600 and $23,500 for Market Neutral Strategy—U.S. and Market Neutral Strategy—Global, respectively.

During the year ended July 31, 2012, the Adviser reimbursed the Market Neutral Strategy—Global $1,147 for trading losses incurred due to a trade entry error.

Each Strategy compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for each Strategy. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $8,985 for Market Neutral Strategy—U.S. and $8,985 for Market Neutral Strategy—Global for the six months ended January 31, 2013.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Strategies’ shares. The Distributor has advised the Strategies that it has retained front-end sales charges from the sale of Class A shares and received contingent deferred sales charges imposed upon redemptions by shareholders of Class A and Class C shares, for each Strategy, for the six months ended January 31, 2013 as follows:

	Front-End Sales Charges		Contingent Deferred Sales Charges
Strategy	Class A		Class A			Class C
U.S.	$12		$	– 0	–	$	– 0	–
Global	– 0	–		– 0	–		– 0	–

The Strategies may invest in the AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio (“Government STIF Portfolio”), an open-end management investment company managed by the Adviser. The Government STIF Portfolio is offered as a cash management option to mutual funds and other institutional accounts of the Adviser, and is not available for direct purchase by members of the public. The Government STIF Portfolio pays no investment management fees but does bear its own expenses. A summary of the Strategies’ transactions in shares of the Government STIF Portfolio for the six months ended January 31, 2013 is as follows:

Strategy	Market Value July 31, 2012 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value January 31, 2013 (000)	Dividend Income (000)
U.S.	$1,351	$7,492	$6,823	$2,020	$1
Global	6,892	11,745	11,309	7,328	5

ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES •	61

Notes to Financial Statements

Brokerage commissions paid on investment transactions for the six months ended January 31, 2013 amounted to $19,797 and $67,685 for the Market Neutral Strategy—U.S. and Market Neutral Strategy—Global, respectively, of which $89 and $0; and $116 and $878; were paid by the Market Neutral Strategy—U.S. and Market Neutral Strategy—Global, respectively, to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

NOTE C

Distribution Services Agreement

The Strategies have adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Strategies pay distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Strategies’ average daily net assets attributable to Class A shares, 1% of the Strategies’ average daily net assets attributable to Class C shares, .50% of the Strategies’ average daily net assets attributable to Class R shares and .25% of the Strategies’ average daily net assets attributable to Class K shares. There are no distribution and servicing fees on the Advisor Class and Class I shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Strategies’ operations, the distributor has incurred expenses in excess of the distribution costs reimbursed by each Strategy as follows:

Strategy	Class C	Class R	Class K
U.S.	$17,183	$628	$2,718
Global	20,404	651	694

While such costs may be recovered from the Strategies in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Strategies’ shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended January 31, 2013, were as follows:

Strategy	Purchases	Sales	Securities Sold Short	Covers on Securities Sold Short
U.S.	$9,341,835	$7,150,910	$9,987,618	$7,198,283
Global	26,044,763	25,207,656	29,398,314	27,250,724

During the six months ended January 31, 2013, there were no purchases or sales of U.S. Government Securities.

62	• ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES

Notes to Financial Statements

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation (excluding written options and swap transactions) are as follows:

	Gross Unrealized		Net Unrealized Appreciation on Investments	Net Unrealized Depreciation on Securities Sold Short		Net Unrealized Appreciation
Strategy	Appreciation on Investments	Depreciation on Investments
U.S.	$771,919	$(133,442)	$638,477	$(533,788	)(a)	$104,689
Global	3,692,554	(345,890)	3,346,664	(1,912,849	)(b)	1,433,815

(a)	Gross unrealized appreciation was $54,326 and gross unrealized depreciation was $(588,114), resulting in net unrealized depreciation of $(533,788).

(b)	Gross unrealized appreciation was $412,210 and gross unrealized depreciation was $(2,325,059), resulting in net unrealized depreciation of $(1,912,849).

1. Derivative Financial Instruments

The Strategies may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Strategies, as well as the methods in which they may be used are:

•	Option Transactions

For hedging and investment purposes, the Strategies may purchase and write (sell) put and call options on U.S. and foreign securities and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets. Among other things, the Strategy may also use options transactions for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions” and may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, for hedging and investment purposes.

The risk associated with purchasing an option is that the Strategy pays a premium whether or not the option is exercised. Additionally, the Strategy bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Strategy writes an option, the premium received by the Strategy is recorded as a liability and is subsequently adjusted to the current market

ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES •	63

Notes to Financial Statements

value of the option written. Premiums received from written options which expire unexercised are recorded by the Strategy on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Strategy has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Strategy. In writing an option, the Strategy bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Strategy could result in the Strategy selling or buying a security or currency at a price different from the current market value.

During the six months ended January 31, 2013, AllianceBernstein Market Neutral Strategy—U.S. and AllianceBernstein Market Neutral Strategy—Global held purchased options for non-hedging purposes.

During the six months ended January 31, 2013, AllianceBernstein Market Neutral Strategy—U.S. and AllianceBernstein Market Neutral Strategy—Global held written options for non-hedging purposes.

For the six months ended January 31, 2013, the Strategies had the following transactions in written options:

Market Neutral Strategy — U.S.	Number of Contracts		Premiums Received
Options written outstanding as of 7/31/12	– 0	–	$	– 0	–
Options written	1,383			76,080
Options expired	(870)			(25,431)
Options bought back	(411)			(47,506)
Options exercised	(102)			(3,143)

Options written outstanding as of 1/31/13	– 0	–	$	– 0	–

Market Neutral Strategy — Global	Number of Contracts		Premiums Received
Options written outstanding as of 7/31/12	– 0	–	$	– 0	–
Options written	2,106			146,405
Options expired	(1,334)			(39,988)
Options bought back	(619)			(101,610)
Options exercised	(153)			(4,807)

Options written outstanding as of 1/31/13	– 0	–	$	– 0	–

•	Swap Agreements

The Strategy may enter into swaps to hedge its exposure to interest rates, credit risk, equity markets and currencies. The Strategy may also enter into swaps for non-hedging purposes as a means of gaining market exposures,

64	• ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES

Notes to Financial Statements

making direct investments in foreign currencies, as described below under “Currency Transactions” or in order to take a “long” or “short” position with respect to an underlying referenced asset described below under “Total Return Swaps”. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Strategy in accordance with the terms of the respective swap agreements to provide value and recourse to the Strategy or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap agreement.

Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Strategy, and/or the termination value at the end of the contract. Therefore, the Strategy considers the creditworthiness of each counterparty to a swap contract in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Strategy and the counterparty and by the posting of collateral by the counterparty to the Strategy to cover the Strategy’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Strategy accrues for the interim payments on swap contracts on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swap contracts on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swap contracts. Upfront premiums paid or received are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in the net realized gain/(loss) from swaps on the statements of operations. Fluctuations in the value of swap contracts are recorded as a component of net change in unrealized appreciation/depreciation of swap contracts on the statement of operations.

Total Return Swaps:

The Strategy may enter into total return swaps in order take a “long” or “short” position with respect to an underlying referenced asset. The Strategy is subject to market price volatility of the underlying referenced asset. A total return swap involves commitments to pay interest in exchange for a market linked return based on a notional amount. To the extent that the total return of the security, group of securities or index underlying the transaction exceeds or falls short of the offsetting interest obligation, the Strategy will receive a payment from or make a payment to the counterparty.

ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES •	65

Notes to Financial Statements

During the six months ended January 31, 2013, AllianceBernstein Market Neutral Strategy—U.S. and AllianceBernstein Market Neutral Strategy—Global held total return swaps for non-hedging purposes.

Documentation governing the Strategies’ OTC derivatives may contain provisions for early termination of such transaction in the event the net assets of the Strategy decline below specific levels set forth in the documentation (“net asset contingent features”). If these levels are triggered, the Strategies’ counterparty has the right to terminate such transaction and require the Strategy to pay or receive a settlement amount in connection with the terminated transaction. As of January 31, 2013, the AllianceBernstein Market Neutral Strategy—U.S. and AllianceBernstein Market Neutral Strategy—Global had OTC derivatives with contingent features in net liability positions in the amount of $2,443 and $8,716, respectively. If a trigger event had occurred at January 31, 2013, for those derivatives in a net liability position an amount of $2,443 and $8,716, respectively, would be required to be posted by the Strategies.

At January 31, 2013, the Strategies had entered into the following derivatives:

Market Neutral Strategy—U.S.
	Asset Derivatives		Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Equity contracts	Investments in securities, at value	$16,650

Equity contracts			Unrealized depreciation on total return swap contracts	$2,465

Total		$16,650		$2,465

The effect of derivative instruments on the statement of operations for the six months ended January 31, 2013:

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Equity contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investments	$23,447	$(95,568)

66	• ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES

Notes to Financial Statements

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Equity contracts	Net realized gain (loss) on options written; Net change in unrealized appreciation/depreciation of options written	$46,709	$	– 0	–

Equity contracts	Net realized gain (loss) on swap contracts; Net change in unrealized appreciation/depreciation of swap contracts	(20,451)		3,509

Total		$49,705		$(92,059)

Market Neutral Strategy—Global
	Asset Derivatives		Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Equity contracts	Investments in securities, at value	$40,873

Equity contracts	Unrealized appreciation on total return swap contracts	43,092	Unrealized depreciation on total return swap contracts	$51,808

Total		$83,965		$51,808

The effect of derivative instruments on the statement of operations for the six months ended January 31, 2013:

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Equity contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investments	$69,956	$(153,692)

Equity contracts	Net realized gain (loss) on options written; Net change in unrealized appreciation/depreciation of options written	79,993	– 0	–

ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES •	67

Notes to Financial Statements

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)

Equity contracts	Net realized gain (loss) on swap contracts; Net change in unrealized appreciation/depreciation of swap contracts	$(46,081)	$2,586

Total		$103,868	$(151,106)

The following tables represent the volume of the Strategies’ derivative transactions during the six months ended January 31, 2013:

Market Neutral Strategy – U.S.
Purchased Options:
Average monthly cost	$92,366	(a)
Total Return Swap Contracts:
Average notional amount	$755,958

(a)	Positions were open for three months during the period.

Market Neutral Strategy – Global
Purchased Options:
Average monthly cost	$213,318	(a)
Total Return Swap Contracts:
Average notional amount	$3,555,301

(a)	Positions were open for three months during the period.

2. Currency Transactions

The Strategies may invest in non-U.S. Dollar securities on a currency hedged or unhedged basis. The Strategy may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Strategies may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Strategies and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Strategies may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

3. Short Sales

The Strategies may sell securities short. A short sale is a transaction in which the Strategy sells securities it does not own, but has borrowed, in anticipation of a decline in the market price of the securities. The Strategy is obligated to replace the borrowed securities at their market price at the time of settlement. The

68	• ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES

Notes to Financial Statements

Strategy’s obligation to replace the securities borrowed in connection with a short sale will be fully secured by collateral deposited with the broker. Short sales by the Strategy involve certain risks and special considerations. Possible losses from short sales differ from losses that could be incurred from a purchase of a security because losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

NOTE E

Securities Lending

The Strategy may enter into securities lending transactions. Under the Strategy’s securities lending program, all loans of securities will be collateralized continually by cash. The Strategy will be compensated for the loan from a portion of the net return from the income earned on cash collateral after a rebate is paid to the borrower (in some cases, this rebate may be a “negative rebate” or fee paid by the borrower to the Strategy in connection with the loan), and payments are made for fees of the securities lending agent and for certain other administrative expenses. It is the policy of the Strategy to receive collateral consisting of cash in an amount exceeding the value of the securities loaned. The Strategy will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Strategy amounts equal to any income or other distributions from the securities. The Strategy will not have the right to vote any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. The lending agent has agreed to indemnify the Strategy in the case of default of any securities borrower. Collateral received and securities loaned are marked to market daily to ensure that the securities loaned are secured by collateral. The lending agent will invest the cash collateral received in AllianceBernstein Exchange Reserves, an eligible money market vehicle, in accordance with the investment restrictions of the Strategy, and as approved by the Company’s Board of Directors. The collateral received on securities loaned is recorded as an asset as well as a corresponding liability in the statement of assets and liabilities. When the Strategy lends securities, its investment performance will continue to reflect changes in the value of the securities loaned. At January 31, 2013, the Market Neutral Strategy—U.S. and the Market Neutral Strategy—Global had securities on loan with a value of $217,265 and $1,011,911, respectively, and had received cash collateral which has been invested into AllianceBernstein Exchange Reserves of $224,450 and $1,068,508, respectively. The cash collateral will be adjusted on the next business day to maintain the required collateral amount. The Market Neutral Strategy—U.S. earned securities lending income of $139 and $41 from the borrowers and AllianceBernstein Exchange Reserves, respectively, for the six months ended January 31, 2013; these amounts are reflected in the statement of operations. The Market Neutral Strategy—Global earned securities lending income of $5,412 and $630 from the borrowers and AllianceBernstein

ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES •	69

Notes to Financial Statements

Exchange Reserves, respectively, for the six months ended January 31, 2013; these amounts are also reflected in the statement of operations. A principal risk of lending portfolio securities is that the borrower will fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities. A summary of the Strategies’ transactions in shares of AllianceBernstein Exchange Reserves for the six months ended January 31, 2013 is as follows:

Strategy	Market Value July 31, 2012 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value January 31, 2013 (000)	Dividend Income (000)
U.S.	$89	$1,037	$901	$225	$0	*
Global	930	5,877	5,738	1,069	1

*	Amount is less than $500.

NOTE F

Capital Stock

With respect to share classes currently offered, the Company has allocated 18,000,000,000 of authorized shares to the Market Neutral—U.S. Strategy of which 3,000,000,000 is allocated to each of Class A, Class C, Advisor Class, Class R, Class K, and Class I shares and 18,000,000,000 of authorized shares to the Market Neutral—Global Strategy of which 3,000,000,000 is allocated to each of Class A, Class C, Advisor Class, Class R, Class K, and Class I shares. Transactions in capital shares for each class were as follows:

	Market Neutral Strategy – U.S.
	Shares		Amount
	Six Months Ended January 31, 2013 (unaudited)	Year Ended July 31, 2012	Six Months Ended January 31, 2013 (unaudited)	Year Ended July 31, 2012

Class A
Shares sold	116,160	826,617	$1,189,953	$8,504,004

Shares issued in reinvestment of dividends and distributions	1,060	399	10,849	4,089

Shares redeemed	(186,407)	(567,558)	(1,906,292)	(5,869,672)

Net increase (decrease)	(69,187)	259,458	$(705,490)	$2,638,421

70	• ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES

Notes to Financial Statements

	Market Neutral Strategy – U.S.
	Shares				Amount
	Six Months Ended January 31, 2013 (unaudited)		Year Ended July 31, 2012		Six Months Ended January 31, 2013 (unaudited)		Year Ended July 31, 2012

Class C
Shares sold	18,813		62,218		$191,410		$634,040

Shares issued in reinvestment of distributions	198		12		1,999		116

Shares redeemed	(14,774)		(3,599)		(149,967)		(36,710)

Net increase	4,237		58,631		$43,442		$597,446

Advisor Class
Shares sold	364,664		297,393		$3,783,729		$3,084,883

Shares issued in reinvestment of distributions	999		21		10,323		215

Shares redeemed	(31,379)		(225,233)		(322,606)		(2,323,129)

Net increase	334,284		72,181		$3,471,446		$761,969

Class K
Shares sold	1,030		7,370		$10,599		$76,525

Shares issued in reinvestment of distributions	28		– 0	–	289		– 0	–

Shares redeemed	(38)		(100)		(389)		(1,027)

Net increase	1,020		7,270		$10,499		$75,498

	Market Neutral Strategy — Global
	Shares				Amount
	Six Months Ended January 31, 2013 (unaudited)		Year Ended July 31, 2012		Six Months Ended January 31, 2013 (unaudited)		Year Ended July 31, 2012

Class A
Shares sold	171,980		144,245		$1,772,971		$1,484,263

Shares issued in reinvestment of distributions	– 0	–	125		– 0	–	1,280

Shares redeemed	(122,360)		(27,987)		(1,270,148)		(287,474)

Net increase	49,620		116,383		$502,823		$1,198,069

ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES •	71

Notes to Financial Statements

	Market Neutral Strategy — Global
	Shares				Amount
	Six Months Ended January 31, 2013 (unaudited)		Year Ended July 31, 2012		Six Months Ended January 31, 2013 (unaudited)			Year Ended July 31, 2012

Class C
Shares sold	92,925		38,152			$949,062			$393,123

Shares issued in reinvestment of distributions	– 0	–	126			– 0	–		1,286

Shares redeemed	(17,691)		(2,211)			(180,847)			(22,650)

Net increase	75,234		36,067			$768,215			$371,759

Advisor Class
Shares sold	71,488		286,086			$747,270			$2,977,416

Shares issued in reinvestment of distributions	– 0	–	680			– 0	–		7,016

Shares redeemed	(51,997)		(112,295)			(538,040)			(1,163,887)

Net increase	19,491		174,471			$209,230			$1,820,545

Class R
Shares sold	1,090		– 0	–		$11,244		$	– 0	–

Shares redeemed	(2)		– 0	–		(23)			– 0	–

Net increase	1,088		– 0	–		$11,221		$	– 0	–

Class I
Shares sold	– 0	–	2,180,095		$	– 0	–		$23,000,000

Net increase	– 0	–	2,180,095		$	– 0	–		$23,000,000

NOTE G

Risks Involved in Investing in the Strategies

Foreign Securities Risk—Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

Currency Risk—This is the risk that changes in foreign currency exchange rates may negatively affect the value of the Strategies’ investments or reduce the returns of the Strategy. For example, the value of the Strategies’ investments in foreign currency-denominated securities or currencies may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar). Currency markets are generally not as regulated as securities markets. Independent of the Strategies’ investments denominated in foreign currencies, the Strategies’ positions in various foreign currencies may cause the Strategy to experience investment losses due to the changes in exchange rates and interest rates.

72	• ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES

Notes to Financial Statements

Derivatives Risk—The Strategies may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Strategies, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected in the statement of assets and liabilities.

Short Sales Risk and Leverage Risk—The Strategies may not always be able to close out a short position on favorable terms. Short sales involve the risk that the Strategy will incur a loss by subsequently buying a security at a higher price than the price at which it sold the security short. The amount of such loss is theoretically unlimited (since it is limited only by the increase in value of the security sold short by the Strategy.) In contrast, the risk of loss from a long position is limited to the Strategy’s investment in the long position, since its value cannot fall below zero. Short selling may be used as a form of leverage which may lead to higher volatility of the Strategy’s NAV or greater losses for the Strategy.

Indemnification Risk—In the ordinary course of business, the Strategies enter into contracts that contain a variety of indemnifications. The Strategies’ maximum exposure under these arrangements is unknown. However, the Strategies have not had prior claims or losses pursuant to these indemnification provisions and expect the risk of loss thereunder to be remote. Therefore, the Strategies have not accrued any liability in connection with these indemnification provisions.

NOTE H

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Strategies, participate in a $140 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Strategies did not utilize the Facility during the six months ended January 31, 2013.

NOTE I

Distributions to Shareholders

The tax character of distributions to be paid for the year ending July 31, 2013 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal year ended July 31, 2012 was as follows:

Market Neutral Strategy – U.S.	2012
Distributions paid from:
Ordinary income	$	– 0	–
Long-term capital gain		7,499

Total distributions paid		$7,499

ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES •	73

Notes to Financial Statements

Market Neutral Strategy — Global	2012
Distributions paid from:
Ordinary income	$116,888
Long-term capital gain	14,178

Total distributions paid	$131,066

As of July 31, 2012, the components of accumulated earnings/(deficit) on a tax basis were as follows:

	Market Neutral Strategy —U.S.
Undistributed long-term capital gain	$29,425
Accumulated capital and other losses	(21,821	)(a)
Unrealized appreciation/(depreciation)	131,168	(b)

Total accumulated earnings/(deficit)	$138,772	(c)

(a)	During the fiscal year, the Strategy utilized $47,194 of capital loss carryforwards to offset current year net realized gains. At July 31, 2012, the Strategy had a qualified late-year ordinary loss deferral of $21,821, which is deemed to arise on August 1, 2012.

(b)	The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales, the tax treatment of swaps, and the tax treatment of unsettled short sales.

(c)	The difference between book-basis and tax-basis components of accumulated earnings/(deficit) is attributable primarily to the amortization of offering costs.

	Market Neutral Strategy —Global
Accumulated capital and other losses	$(1,164,179	)(a)
Unrealized appreciation/(depreciation)	871,252	(b)

Total accumulated earnings/(deficit)	$(292,927	)(c)

(a)	At July 31, 2012, the Strategy had a qualified late-year ordinary loss deferral of $331,782, a post-October short-term capital loss deferral of $757,096, and a post-October long-term capital loss deferral of $75,301. These losses are deemed to arise on August 1, 2012.

(b)	The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales, the tax treatment of swaps and passive foreign investment companies (PFICs), the realization for tax purposes of gains/losses on certain derivative instruments, and the tax treatment of unsettled short sales.

(c)	The difference between book-basis and tax-basis components of accumulated earnings/(deficit) is attributable primarily to the amortization of offering costs.

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Under the Regulated Investment Company Modernization Act of 2010, funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an indefinite period. These post-enactment capital losses must be utilized prior to the pre-enactment capital losses, which are subject to expiration. Post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered short-term as under previous regulation. As of July 31, 2012, the Strategies did not have any capital loss carryforwards.

74	• ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES

Notes to Financial Statements

NOTE J

Recent Accounting Pronouncement

In December 2011, the Financial Accounting Standards Board issued an Accounting Standards Update (“ASU”) related to disclosures about offsetting assets and liabilities in financial statements. The amendments in this update require an entity to disclose both gross and net information for derivatives and other financial instruments that are either offset in the statement of assets and liabilities or subject to an enforceable master netting arrangement or similar agreement. The ASU is effective during interim or annual reporting periods beginning on or after January 1, 2013. At this time, management is evaluating the implication of this ASU and its impact on the financial statements has not been determined.

NOTE K

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Strategies’ financial statements through this date.

ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES •	75

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Market Neutral Strategy — U.S.
	Class A
	Six Months Ended January 31, 2013 (unaudited)		Year Ended July 31,		August 3, 2010(a) to July 31, 2011
			2012

Net asset value, beginning of period	$ 10.27		$ 10.07		$ 10.00

Income From Investment Operations
Net investment loss(b)(c)	(.05)		(.15)		(.10)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.04)		.36		.17

Net increase (decrease) in net asset value from operations	(.09)		.21		.07

Less: Dividends and Distributions
Dividends from net investment income	– 0	–	(.00	)(d)	– 0	–
Distributions from net realized gain on investment transactions	(.04)		(.01)		– 0	–

Total dividends and distributions	(.04)		(.01)		– 0	–

Net asset value, end of period	$ 10.14		$ 10.27		$ 10.07

Total Return
Total investment return based on net asset value(e)	(.92)%		2.07%		.70%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$1,981		$2,715		$51
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	3.61	%(f)	3.24%		2.87	%(f)(g)
Expenses, net of waivers/reimbursements, excluding expenses on securities sold short	1.55	%(f)	1.55%		1.55	%(f)(g)
Expenses, before waivers/reimbursements	9.08	%(f)	9.05%		59.34	%(f)(g)
Expenses, before waivers/reimbursements, excluding expenses on securities sold short	7.02	%(f)	7.36%		58.02	%(f)(g)
Net investment loss(c)	(.90	)%(f)	(1.35)%		(1.12	)%(f)(g)
Portfolio turnover rate (excluding securities sold short)	95%		192%		172%
Portfolio turnover rate (including securities sold short)	115%		212%		216%

See footnote summary on page 88.

76	• ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Market Neutral Strategy — U.S.
	Class C
	Six Months Ended January 31, 2013 (unaudited)		Year Ended July 31,	August 3, 2010(a) to July 31, 2011
			2012

Net asset value, beginning of period	$ 10.14		$ 10.01	$ 10.00

Income From Investment Operations
Net investment loss(b)(c)	(.09)		(.20)	(.16)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.02)		.34	.17

Net increase (decrease) in net asset value from operations	(.11)		.14	.01

Less: Distributions
Distributions from net realized gain on investment transactions	(.04)		(.01)	– 0	–

Net asset value, end of period	$ 9.99		$ 10.14	$ 10.01

Total Return
Total investment return based on net asset value(e)	(1.13)%		1.37%	.10%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$650		$617	$22
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	4.34	%(f)	3.87%	3.62	%(f)(g)
Expenses, net of waivers/reimbursements, excluding expenses on securities sold short	2.25	%(f)	2.25%	2.25	%(f)(g)
Expenses, before waivers/reimbursements	9.83	%(f)	13.19%	57.90	%(f)(g)
Expenses, before waivers/reimbursements, excluding expenses on securities sold short	7.73	%(f)	11.57%	56.53	%(f)(g)
Net investment loss(c)	(1.69	)%(f)	(2.06)%	(1.71	)%(f)(g)
Portfolio turnover rate (excluding securities sold short)	95%		192%	172%
Portfolio turnover rate (including securities sold short)	115%		212%	216%

See footnote summary on page 88.

ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES •	77

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Market Neutral Strategy – U.S.
	Advisor Class
	Six Months Ended January 31, 2013 (unaudited)		Year Ended July 31,	August 3, 2010(a) to July 31, 2011
			2012

Net asset value, beginning of period	$ 10.34		$ 10.10	$ 10.00

Income From Investment Operations
Net investment loss(b)(c)	(.03)		(.12)	(.07)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.03)		.37	.17

Net increase (decrease) in net asset value from operations	(.06)		.25	.10

Less: Distributions
Distributions from net realized gain on investment transactions	(.04)		(.01)	– 0	–

Net asset value, end of period	$ 10.24		$ 10.34	$ 10.10

Total Return
Total investment return based on net asset value(e)	(.62)%		2.45%	1.00%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$4,171		$757	$10
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	3.29	%(f)	2.95%	2.60	%(f)(g)
Expenses, net of waivers/reimbursements, excluding expenses on securities sold short	1.25	%(f)	1.25%	1.25	%(f)(g)
Expenses, before waivers/reimbursements	8.34	%(f)	9.44%	56.90	%(f)(g)
Expenses, before waivers/reimbursements, excluding expenses on securities sold short	6.30	%(f)	7.74%	55.54	%(f)(g)
Net investment loss(c)	(.65	)%(f)	(1.11)%	(.74	)%(f)(g)
Portfolio turnover rate (excluding securities sold short)	95%		192%	172%
Portfolio turnover rate (including securities sold short)	115%		212%	216%

See footnote summary on page 88.

78	• ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Market Neutral Strategy — U.S.
	Class R
	Six Months Ended January 31, 2013 (unaudited)		Year Ended July 31,	August 3, 2010(a) to July 31, 2011
			2012

Net asset value, beginning of period	$ 10.24		$ 10.05	$ 10.00

Income From Investment Operations
Net investment loss(b)(c)	(.06)		(.16)	(.12)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.03)		.36	.17

Net increase (decrease) in net asset value from operations	(.09)		.20	.05

Less: Distributions
Distributions from net realized gain on investment transactions	(.04)		(.01)	– 0	–

Net asset value, end of period	$ 10.11		$ 10.24	$ 10.05

Total Return
Total investment return based on net asset value(e)	(.92)%		1.96%	.50%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$10		$10	$10
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	3.78	%(f)	3.42%	3.10	%(f)(g)
Expenses, net of waivers/reimbursements, excluding expenses on securities sold short	1.75	%(f)	1.75%	1.75	%(f)(g)
Expenses, before waivers/reimbursements	8.77	%(f)	11.08%	29.74	%(f)(g)
Expenses, before waivers/reimbursements, excluding expenses on securities sold short	6.73	%(f)	9.40%	28.39	%(f)(g)
Net investment loss(c)	(1.20	)%(f)	(1.57)%	(1.24	)%(f)(g)
Portfolio turnover rate (excluding securities sold short)	95%		192%	172%
Portfolio turnover rate (including securities sold short)	115%		212%	216%

See footnote summary on page 88.

ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES •	79

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Market Neutral Strategy — U.S.
	Class K
	Six Months Ended January 31, 2013 (unaudited)		Year Ended July 31,	August 3, 2010(a) to July 31, 2011
			2012

Net asset value, beginning of period	$ 10.30		$ 10.08	$ 10.00

Income From Investment Operations
Net investment loss(b)(c)	(.05)		(.13)	(.10)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.03)		.36	.18

Net increase (decrease) in net asset value from operations	(.08)		.23	.08

Less: Distributions
Distributions from net realized gain on investment transactions	(.04)		(.01)	– 0	–

Net asset value, end of period	$ 10.18		$ 10.30	$ 10.08

Total Return
Total investment return based on net asset value(e)	(.82)%		2.25%	.80%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$95		$85	$10
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	3.57	%(f)	3.25%	2.85	%(f)(g)
Expenses, net of waivers/reimbursements, excluding expenses on securities sold short	1.50	%(f)	1.50%	1.50	%(f)(g)
Expenses, before waivers/reimbursements	8.60	%(f)	10.96%	29.47	%(f)(g)
Expenses, before waivers/reimbursements, excluding expenses on securities sold short	6.54	%(f)	9.21%	28.11	%(f)(g)
Net investment loss(c)	(.97	)%(f)	(1.29)%	(.99	)%(f)(g)
Portfolio turnover rate (excluding securities sold short)	95%		192%	172%
Portfolio turnover rate (including securities sold short)	115%		212%	216%

See footnote summary on page 88.

80	• ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Market Neutral Strategy — U.S.
	Class I
	Six Months Ended January 31, 2013 (unaudited)		Year Ended July 31,		August 3, 2010(a) to July 31, 2011
			2012

Net asset value, beginning of period	$ 10.34		$ 10.10		$ 10.00

Income From Investment Operations
Net investment loss(b)(c)	(.04)		(.11)		(.07)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.03)		.36		.17

Net increase (decrease) in net asset value from operations	(.07)		.25		.10

Less: Dividends and Distributions
Dividends from net investment income	– 0	–	(.00	)(d)	– 0	–
Distributions from net realized gain on investment transactions	(.04)		(.01)		– 0	–

Total dividends and distributions	(.04)		(.01)		0

Net asset value, end of period	$10.23		$10.34		$10.10

Total Return
Total investment return based on net asset value(e)	(.72)%		2.51%		1.00%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$1,995		$2,017		$1,971
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	3.31	%(f)	2.93%		2.60	%(f)(g)
Expenses, net of waivers/reimbursements, excluding expenses on securities sold short	1.25	%(f)	1.25%		1.25	%(f)(g)
Expenses, before waivers/reimbursements	8.26	%(f)	10.53%		29.19	%(f)(g)
Expenses, before waivers/reimbursements, excluding expenses on securities sold short	6.20	%(f)	8.85%		27.84	%(f)(g)
Net investment loss(c)	(.72	)%(f)	(1.07)%		(.74	)%(f)(g)
Portfolio turnover rate (excluding securities sold short)	95%		192%		172%
Portfolio turnover rate (including securities sold short)	115%		212%		216%

See footnote summary on page 88.

ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES •	81

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Market Neutral Strategy — Global
	Class A
	Six Months Ended January 31, 2013 (unaudited)		Year Ended July 31,	August 3, 2010(a) to July 31, 2011
			2012

Net asset value, beginning of period	$ 10.30		$ 10.47	$ 10.00

Income From Investment Operations
Net investment loss(b)(c)	(.10)		(.23)	(.16)
Net realized and unrealized gain on investment and foreign currency transactions	.21		.11	.63
Contributions from Adviser	– 0	–	.00 (d)	– 0	–

Net increase (decrease) in net asset value from operations	.11		(.12)	.47

Less: Distributions
Distributions from net realized gain on investment transactions	– 0	–	(.05)	– 0	–

Net asset value, end of period	$ 10.41		$ 10.30	$ 10.47

Total Return
Total investment return based on net asset value(e)	1.07%		(1.14)%	4.70%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$1,883		$1,353	$156
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	4.36	%(f)	5.09%	4.52	%(f)(g)
Expenses, net of waivers/reimbursements, excluding expenses on securities sold short	1.60	%(f)	1.60%	1.60	%(f)(g)
Expenses, before waivers/reimbursements	6.09	%(f)	8.19%	42.88	%(f)(g)
Expenses, before waivers/reimbursements, excluding expenses on securities sold short	3.33	%(f)	4.70%	39.96	%(f)(g)
Net investment loss(c)	(1.85	)%(f)	(2.23)%	(1.76	)%(f)(g)
Portfolio turnover rate (excluding securities sold short)	84%		201%	189%
Portfolio turnover rate (including securities sold short)	93%		270%	240%

See footnote summary on page 88.

82	• ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Market Neutral Strategy — Global
	Class C
	Six Months Ended January 31, 2013 (unaudited)		Year Ended July 31, 2012	August 3, 2010(a) to July 31, 2011

Net asset value, beginning of period	$ 10.15		$ 10.39	$ 10.00

Income From Investment Operations
Net investment loss(b)(c)	(.13)		(.31)	(.34)
Net realized and unrealized gain on investment and foreign currency transactions	.20		.12	.73
Contributions from Adviser	– 0	–	.00 (d)	– 0	–

Net increase (decrease) in net asset value from operations	.07		(.19)	.39

Less: Distributions
Distributions from net realized gain on investment transactions	– 0	–	(.05)	– 0	–

Net asset value, end of period	$ 10.22		$ 10.15	$ 10.39

Total Return
Total investment return based on net asset value(e)	.69%		(1.82)%	3.90%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$1,148		$376	$10
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	4.88	%(f)	5.72%	5.45	%(f)(g)
Expenses, net of waivers/reimbursements, excluding expenses on securities sold short	2.30	%(f)	2.30%	2.30	%(f)(g)
Expenses, before waivers/reimbursements	6.64	%(f)	8.72%	43.85	%(f)(g)
Expenses, before waivers/reimbursements, excluding expenses on securities sold short	4.06	%(f)	5.30%	40.70	%(f)(g)
Net investment loss(c)	(2.55	)%(f)	(3.03)%	(3.49	)%(f)(g)
Portfolio turnover rate (excluding securities sold short)	84%		201%	189%
Portfolio turnover rate (including securities sold short)	93%		270%	240%

See footnote summary on page 88.

ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES •	83

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Market Neutral Strategy — Global
	Advisor Class
	Six Months Ended January 31, 2013 (unaudited)		Year Ended July 31, 2012	August 3, 2010(a) to July 31, 2011

Net asset value, beginning of period	$ 10.36		$ 10.50	$ 10.00

Income From Investment Operations
Net investment loss(b)(c)	(.08)		(.21)	(.13)
Net realized and unrealized gain on investment and foreign currency transactions	.21		.12	.63
Contributions from Adviser	– 0	–	.00 (d)	– 0	–

Net increase (decrease) in net asset value from operations	.13		(.09)	.50

Less: Distributions
Distributions from net realized gain on investment transactions	– 0	–	(.05)	– 0	–

Net asset value, end of period	$ 10.49		$ 10.36	$ 10.50

Total Return
Total investment return based on net asset value(e)	1.25%		(.85)%	5.00%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$2,133		$1,906	$99
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	3.99	%(f)	4.85%	4.18	%(f)(g)
Expenses, net of waivers/reimbursements, excluding expenses on securities sold short	1.30	%(f)	1.30%	1.30	%(f)(g)
Expenses, before waivers/reimbursements	5.74	%(f)	7.75%	41.00	%(f)(g)
Expenses, before waivers/reimbursements, excluding expenses on securities sold short	3.06	%(f)	4.21%	38.12	%(f)(g)
Net investment loss(c)	(1.55	)%(f)	(2.04)%	(1.40	)%(f)(g)
Portfolio turnover rate (excluding securities sold short)	84%		201%	189%
Portfolio turnover rate (including securities sold short)	93%		270%	240%

See footnote summary on page 88.

84	• ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Market Neutral Strategy — Global
	Class R
	Six Months Ended January 31, 2013 (unaudited)		Year Ended July 31, 2012	August 3, 2010(a) to July 31, 2011

Net asset value, beginning of period	$ 10.26		$ 10.45	$ 10.00

Income From Investment Operations
Net investment loss(b)(c)	(.11)		(.26)	(.20)
Net realized and unrealized gain on investment and foreign currency transactions	.20		.12	.65
Contributions from Adviser	– 0	–	.00 (d)	– 0	–

Net increase (decrease) in net asset value from operations	.09		(.14)	.45

Less: Distributions
Distributions from net realized gain on investment transactions	– 0	–	(.05)	– 0	–

Net asset value, end of period	$ 10.35		$ 10.26	$ 10.45

Total Return
Total investment return based on net asset value(e)	.88%		(1.33)%	4.50%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$22		$10	$10
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	4.33	%(f)	5.14%	4.63	%(f)(g)
Expenses, net of waivers/reimbursements, excluding expenses on securities sold short	1.80	%(f)	1.80%	1.80	%(f)(g)
Expenses, before waivers/reimbursements	5.92	%(f)	8.97%	31.18	%(f)(g)
Expenses, before waivers/reimbursements, excluding expenses on securities sold short	3.40	%(f)	5.64%	28.36	%(f)(g)
Net investment loss(c)	(1.99	)%(f)	(2.52)%	(2.02	) %(f)(g)
Portfolio turnover rate (excluding securities sold short)	84%		201%	189%
Portfolio turnover rate (including securities sold short)	93%		270%	240%

See footnote summary on page 88.

ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES •	85

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Market Neutral Strategy — Global
	Class K
	Six Months Ended January 31, 2013 (unaudited)		Year Ended July 31,	August 3, 2010(a) to July 31, 2011
			2012

Net asset value, beginning of period	$ 10.31		$ 10.48	$ 10.00

Income From Investment Operations
Net investment loss(b)(c)	(.09)		(.24)	(.18)
Net realized and unrealized gain on investment and foreign currency transactions	.20		.12	.66
Contributions from Adviser	– 0	–	.00 (d)	– 0	–

Net increase (decrease) in net asset value from operations	.11		(.12)	.48

Less: Distributions
Distributions from net realized gain on investment transactions	– 0	–	(.05)	– 0	–

Net asset value, end of period	$ 10.42		$ 10.31	$ 10.48

Total Return
Total investment return based on net asset value(e)	1.07%		(1.13)%	4.80%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$10		$10	$10
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	4.29	%(f)	4.89%	4.38	%(f)(g)
Expenses, net of waivers/reimbursements, excluding expenses on securities sold short	1.55	%(f)	1.55%	1.55	%(f)(g)
Expenses, before waivers/reimbursements	5.82	%(f)	8.71%	30.92	%(f)(g)
Expenses, before waivers/reimbursements, excluding expenses on securities sold short	3.08	%(f)	5.37%	28.09	%(f)(g)
Net investment loss(c)	(1.78	)%(f)	(2.27)%	(1.77	)%(f)(g)
Portfolio turnover rate (excluding securities sold short)	84%		201%	189%
Portfolio turnover rate (including securities sold short)	93%		270%	240%

See footnote summary on page 88.

86	• ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Market Neutral Strategy — Global
	Class I
	Six Months Ended January 31, 2013 (unaudited)		Year Ended July 31,	August 3, 2010(a) to July 31, 2011
			2012

Net asset value, beginning of period	$ 10.37		$ 10.50	$ 10.00

Income From Investment Operations
Net investment loss(b)(c)	(.08)		(.22)	(.15)
Net realized and unrealized gain on investment and foreign currency transactions	.20		.14	.65
Contributions from Adviser	– 0	–	.00 (d)	– 0	–

Net increase (decrease) in net asset value from operations	.12		(.08)	.50

Less: Distributions
Distributions from net realized gain on investment transactions	– 0	–	(.05)	– 0	–

Net asset value, end of period	$ 10.49		$ 10.37	$ 10.50

Total Return
Total investment return based on net asset value(e)	1.16%		(.75)%	5.00%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$24,912		$24,618	$2,048
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	4.03	%(f)	4.71%	4.13	%(f)(g)
Expenses, net of waivers/reimbursements, excluding expenses on securities sold short	1.30	%(f)	1.30%	1.30	%(f)(g)
Expenses, before waivers/reimbursements	5.49	%(f)	6.71%	30.66	%(f)(g)
Expenses, before waivers/reimbursements, excluding expenses on securities sold short	2.76	%(f)	3.30%	27.83	%(f)(g)
Net investment loss(c)	(1.54	)%(f)	(2.08)%	(1.52	)%(f)(g)
Portfolio turnover rate (excluding securities sold short)	84%		201%	189%
Portfolio turnover rate (including securities sold short)	93%		270%	240%

See footnote summary on page 88.

ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES •	87

Financial Highlights

(a)	Commencement of operations.

(b)	Based on average shares outstanding.

(c)	Net of fees and expenses waived/reimbursed by the Adviser.

(d)	Amount is less than $.005.

(e)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on strategy distributions or the redemption of strategy shares. Total investment return calculated for a period of less than one year is not annualized.

(f)	Annualized.

(g)	The ratio includes expenses attributable to costs of proxy solicitation.

See notes to financial statements.

88	• ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES

Financial Highlights

BOARD OF DIRECTORS

William H. Foulk, Jr.,(1) Chairman

John H. Dobkin(1)

Michael J. Downey(1)

D. James Guzy(1)

Nancy P. Jacklin(1)

Robert M. Keith, President and Chief Executive Officer

Garry L. Moody(1)

Marshall C. Turner, Jr.(1)

Earl D. Weiner(1)

OFFICERS

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer

Yun Chen(2), Vice President

Vadim Zlotnikov(2), Vice President

Emilie D. Wrapp, Secretary

Joseph J. Mantineo, Treasurer and Chief Financial Officer

Phyllis J. Clarke, Controller

Custodian and Accounting Agent

State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

Principal Underwriter

AllianceBernstein Investments, Inc.
1345 Avenue of the Americas
New York, NY 10105

Legal Counsel

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

Independent Registered Public Accounting Firm

Ernst & Young LLP
5 Times Square
New York, NY 10036

Transfer Agent

AllianceBernstein Investor Services, Inc.
P.O. Box 786003
San Antonio, TX 78278-6003
Toll-Free (800) 221-5672

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee. Mr. Foulk is the sole member of the Fair Value Pricing Committee.

(2)	The day-to-day management of, and investment decisions for, the Strategies’ portfolios are made by the Adviser’s Market Neutral Investment Team. Mr. Yun Chen and Mr. Vadim Zlotnikov are the investment professionals with the most significant responsibility for the day-to-day management of the Strategies’ portfolios.

ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES •	89

Board of Directors

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and The AllianceBernstein Cap Fund (the “Fund”), in respect of AllianceBernstein Market Neutral Strategies-U.S. (“U.S. Market Neutral Strategy”) and Market Neutral Strategies – Global (“Global Market Neutral Strategy”) (each a “Strategy” and collectively, the “Strategies”)2, prepared by Philip L. Kirstein, the Senior Officer of the Fund for the Directors of the Fund, as required by the August 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Strategies which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement.

The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Strategies grow larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Strategies.

These factors, with the exception of the first factor, are generally referred to as the “Gartenberg factors,” which were articulated by the United States Court of Appeals for the Second Circuit in 1982. Gartenberg v. Merrill Lynch Asset

1	The information in the fee evaluation was completed on April 19, 2012 and discussed with the Board of Directors on May 1-3, 2012.

2	Future references to the Fund and the Strategies do not include “AllianceBernstein.” References in the fee summary pertaining to performance and expense ratios refer to Class A shares of the Strategies.

90	• ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES

Management, Inc., 694 F. 2d 923 (2d Cir. 1982). On March 30, 2010, the Supreme Court held the Gartenberg decision was correct in its basic formulation of what §36(b) requires: to face liability under §36(b), “an investment adviser must charge a fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have been the product of arm’s length bargaining.” Jones v. Harris Associates L.P., 130 S. Ct. 1418 (2010). In Jones, the Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arm’s length bargaining as the benchmark for reviewing challenged fees.”3

STRATEGY ADVISORY FEES, NET ASSETS & EXPENSE RATIOS

The Adviser proposed that the Strategies pay the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement.

Advisory Fee Based on % of Average Daily Net Assets	Net Assets 3/31/12 ($MIL)	Strategy
125 bp (flat fee)	$10.8 $28.0	U.S. Market Neutral Strategy Global Market Neutral Strategy

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Strategies. During the Strategies’ most recently completed fiscal year, the Adviser was entitled to receive $74,000 (3.71% of the Strategy’s average daily net assets) from U.S. Market Neutral Strategy and $79,000 (3.66% of the Strategy’s average daily net assets) from Global Market Neutral Strategy for providing such services, but waived the amounts in their entirety.

The Adviser has agreed to waive that portion of its management fees and/or reimburse the Strategies for that portion of the Strategy’s total operating expenses to the degree necessary to limit the Strategies’ total expense ratios to the amounts set forth below for the Strategies’ fiscal year. The waiver is terminable by the Adviser at the end of the Strategies’ fiscal year upon at least 60 days’ written notice. Also, set forth below are the gross expense ratios of the Strategies for the most recent semi-annual period:4

Strategy	Expense Cap Pursuant to Expense Limitation Undertaking		Gross Expense Ratio (1/31/12)[5]	Fiscal Year End
U.S. Market Neutral Strategy	Advisor Class A Class C Class R Class K Class I	1.25% 1.55% 2.25% 1.75% 1.50% 1.25%	8.00% 6.58% 10.46% 9.12% 8.87% 8.59%	July 31

3	Jones v. Harris at 1427.

4	Semi-annual total expense ratios are unaudited.

5	Annualized.

ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES •	91

Strategy	Expense Cap Pursuant to Expense Limitation Undertaking		Gross Expense Ratio (1/31/12)[5]	Fiscal Year End
Global Market Neutral Strategy	Advisor Class A Class C Class R Class K Class I	1.30% 1.60% 2.30% 1.80% 1.55% 1.30%	5.53% 7.55% 6.32% 7.02% 6.76% 2.92%	July 31

I.	ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services to be provided by the Adviser to the Strategies that are not provided to non-investment company clients include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Strategies’ third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Strategies are more costly than those for institutional client assets due to the greater complexities and time required for investment companies, although as previously noted, the Adviser is reimbursed for providing such services. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund, since establishing a new mutual fund requires a large upfront investment and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be

5	Annualized.

92	• ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES

given to the advisory fees charged to institutional accounts with a similar investment style as the Strategies.6 In addition to the AllianceBernstein institutional fee schedule, set forth below are what would have been the effective advisory fees of the Strategies had the AllianceBernstein institutional fee schedules been applicable to the Strategies versus the Strategies’ advisory fee based on March 31, 2012 net assets:7

Strategy	Net Assets 3/31/12 ($MIL)	AllianceBernstein Institutional Fee Schedule	Effective AB Inst. Adv. Fee	Strategy Advisory Fee
U.S. Market Neutral Strategy	$10.8	Market Neutral – U.S. 100 bp or 50 bp plus 20% of returns above the benchmark (ML 3 Mo. T-Bill Index).	1.000%	1.250%

Global Market Neutral Strategy	$28.0	Market Neutral – Global 100 bp or 50 bp plus 20% of returns above the benchmark (ML 3 Mo. T-Bill Index).	1.000%	1.250%

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Strategies with fees charged to other investment companies for similar services offered by other investment advisers.8 Lipper’s analysis included the comparison of the Strategies’ contractual management fee, estimated at the approximate current asset level of the Strategies, to the Strategies’ Lipper Expense Groups (“EG”)9 and contractual management fee rankings.10

6	The Supreme Court stated that “courts may give such comparisons the weight that they merit in light of the similarities and differences between the services that the clients in question require, but the courts must be wary of inapt comparisons.” Among the significant differences the Supreme Court noted that may exist between services provided to mutual funds and institutional accounts are “higher marketing costs.” Jones v. Harris at 1428.

7	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

8	The Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of negotiations conducted at arm’s length.” Jones v. Harris at 1429.

9	Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratio than comparable sized funds that have relatively large average account sizes. Note that there are limitations on Lipper expense category data because different funds categorize expenses differently.

10	The contractual management fee is calculated by Lipper using the Strategies’ contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Strategies, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that a Strategy had the lowest effective fee rate in the Lipper peer group.

ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES •	93

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

Strategy	Contractual Management Fee (%)[11]	Lipper Exp. Group Median (%)	Rank
U.S. Market Neutral Strategy	1.250	1.338	3/7
Global Market Neutral Strategy	1.250	1.288	2/6

Lipper also compared the Strategies’ total expense ratios to the medians of the Strategies’ Lipper Expense Universes (“EU”). The EU is a broader group compared to the EG, consisting of all funds that have the same investment classification/objective and load type as the subject Strategy.12 Set forth below is Lipper’s comparison of the Strategies’ total expense ratios and the medians of the Strategies’ EGs and EUs. The Strategies’ total expense ratio rankings are also shown.

Strategy	Expense Ratio (%)[13]	Lipper Exp. Group Median (%)	Lipper Group Rank	Lipper Exp. Universe Median (%)	Lipper Universe Rank
U.S. Market Neutral Strategy	1.549	1.650	3/7	1.625	7/16
Global Market Neutral Strategy	1.600	1.675	3/6	1.625	8/16

Based on this analysis, U.S. Market Neutral Strategy has equally favorable rankings on a management fee basis and a total expense ratio basis and Global Market Neutral Strategy has a more favorable ranking on a total expense ratio basis than on a management fee basis.

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE MANAGEMENT FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Strategies. The Senior Officer has retained a consultant to provide independent

11	The contractual management fee does not reflect any expense reimbursements made by the Strategies to the Adviser for certain clerical, legal, accounting, administrative, and other services. In addition, the contractual management fee does not reflect any advisory fee waivers for expense caps.

12	Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG when selecting an EU. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

13	Projected total expense ratio information pertains to the Strategy’s Class A shares.

94	• ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES

advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Strategies’ profitability information, prepared by the Adviser for the Board of Directors, was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to the Strategies was negative during calendar years 2011 and 2010.

In addition to the Adviser’s direct profits from managing the Strategies, certain of the Adviser’s affiliates have business relationships with the Strategies and may earn a profit from providing other services to the Strategies. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Strategies and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive and the relationship otherwise complies with the 40 Act restrictions. These affiliates provide transfer agent, distribution and brokerage related services to the Strategies and receive transfer agent fees, Rule 12b-1 payments, front-end sales loads, contingent deferred sales charges (“CDSC”) and brokerage commissions. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur.

AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, is the Strategies’ principal underwriter. ABI and the Adviser have disclosed in the Strategies’ prospectus that they may make revenue sharing payments from their own resources, in addition to resources derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Strategies. In 2011, ABI paid approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $17.0 million for distribution services and educational support (revenue sharing payments).

During the Strategies’ most recently completed fiscal year, ABI received from U.S. Market Neutral Strategy $10, $365 and $0, and from Global Market Neutral Strategy $13, $518 and $0, in front-end sales charges, Rule 12b-1 and CDSC fees, respectively.

Fees and reimbursements for out of pocket expenses charged by AllianceBernstein Investor Services, Inc. (“ABIS”), the affiliated transfer agent for the Strategies, are charged on a per account basis, based on the level of service provided and the class of share held by the account. ABIS also receives a fee

ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES •	95

per shareholder sub-account for each account maintained by an intermediary on an omnibus basis. During the Strategies’ most recently completed fiscal year, ABIS received $10,259 and $10,256 in fees from the U.S. Market Neutral Strategy and Global Market Neutral Strategy, respectively.14

The Strategies effected brokerage transactions during the most recently completed fiscal year through the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”) and/or its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” and paid commissions for such transactions. The Adviser represented that SCB’s profitability from any business conducted with the Strategies is comparable to the profitability of SCB’s dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients. These credits and charges are not being passed onto any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for its clients. These soft dollar benefits reduce the Adviser’s cost of doing business and increase its profitability.

V.	POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through fee structures,15 subsidies and enhancement to services. Based on some of the professional literature that has considered economies of scale in the mutual fund industry, it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms make such investments in their business to provide services, there may be a sharing of economies of scale without a reduction in advisory fees.

An independent consultant, retained by the Senior Officer, provided the Board of Directors information on the Adviser’s firm-wide average costs from 2005 through 2011 and potential economies of scale. The independent consultant noted that from 2005 through 2007 the Adviser experienced significant growth in assets under management (“AUM”). During this period, operating expenses

14	The fees disclosed are net of any expense offsets with ABIS. An expense offset is created by the interest earned on the positive cash balance that occurs within the transfer agent account as there is a one day lag with regards to money movement from the shareholder’s account to the transfer agent’s account and then the transfer agent’s account to the Strategies’ account. Due to lower average balances and interest rates during the Strategies’ most recently completed fiscal year, monthly fees exceeded interest credits, resulting in zero expense offsets for the period.

15	Fee structures include fee reductions, pricing at scale and breakpoints in advisory fee schedules.

96	• ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES

increased, in part to keep up with growth, and in part reflecting market returns. However, from 2008 through the first quarter of 2009, AUM rapidly and significantly decreased. Some operating expenses, including base compensation and office space, adjusted more slowly during this period, resulting in an increase in average costs. Since 2009, AUM has moved within a range of $400 to $500 million ending 2011 with an average of $411 million in the fourth quarter. The independent consultant noted that changes in operating expenses reflect changes in business composition and business practices in response to changes in financial markets. Finally, the independent consultant concluded that the increase in average cost and the decline in net operating margin across the company since 2008 are inconsistent with the view that there are currently “economies of scale” to be shared with clients through lower fees.

In February 2008, the independent consultant provided the Board of Directors an update of the Deli16 study on advisory fees and various fund characteristics.17 The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Directors.18 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE FUND

With assets under management of approximately $419 billion as of March 31, 2012, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Strategies.

16	The Deli study, originally published in 2002 based on 1997 data and updated for the February 2008 Presentation, may be of diminished value due to the age of data used in the presentation and the changes experienced in the industry over the last four years.

17	The Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arm’s length. See Jones V. Harris at 1429.

18	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES •	97

The information prepared by Lipper shows the 1 year performance return and rankings19 of the Strategies relative to each Strategy’s Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”)20 for the period ended February 29, 2012.21

	Fund	PG Median	PU Median	PG Rank	PU Rank
U.S. Market Neutral Strategy
1 year	6.70	1.34	0.50	1/7	1/18

Global Market Neutral Strategy
1 year	0.99	-2.10	0.50	2/5	9/18

Set forth below are the 1 year and since inception performance returns of the Strategies (in bold)22 versus the Strategies’ benchmarks.23

	Period Ended February 29, 2012 Annualized Performance
	1 Year (%)	Since Inception (%)
U.S. Market Neutral Strategy	6.70	2.08
ML 3 Month Treasury Bill	0.08	0.10
S&P 500 Index	5.12	15.77
Inception Date: August 3, 2010

Global Market Neutral Strategy	0.99	1.84
ML 3 Month Treasury Bill	0.08	0.10
S&P 500 Index	5.12	15.77
Inception Date: August 3, 2010

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed fee for the Strategies are reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion in respect of the Strategies is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: May 25, 2012

19	The performance returns and rankings of the Strategy are for the Strategy’s Class A shares. The performance returns of the Strategies were provided by Lipper.

20	U.S. Market Neutral Strategy’s PG is identical to its EG. U.S. Market Neutral Strategy’s PU is not identical to its EU, as the criteria for including/excluding a fund from a PU is somewhat different from that of an EU. Global Market Neutral Strategy’s PG/PU are not identical to the Strategy’s EG/EU as the criteria for including/excluding a fund in/from a PG/PU is somewhat different from that of an EG/EU.

21	The current Lipper investment classification/objective dictates the PG and PU throughout the life of the Strategies even if a Strategies had a different investment classification/objective at a different point in time.

22	The performance returns and risk measures shown in the table are for the Class A shares of the Strategies.

23	The Adviser provided Strategies’ and benchmark performance return information for periods through February 29, 2012.

98	• ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

ALLIANCEBERNSTEIN FAMILY OF FUNDS

Wealth Strategies

Balanced Wealth Strategy

Conservative Wealth Strategy

Wealth Appreciation Strategy

Tax-Managed Balanced Wealth Strategy

Tax-Managed Conservative Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

Asset Allocation/Multi-Asset Funds

Emerging Markets Multi-Asset Portfolio

International Portfolio

Tax-Managed International Portfolio

Growth Funds

Domestic

Discovery Growth Fund**

Growth Fund

Large Cap Growth Fund

Select US Equity Portfolio

Small Cap Growth Portfolio

U.S. Strategic Research Portfolio

Global & International

Global Thematic Growth Fund

International Discovery Equity Portfolio

International Focus 40 Portfolio

International Growth Fund

Value Funds

Domestic

Core Opportunities Fund

Discovery Value Fund**

Equity Income Fund

Growth & Income Fund

Value Fund

Global & International

Emerging Markets Equity Portfolio

Global Real Estate Investment Fund

Global Value Fund

International Value Fund

Taxable Bond Funds

Bond Inflation Strategy

Global Bond Fund

High Income Fund

Intermediate Bond Portfolio

Limited Duration High Income Portfolio

Short Duration Portfolio

Municipal Bond Funds

Arizona Portfolio California Portfolio High Income Portfolio Massachusetts Portfolio Michigan Portfolio Minnesota Portfolio Municipal Bond Inflation Strategy	National Portfolio New Jersey Portfolio New York Portfolio Ohio Portfolio Pennsylvania Portfolio Virginia Portfolio

Intermediate Municipal Bond Funds

Intermediate California Portfolio

Intermediate Diversified Portfolio

Intermediate New York Portfolio

Closed-End Funds

Alliance California Municipal Income Fund

Alliance New York Municipal Income Fund

AllianceBernstein Global High Income Fund

AllianceBernstein Income Fund

AllianceBernstein National Municipal Income Fund

Alternatives

Dynamic All Market Fund

Global Risk Allocation Fund**

Market Neutral Strategy-Global

Market Neutral Strategy-U.S.

Real Asset Strategy

Select US Long/Short Portfolio

Unconstrained Bond Fund

Retirement Strategies

2000 Retirement Strategy	2020 Retirement Strategy	2040 Retirement Strategy
2005 Retirement Strategy	2025 Retirement Strategy	2045 Retirement Strategy
2010 Retirement Strategy	2030 Retirement Strategy	2050 Retirement Strategy
2015 Retirement Strategy	2035 Retirement Strategy	2055 Retirement Strategy

We also offer Exchange Reserves,* which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.alliancebernstein.com or contact your AllianceBernstein investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

*	An investment in Exchange Reserves is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

**	Prior to October 8, 2012, Global Risk Allocation Fund was named Balanced Shares. Prior to November 1, 2012, Discovery Growth Fund was named Small/Mid Cap Growth Fund and Discovery Value Fund was named Small/Mid Cap Value Fund.

ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES •	99

AllianceBernstein Family of Funds

NOTES

100	• ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES

ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

MNS-0152-0113

ITEM 2. CODE OF ETHICS.

Not applicable when filing a semi-annual report to shareholders.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable when filing a semi-annual report to shareholders.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable when filing a semi-annual report to shareholders.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6. SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AllianceBernstein Cap Fund, Inc.

By:	/s/ Robert M. Keith
Robert M. Keith President

Date: March 25, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Robert M. Keith
Robert M. Keith President

Date:	March 25, 2013

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo
Treasurer and Chief Financial Officer

Date: March 25, 2013